UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

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Portfolio Manager’s

Comments

Nuveen International Growth Fund

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Tracy Stouffer, CFA, serves as portfolio manager for the Nuveen International Growth Fund.

On the following pages, the portfolio manager discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended July 31, 2016.

What factors affected the U.S. economy, equity and global markets during the twelve-month reporting period ended July 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

At the start of the reporting period, a slowdown in China and ongoing weakness across emerging markets led to renewed volatility and downward pressure for commodity prices across the board. China fears plus a global supply glut led oil prices to sell off sharply, hitting a twelve-year low of approximately $26-per-barrel for West Texas Intermediate (WTI) crude in February 2016. As 2016 progressed, news of a possible production freeze and a string of unexpected production outages helped prices rally to around the $50-per-barrel mark for WTI crude in June. However, prices fell back to approximately $40-per-barrel by the end of the reporting period due to lingering concerns of global oversupply.

While the U.S. economy remained on firmer footing, the economic outlook outside the U.S. grew more uncertain as the U.K.’s late-June referendum increasingly weighed on sentiment and markets, especially in Europe. Angst surrounding growth in China also remained front and center as policymakers struggled to promote growth in this weakening economy. Japan attempted to boost growth and stave off deflation with an unexpected rate cut at the end of January 2016, but then held off on any additional response for much of the reporting period, much to the discontent of investors. The European Central Bank unleashed its own combination of easing measures in March 2016. Then on June 23, 2016 British voters shocked the world with their unexpected “Brexit” decision to leave the EU, which was met with soaring precious metals prices, plunging bond yields, extreme currency volatility and a flight to defensives and dollar earners. Emerging market currencies appreciated, the British pound sank, the Japanese yen surged and bond yields fell to record lows, bringing yields in nearly half of the European fixed income complex into negative territory. However, the primary short-term concern, a credit crunch triggered by a liquidity crisis at financial institutions, was averted as markets remained very liquid. While the outcome temporarily rocked global equities, markets stabilized fairly quickly buoyed by reassurances from global central banks and a perception that the price rout presented an attractive buying opportunity. In the end the U.S. equity market, as measured by the S&P 500® Index, was one of the few bright spots around the globe, returning more than 5% during the reporting period. Although emerging markets outperformed developed markets overseas, particularly Europe in the second half of the reporting period, the segment still produced slightly negative returns overall for the reporting period. The Japanese stock market continued to be haunted by yen appreciation and the Bank of Japan’s decision to only provide modest additional stimulus toward the end of the reporting period.

How did the Fund perform during the twelve-month reporting period ended July 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended July 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average during the twelve-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2016 and how did these strategies influence performance?

Nuveen International Growth Fund

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the

6	NUVEEN

portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.

We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country impact, the Fund’s positions in the United Kingdom, Hong Kong, South Korea, Italy, China and Switzerland generally detracted versus the MSCI EAFE Index. However, stock selection in Germany, Luxembourg, Sweden, Australia and Denmark contributed favorably on a relative basis. At the sector level, the Fund lagged in seven of the ten sectors with particularly difficult results experienced among our industrial, consumer discretionary and energy holdings. On the other hand, results were strong in the financial sector, while our average allocation of nearly 3% in cash was also helpful during the reporting period’s volatile market conditions. In aggregate, stock selection was negative and the main contributor to the Fund’s underperformance of its MSCI EAFE benchmark. Sector weights proved beneficial during the reporting period, while country selection was a modest drag on results.

In terms of individual holdings, the Fund’s performance was negatively impacted by Swiss investment solutions firm Leonteq AG, which saw its shares under pressure throughout the reporting period. The company helps large banks and insurance companies, primarily in Europe and Asia, to develop and manage structured financial products. Leonteq’s business model, which is still in a proof-of-concept phase, came under scrutiny after investors became nervous about the global growth slowdown. Then in February, the company announced that it had lost a key partner, damaging its forecast for near-term growth in Asia. With this setback, the market lost faith in the company’s ability to deliver. Until we see more tangible proof that Leonteq’s business model works, we believe the stock will continue to suffer and have sold the position.

Also, the Fund was hurt by Dutch technology firm Mobileye NV, the designer and developer of vision-based advanced driver assistance systems (ADAS). Its shares came under pressure during the reporting period due to weaker earnings guidance issued by management, combined with additional competition that is making inroads into the company’s market leading position. We believe that Mobileye’s slower-than-expected product ramp in the medium term, lower operating margin expectations and higher research and development spend have led many investors to sell their positions. Mobileye has to further develop its software and algorithms in order to stay ahead of the competition as there are some very capable companies looking to expand into the ADAS and autonomous driving component industry. Therefore, we decided to sell this position.

Additionally, a position in Golar LNG Limited hindered the Fund’s results during the reporting period. The company operates liquefied natural gas (LNG) infrastructure and logistics including floating storage regasification units and vessels. Golar has undertaken an ambitious project to have four to five floating LNG vessels in operation by 2020, which will allow energy producers to monetize stranded fields of gas that are usually overlooked by the large integrated players. In January 2016, Golar announced a joint venture with Schlumberger to rapidly develop these stranded gas reserves to LNG. However, shares of Golar fell significantly at the end of April after Ophir Energy announced it had ended talks with Schlumberger to develop its Fortuna project in Equatorial Guinea, which investors believed would negatively impact the joint venture. While Golar announced that it will work independently with Ophir Energy in the hopes of reaching an agreement for the Fortuna development before year-end, the market remained skeptical and so did we, leading us to sell our position.

A position in the Bank of Ireland also detracted during the reporting period. The stock performance of the Irish bank was severely impacted by the U.K.’s June referendum vote because more than 40% of its business is conducted in that country. In addition, a disorderly “Brexit” may hurt the Bank of Ireland’s ability to follow through on its restructuring plans. The difficulty with the U.K.’s decision is that it opens the door to a range of scenarios from a disorderly Brexit to a situation like Norway where the country is outside the EU, but still in the common market. Because of this uncertainty, we decided to sell our position in Bank of Ireland.

Several individual portfolio holdings contributed favorably to the Fund’s performance, including German firm ADO Properties S.A., the only listed pure-play residential property developer and manager in Berlin. Currently, the company manages 14,000 units with a goal to double that figure during the next three years. The residential subsector in Germany is a key beneficiary of low rates and changing demographics. A new factor in the country’s housing shortage is the influx of refugees, a growing group that is creating demand for affordable housing. Germany is the second most popular migration destination in the world after the U.S. The rental and price growth in the German residential sector that started in 2010 looks likely to remain strong for years to come.

NUVEEN	7

Portfolio Manager’s comments (continued)

In the consumer discretionary sector, the Fund benefited from a position in Adidas-Salomon AG, the third largest sporting goods company in North America after Nike and having been surpassed by Under Armour. Adidas is executing on a five-year initiative called “Creating the New”, which outlines sales growth and net income targets driven by speed to market as well as production, supply and distribution efficiencies. During the reporting period, the former CEO of Henkel AG and CO KGaA, Kasper Rorsted, was confirmed as the new CEO starting in September 2016 and will shepherd the company through its transformation plan. The Adidas shareholder register also features a number of activists including two that have formed a partnership, NNS Holding controlled by the Egyptian billionaire Nassef Sawiris and Southeastern, as well as Groupe Bruxelles Lambert. Adidas brands currently have sales growth momentum across multiple categories for performance and sports style products. The Euro Football Championships and the Rio Olympic Games in 2016 have also acted as catalysts for strong wholesale demand. The “athleisure” market will exceed luxury goods by 2020, a beneficiary of a healthier lifestyle adopted by the world.

The Fund saw strong results from another holding in the consumer discretionary sector, Domino’s Pizza Enterprises Limited. The company, which owns the franchise for Domino’s pizza in Australia, France, Benelux and Japan, now has exposure to Germany after announcing a deal in December 2015 to acquire German pizza chain Joey’s Pizza in a joint venture with Domino’s Pizza Group PLC. Germany represents the fourth largest pizza market in the world with 800 pizza chain stores versus a population of 80 million, offering much upside opportunity in terms of increased penetration and leveraging Domino’s digital expertise. We believe the long, visible growth path for Domino’s remains intact as its Australia/New Zealand business, which remains the company’s crown jewel, accelerates. Also, digital upgrades in Europe are laying the foundation for future growth as the company’s business reaches scale, while Japan continues to build its network.

In the information technology sector, the Fund benefited from a position in Wisetech Global Ltd., an Australian designer and developer of cloud-based logistics software solutions that we purchased during its initial public offering (IPO) in April. Its flagship product, CargoWise One, allows global logistics companies to manage, track and trace freight forwarding, customs clearance, compliance and warehousing. The company’s software-as-a-service (SaaS) operating model delivers high recurring revenue, strong customer retention and high incremental revenue and margin growth from new customer wins. During the reporting period, Wisetech Global secured a significant five-year contract with DHL, the world’s largest logistics forwarder, which will likely use CargoWise One primarily for its air and sea freight forwarding business. With this contract, Wisetech Global displaces a failed SAP enterprise software implementation.

In terms of regional and country changes, we increased the Fund’s exposure to Germany, Australia, Thailand, France, Canada, Indonesia and the Philippines, while reducing exposure to Italy, Japan, Denmark, Switzerland, the Netherlands, South Korea, Spain and the U.K. The result was a nearly 5% increase in the Fund’s emerging market exposure. Following the U.K. referendum in June 2016, we repositioned the Fund’s U.K. and European holdings to emphasize dollar earners and those companies perceived to have less economic sensitivity. We also increased the Fund’s exposure to gold as an ongoing hedge against continued unconventional monetary policy. In terms of sectors, we increased the Fund’s weightings in materials, industrials, information technology, financials and consumer staples, while decreasing weights in consumer discretionary and health care. We also invested in 19 IPOs during the reporting period, with the majority of these names found in the consumer discretionary and information technology sectors.

In terms of themes we are emphasizing in the Fund, we remain bullish on the factory of the future and the beneficiaries of automation, which are part of our urbanization and industrialization theme. The rapid penetration of machine vision, robots, cobots and nursebots is being driven by the need for flexibility, efficiency and containment of labor costs, both on the factory floor and in service industries. We also remain bullish on the secular growth trends for eSports, part of our digital economy theme. With higher bandwidth and faster devices, gaming as both a recreational and professional activity continues to thrive. During the reporting period, the Pac-12, one of the big six collegiate conferences, announced it will begin hosting live studio competitions and tournaments. Some colleges are now offering eSports scholarships, while in South Korea, eSports is a national pastime. In a world starved of growth, we continue to favor companies with disruptive business models and consistent, secular growth trends.

8	NUVEEN

Risk Considerations

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.

NUVEEN	9

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10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(8.91)%	4.62%	12.20%
Class A Shares at maximum Offering Price	(14.15)%	3.39%	11.29%
MSCI EAFE Index	(7.53)%	3.02%	8.32%
Lipper International Multi-Cap Growth Funds Classification Average	(4.24)%	3.18%	9.08%

Class C Shares	(9.60)%	3.85%	11.37%
Class R3 Shares	(9.14)%	4.35%	11.91%
Class I Shares	(8.69)%	4.88%	12.47%

Cumulative
Since Inception
Class R6 Shares	4.10%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(11.43)%	4.14%	11.73%
Class A Shares at maximum Offering Price	(16.52)%	2.91%	10.81%
Class C Shares	(12.09)%	3.37%	10.91%
Class R3 Shares	(11.67)%	3.86%	11.44%
Class I Shares	(11.22)%	4.39%	12.00%

Since inception returns for Class A, C, R3 and I Shares and the comparative index and Lipper classification average, are from 4/24/09. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.28%	2.02%	1.52%	0.93%	1.03%
Net Expense Ratios	1.13%	1.88%	1.38%	0.78%	0.88%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after November 30, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Holding

Summaries as of July 31, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen International Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Vinci S.A	1.8%
Tencent Holdings Limited	1.7%
Brookfield Asset Management, Inc., Class A	1.6%
Ichigo Inc.	1.5%
Grand City Properties SA	1.5%

Portfolio Composition

(% of net assets)

Real Estate Management & Development	8.8%
Internet Software & Services	5.8%
Software	5.7%
Capital Markets	4.9%
Metals & Mining	4.5%
Household Durables	4.3%
Hotels, Restaurants & Leisure	3.8%
Pharmaceuticals	3.7%
Semiconductors & Semiconductor Equipment	3.0%
Oil, Gas & Consumable Fuels	3.0%
Diversified Financial Services	2.9%
Banks	2.8%
Machinery	2.7%
Electronic Equipment, Instruments & Components	2.7%
Personal Products	2.5%
Aerospace & Defense	2.4%
Biotechnology	2.4%
Construction & Engineering	2.2%
IT Services	2.1%
Food & Staples Retailing	2.0%
Food Products	1.9%
Trading Companies & Distributors	1.8%
Industrial Conglomerates	1.7%
Construction Materials	1.5%
Building Products	1.5%
Other	18.9%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	17.5%
Germany	11.8%
United Kingdom	11.0%
France	8.4%
Canada	8.2%
Australia	7.2%
Thailand	3.9%
Ireland	2.9%
Indonesia	2.8%
Philippines	2.6%
Sweden	2.5%
South Korea	2.5%
Other	19.2%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

1	Includes 17.6% (as a percentage of net assets) in emerging markets countries.

14	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares reflect only the first 31 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2016.

The beginning of the period is February 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,039.80	$1,036.10	$1,038.50	$1,041.00	$1,041.00
Expenses Incurred During Period	$6.14	$9.92	$7.35	$3.86	$4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.85	$1,015.12	$1,017.65	$1,024.22	$1,020.09
Expenses Incurred During Period	$6.07	$9.82	$7.27	$3.82	$4.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.45% and 0.96% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.76% multiplied by the average account value over the period, multiplied by 31/366 (to reflect the 31 days in the period since class commencement of operations).

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen International Growth Fund (a series of Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 27, 2016

16	NUVEEN

Nuveen International Growth Fund

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 2.4%

120,594	Saab AB-B, Class B	$4,140,530

65,578	Thales SA	5,974,540
	Total Aerospace & Defense	10,115,070

	Auto Components – 1.1%

86,861	Valeo SA	4,457,378

	Automobiles – 0.9%

234,500	Mazda Motor Corporation	3,556,512

	Banks – 2.8%

87,403	BNP Paribas SA	4,334,220

821,140	Mitsubishi UFJ Financial Group Inc., Sponsored ADR	4,187,814

3,520,100	PT Bank Rakyat Indonesia	3,097,237
	Total Banks	11,619,271

	Beverages – 0.6%

18,695	Fevertree Drinks PLC	225,151

285,384	Treasury Wine Estates Limited	2,092,869
	Total Beverages	2,318,020

	Biotechnology – 2.4%

5,384	Hugel, Inc., (2)	1,682,755

81,352	Shire PLC	5,244,376

227,144	Swedish Orphan Biovitrum AB, (2)	2,901,349
	Total Biotechnology	9,828,480

	Building Products – 1.5%

93,235	Kingspan Group PLC	2,168,125

227,346	Uponor OYJ	4,224,354
	Total Building Products	6,392,479

	Capital Markets – 4.9%

189,400	Brookfield Asset Management, Inc., Class A	6,540,839

1,381,800	Ichigo Inc.	6,121,170

54,700	Nihon M&A Center Inc.	3,372,010

9,641	Partners Group Holding AG	4,411,663
	Total Capital Markets	20,445,682

	Chemicals – 1.3%

47,080	Frutarom Industries Limited	2,355,729

3,264,700	Indorama Ventures PCL, (2)	3,116,603
	Total Chemicals	5,472,332

NUVEEN	17

Nuveen International Growth Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Construction & Engineering – 2.2%

47,800	SNC Lavalin Group Inc.	$2,059,319

96,102	Vinci S.A	7,294,243
	Total Construction & Engineering	9,353,562

	Construction Materials – 1.5%

8,021,400	Cemex Holdings Philippines, Inc., (2)	2,026,208

143,595	CRH PLC	4,410,817
	Total Construction Materials	6,437,025

	Consumer Finance – 0.9%

2,883,700	Group Lease Public Company Limited, (2)	3,560,123

	Diversified Financial Services – 2.9%

17,266	GRENKE AG	3,378,094

40,886	Hypoport AG, (2)	4,433,925

27,305,900	Metro Pacific Investments Corporation	4,347,150
	Total Diversified Financial Services	12,159,169

	Diversified Telecommunication Services – 0.8%

65,700	Nippon Telegraph and Telephone Corporation	3,142,860

	Electrical Equipment – 1.1%

63,400	Vesta Wind Systems A/S	4,425,150

	Electronic Equipment, Instruments & Components – 2.7%

5,172,000	Au Optronic Corporation	2,098,092

51,700	HORIBA, Ltd	2,457,441

7,000	Keyence Corporation	5,002,597

1,760,000	PAX Global Technology Limited	1,456,383
	Total Electronic Equipment, Instruments & Components	11,014,513

	Energy Equipment & Services – 0.7%

6,739,083	Saipem S.p.A	2,945,157

	Food & Staples Retailing – 2.0%

47,500	Alimentation Couche-Tard, Class B	2,147,532

2,767,600	CP ALL PCL	4,112,067

18,900	Tsuruha Holdings Inc.	2,167,198
	Total Food & Staples Retailing	8,426,797

	Food Products – 1.9%

120,011	Glanbia PLC	2,321,182

80,100	Premium Brands Holdings Corp.	3,455,775

4,149,500	Taokaenoi Food and Marketing PCL, (2)	2,311,235
	Total Food Products	8,088,192

	Health Care Equipment & Supplies – 0.1%

165,000	United Orthopedic Corporation, (2)	420,731

18	NUVEEN

Shares	Description (1)	Value

	Health Care Technology – 0.5%

279,778	BIT Computer Co., Limited, (2)	$2,190,468

	Hotels, Restaurants & Leisure – 3.8%

239,030	Basic-Fit NV, (2)	3,943,062

161,096	Compass Group PLC	3,061,587

60,458	Domino's Pizza Enterprises Limited	3,455,068

830,020	Mantra Group, Limited	2,264,478

2,611,900	Minor International PCL, (2)	3,055,841
	Total Hotels, Restaurants & Leisure	15,780,036

	Household Durables – 4.3%

1,422,000	Basso Industry Corp.	4,441,105

168,940	Bonava AB, Class B, (2)	1,968,367

1,268,073	Countryside Properties PLC, (2)	3,806,228

51,267	Kaufman and Broad SA	2,214,138

48,000	Pressance Corporation	2,161,611

483,243	Steinhoff International Holdings NV	3,068,170
	Total Household Durables	17,659,619

	Household Products – 1.5%

33,325	Henkel AG and CO KGaA	4,150,471

20,847	Reckitt and Benckiser	2,020,137
	Total Household Products	6,170,608

	Industrial Conglomerates – 1.7%

33,394	DCC PLC	2,980,972

59,731	Rheinmetall AG	4,181,719
	Total Industrial Conglomerates	7,162,691

	Insurance – 0.8%

184,536	Prudential Corporation PLC	3,260,392

	Internet Software & Services – 5.8%

725,337	Aconex Limited, (2)	4,420,783

433,277	Auto Trader Group PLC	2,125,669

158,900	COOKPAD, Inc., (2)	2,253,426

741,158	NEXTDC Limited, (2)	2,106,529

43,772	Rightmove PLC	2,346,746

150,500	SMS CO., LTD, (2)	3,578,311

299,700	Tencent Holdings Limited	7,204,327
	Total Internet Software & Services	24,035,791

	IT Services – 2.1%

43,598	Cap Gemini Group	4,189,425

81,700	DH Corporation	2,018,018

63,900	SCSK Corporation	2,692,900
	Total IT Services	8,900,343

NUVEEN	19

Nuveen International Growth Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Leisure Products – 0.3%

17,700	YONEX CO, LTD	$1,122,350

	Life Sciences Tools & Services – 0.5%

5,469	Eurofins Scientific	2,051,057

	Machinery – 2.7%

73,068	Arcam AB, (2)	1,421,739

106,400	Daifuku Company Limited	2,264,917

85,500	Harmonic Drive Systems Inc.	2,685,623

90,400	Nabtesco Corporation	2,453,252

44,251	Stabilus GmbH, (2)	2,315,814
	Total Machinery	11,141,345

	Media – 0.6%

246,400	Next Company Limited	2,417,273

	Metals & Mining – 4.5%

129,500	Detour Gold Corporation, (2)	3,386,152

474,900	Eldorado Gold Corporation, (2)	1,945,939

996,588	Independence Group NL	3,044,575

1,622,000	Jiangxi Copper Company Limited	1,858,577

412,612	Orocobre Limited, (2)	1,298,157

529,207	Outokumpu Oyj, (2)	3,044,058

173,010	ThyssenKrupp AG	3,965,218
	Total Metals & Mining	18,542,676

	Multiline Retail – 0.8%

14,100	Ryohin Keikaku Compnay, Limited	3,168,648

	Multi-Utilities – 0.8%

147,609	Veolia Environment S.A.	3,277,435

	Oil, Gas & Consumable Fuels – 3.0%

3,742,000	China Coal Energy Company Limited, (2)	1,972,672

233,059	Hoegh LNG Holdings Limited	2,430,820

23,300	Seven Generations Energy Limited	487,004

175,200	Seven Generations Energy Limited, Class A, (2)	3,676,697

460,300	Veresen Inc.	3,895,619
	Total Oil, Gas & Consumable Fuels	12,462,812

	Paper & Forest Products – 0.7%

81,900	West Fraser Timber Company Limited, (WI/DD)	2,813,950

	Personal Products – 2.5%

15,666	Cosmax Incorporated	2,027,916

634,700	Hypermarcas SA	5,373,339

52,800	KAO Corporation	2,873,508
	Total Personal Products	10,274,763

20	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals – 3.7%

2,405,000	China Animal Healthcare Limited, (3)	$402,983

665,000	China Medical Systems Holdings, Limited	977,134

94,070	Novo Nordisk AS, Class B	5,359,837

34,500	Sawai Pharmaceutical Company Limited	2,762,434

797,500	Shangai Fosun Pharmaceutical Group Company Limited	1,955,100

35,375	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,892,563

997,830	Vectura Group PLC, (2)	1,966,341
	Total Pharmaceuticals	15,316,392

	Real Estate Investment Trust – 1.1%

179,086	Shaftesbury PLC	2,213,686

250,809	Workspace Group PLC	2,340,129
	Total Real Estate Investment Trust	4,553,815

	Real Estate Management & Development – 8.8%

113,084	ADO Properties S.A	4,605,139

5,047,700	Ayala Land Inc.	4,232,311

159,649	Deutsche Wohnen Ag	5,974,874

272,889	Grand City Properties SA	6,071,292

152,500	Open House Company, Limited	4,407,532

3,810,700	Pruksa Real Estate PCL, (2)	3,008,735

87,904,200	PT Pakuwon Jati Tbk	4,362,158

30,817,000	Summarecon Agung Tbk PT	3,987,847
	Total Real Estate Management & Development	36,649,888

	Semiconductors & Semiconductor Equipment – 3.0%

320,062	Infineon Technologies AG	5,295,876

425,700	Sumco Corporation	3,241,720

306,801	Tower Semiconductor, Limited, (2)	4,135,677
	Total Semiconductors & Semiconductor Equipment	12,673,273

	Software – 5.7%

50,500	Enghouse Systems Limited	2,064,248

34,409	Line Corp., Sponsored ADR, (2)	1,263,498

186,410	Micro Focus International	4,776,195

76,309	Mobileye NV, (2)	3,655,964

13,620	NCsoft Corporation	3,051,931

76,737	UbiSoft Entertainment S.A, (2)	3,150,711

1,383,636	Wisetech Global Limited, (2)	5,572,919
	Total Software	23,535,466

	Specialty Retail – 1.3%

16,800	Nitori Company Limited	2,097,633

154,164	WH Smith PLC	3,119,593
	Total Specialty Retail	5,217,226

NUVEEN	21

Nuveen International Growth Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 1.1%

27,001	Adidas-Salomon AG	$4,429,961

	Trading Companies & Distributors – 1.8%

329,330	Ashtead Group PLC	5,212,787

45,400	Trusco Nakayama Corporation	2,295,918
	Total Trading Companies & Distributors	7,508,705

	Transportation Infrastructure – 1.4%

608,439	Sydney Airport	3,495,617

224,281	Transurban Group	2,140,756
	Total Transportation Infrastructure	5,636,373
	Total Long-Term Investments (cost $375,516,620)	412,131,859

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

	REPURCHASE AGREEMENTS – 1.0%

$4,330	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $4,330,109, collateralized by $3,355,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $4,420,213	0.030%	8/01/16	$4,330,098
	Total Short-Term Investments (cost $4,330,098)			4,330,098
	Total Investments (cost $379,846,718) – 100.5%			416,461,957
	Other Assets Less Liabilities – (0.5)%			(2,082,807)
	Net Assets – 100%			$414,379,150

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

22	NUVEEN

Statement of

Assets and Liabilities	July 31, 2016

Assets
Long-term investments, at value (cost $375,516,620)	$412,131,859
Short-term investments, at value (cost approximates value)	4,330,098
Cash denominated in foreign currencies (cost $38,979)	38,880
Cash	4,090,149
Receivable for:
Dividends	322,566
Investments sold	28,429,445
Reclaims	465,702
Shares sold	576,128
Other assets	48,407
Total assets	450,433,234
Liabilities
Payable for:
Investments purchased	34,820,661
Shares redeemed	647,174
Accrued expenses:
Management fees	203,946
Trustees fees	21,119
12b-1 distribution and service fees	38,488
Other	322,696
Total liabilities	36,054,084
Net assets	$414,379,150
Class A Shares
Net assets	$102,083,067
Shares outstanding	2,714,064
Net asset value (“NAV”) per share	$37.61
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$39.90
Class C Shares
Net assets	$20,065,287
Shares outstanding	554,345
NAV and offering price per share	$36.20
Class R3 Shares
Net assets	$990,876
Shares outstanding	26,596
NAV and offering price per share	$37.26
Class R6 Shares
Net assets	$32,014,774
Shares outstanding	845,664
NAV and offering price per share	$37.86
Class I Shares
Net assets	$259,225,146
Shares outstanding	6,847,584
NAV and offering price per share	$37.86
Net assets consist of:
Capital paid-in	$428,681,187
Undistributed (Over-distribution of) net investment income	(1,216,119)
Accumulated net realized gain (loss)	(49,691,167)
Net unrealized appreciation (depreciation)	36,605,249
Net assets	$414,379,150
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	23

Statement of

Operations	Year Ended July 31, 2016

Investment Income (net of foreign tax withheld of $684,969)	$5,574,666
Expenses
Management fees	3,362,204
12b-1 service fees – Class A Shares	244,685
12b-1 distribution and service fees – Class C Shares	207,897
12b-1 distribution and service fees – Class R3 Shares	3,088
Shareholder servicing agent fees	477,696
Custodian fees	296,623
Trustees fees	11,110
Professional fees	84,076
Shareholder reporting expenses	86,209
Federal and state registration fees	85,439
Other	17,557
Total expenses before fee waiver/expense reimbursement	4,876,584
Fee waiver/expense reimbursement	(417,857)
Net expenses	4,458,727
Net investment income (loss)	1,115,939
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(38,467,922)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,271,399
Net realized and unrealized gain (loss)	(37,196,523)
Net increase (decrease) in net assets from operations	$(36,080,584)

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Changes in Net Assets

	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$1,115,939	$725,430
Net realized gain (loss) from investments and foreign currency	(38,467,922)	(4,720,122)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,271,399	23,372,027
Net increase (decrease) in net assets from operations	(36,080,584)	19,377,335
Distributions to Shareholders
From net investment income:
Class A Shares	(1,067,682)	—
Class C Shares	(63,369)	—
Class R3 Shares	(4,750)	—
Class R6 Shares	—	—
Class I Shares	(4,109,348)	(519,534)
From accumulated net realized gains:
Class A Shares	—	(353,252)
Class C Shares	—	(57,879)
Class R3 Shares	—	(800)
Class R6 Shares	—	—
Class I Shares	—	(1,100,659)
Decrease in net assets from distributions to shareholders	(5,245,149)	(2,032,124)
Fund Share Transactions
Fund reorganization	—	197,377,467
Proceeds from sale of shares	261,701,182	159,734,132
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,299,391	1,485,814
	266,000,573	358,597,413
Cost of shares redeemed	(200,867,844)	(180,316,592)
Net increase (decrease) in net assets from Fund share transactions	65,132,729	178,280,821
Net increase (decrease) in net assets	23,806,996	195,626,032
Net assets at the beginning of period	390,572,154	194,946,122
Net assets at the end of period	$414,379,150	$390,572,154
Undistributed (Over-distribution of) net investment income at the end of period	$(1,216,119)	$1,554,639

See accompanying notes to financial statements.

NUVEEN	25

Financial

Highlights

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2016	$41.73	$0.06	$(3.77)	$(3.71)	$(0.41)	$—	$(0.41)	$37.61
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
2013	26.34	0.10	8.62	8.72	(0.08)	—	(0.08)	34.98
2012	31.33	(0.05)	(4.84)	(4.89)	(0.09)	(0.01)	(0.10)	26.34
Class C (4/09)
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
2013	25.78	(0.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(0.25)	(4.71)	(4.96)	—	(0.01)	(0.01)	25.78
Class R3 (4/09)
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
2013	26.19	(0.06)	8.65	8.59	(0.01)	—	(0.01)	34.77
2012	31.13	(0.10)	(4.81)	(4.91)	(0.02)	(0.01)	(0.03)	26.19
Class R6 (6/16)
2016(e)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (4/09)
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
2013	26.49	0.09	8.75	8.84	(0.15)	—	(0.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(0.17)	(0.01)	(0.18)	26.49

26	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(8.91)%	$102,083	1.31%		0.06%	1.21%		0.16%	351%
6.23	86,862	1.38		(0.09)	1.24		0.05	414
15.21	69,253	1.52		(0.04)	1.42		0.07	326
33.17	7,056	1.93		(0.20)	1.42		0.31	358
(15.58)	906	1.65		(0.42)	1.43		(0.19)	246

(9.60)	20,065	2.06		(0.76)	1.96		(0.66)	351
5.46	21,287	2.12		(0.77)	1.99		(0.63)	414
14.33	9,723	2.28		(0.65)	2.17		(0.54)	326
32.20	144	2.70		(1.14)	2.17		(0.61)	358
(16.16)	54	2.43		(1.22)	2.18		(0.97)	246

(9.14)	991	1.57		(0.14)	1.46		(0.03)	351
5.97	226	1.62		(0.28)	1.49		(0.15)	414
14.85	181	1.79		(0.97)	1.67		(0.85)	326
32.83	624	2.22		(0.77)	1.67		(0.21)	358
(15.79)	463	1.89		(0.61)	1.68		(0.39)	246

4.10	32,015	0.89	**	(0.56)**	0.76	**	(0.43)**	351

(8.69)	259,225	1.06		0.28	0.96		0.38	351
6.50	282,197	1.13		0.18	0.99		0.32	414
15.48	115,789	1.27		0.08	1.17		0.19	326
33.48	26,975	1.72		(0.26)	1.17		0.29	358
(15.36)	19,107	1.39		(0.20)	1.18		0.01	246

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen International Growth Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is July 31, 2016 and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$2,874,235

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

28	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchase on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with to a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	29

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$411,728,876	$—	$402,983	**	$412,131,859
Short-Term Investments:
Repurchase Agreements	—	4,330,098	—		4,330,098
Total	$411,728,876	$4,330,098	$402,983		$416,461,957
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

30	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
Japan	$72,484,658	17.5%
Germany	48,802,383	11.8
United Kingdom	45,719,856	11.0
France	34,892,090	8.4
Canada	34,004,088	8.2
Australia	29,891,752	7.2
Thailand	16,048,001	3.9
Ireland	11,823,318	2.9
Indonesia	11,447,242	2.8
Philippines	10,605,669	2.6
Sweden	10,431,985	2.5
South Korea	10,216,569	2.5
Other	71,621,282	17.3
Total non-U.S. securities	$407,988,893	98.6%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

NUVEEN	31

Notes to Financial Statements (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$4,330,098	$(4,330,098)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

32	NUVEEN

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/16		Year Ended 7/31/15
	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$—	527,711	$20,754,125
Class C	—	—	68,830	2,622,251
Class R3	—	—	—	—
Class R6[1]	—	—	—	—
Class I	—	—	4,395,992	174,001,091
Shares sold:
Class A	1,679,929	63,151,617	1,112,458	44,113,586
Class C	165,082	6,060,542	290,059	11,261,314
Class R3	22,292	847,016	1,712	68,172
Class R6[1] – exchanges	845,664	30,756,807	—	—
Class I	4,258,622	160,885,200	2,591,559	104,291,060
Shares issued to shareholders due to reinvestment of distributions:
Class A	26,932	1,056,249	9,611	349,639
Class C	1,560	59,154	1,555	54,699
Class R3	122	4,750	22	800
Class R6[1]	—	—	—	—
Class I	80,671	3,179,238	29,259	1,080,676
	7,080,874	266,000,573	9,028,768	358,597,413
Shares redeemed:
Class A	(1,074,411)	(39,780,404)	(1,325,106)	(51,614,252)
Class C	(142,407)	(5,086,029)	(84,719)	(3,195,065)
Class R3	(1,293)	(48,834)	(882)	(35,552)
Class R6[1]	—	—	—	—
Class I	(3,365,061)	(125,195,770)	—	—
Class I – exchanges	(845,664)	(30,756,807)	(3,217,560)	(125,471,723)
	(5,428,836)	(200,867,844)	(4,628,267)	(180,316,592)
Net increase (decrease)	1,652,038	$65,132,729	4,400,501	$178,280,821
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales during the current fiscal period aggregated $1,486,070,090 and $1,415,813,995, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$382,141,633
Gross unrealized:
Appreciation	$42,846,235
Depreciation	(8,525,911)
Net unrealized appreciation (depreciation) of investments	$34,320,324

NUVEEN	33

Notes to Financial Statements (continued)

Permanent differences, primarily due to foreign currency transactions, investments in passive foreign investment companies, tax basis earnings and profits adjustments and net operating losses, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2016, the Fund’s tax year end, as follows:

Capital paid-in	$(305,765)
Undistributed (Over-distribution of) net investment income	1,358,452
Accumulated net realized gain (loss)	(1,052,687)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended, July 31, 2016 and July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[1]	$5,245,149
Distributions from net long-term capital gains	—

2015
Distribution from net ordinary income[1]	$522,165
Distribution from net long-term capital gains	1,509,960
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$48,155,392

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$—
Late-year ordinary losses[3]	456,981
[2]	Capital losses incurred from November 1, 2015 through July 31, 2016, the Fund’s tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through July 31, 2016 and/or specified losses incurred from November 1, 2015 through July 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	(For the period August 1, 2015 through June 29, 2016)	(Effective June 30, 2016)
For the first $125 million	0.6500%	0.5500%
For the next $125 million	0.6375	0.5375
For the next $250 million	0.6250	0.5250
For the next $500 million	0.6125	0.5125
For the next $1 billion	0.6000	0.5000
For net assets over $2 billion	0.5750	0.4750

34	NUVEEN

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2016, the complex-level fee for the Fund was 0.1797%.

For the period August 1, 2015 through June 29, 2016, the Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.45% after November 30, 2016) of the average daily net assets of any class of Fund shares.

Effective June 30, 2016, the Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after November 30, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$134,387
Paid to financial intermediaries (Unaudited)	119,814

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$68,865

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$85,525

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$6,361

NUVEEN	35

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilized this facility.

36	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen International Growth Fund paid qualifying foreign taxes of $131,880 and earned $1,122,968 of foreign source income during the fiscal year ended July 31, 2016. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Growth Fund designates $0.01 per share as foreign taxes paid and $0.10 per share as income earned from foreign sources for the fiscal year ended July 31, 2016. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year.

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%QDI	63%
%DRD	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	37

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

38	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; and a review of initiatives instituted or continued during the past year; as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

NUVEEN	39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including the Fund, which reduced its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized benchmark for the quarter-, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

40	NUVEEN

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to the funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the contractual management fee and temporary expense cap for the Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Fund had a net management fee and net expense ratio below the respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed

NUVEEN	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

information regarding the different types of services provided to the Fund compared to that provided to other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, the Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

42	NUVEEN

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Fund, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Fund through its permanent and temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	43

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	180
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	180
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	180
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	180

44	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	180
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	180
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	180
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	180
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	180

NUVEEN	45

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	180

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	180
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	180

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	181
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	181

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	181
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	181
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	181
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	181
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	181
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	181
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	181
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-NAM2-0716P        19245-INV-Y-09/17

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX

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NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

All of these Funds feature portfolio management by Santa Barbara Asset Management (Santa Barbara), an affiliate of Nuveen Investments, Inc. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception.

Here he discusses economic and equity market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2016.

What factors affected the U.S. economy, domestic and global markets during the twelve-month reporting period ended July 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July, as concerns of a Brexit-induced financial crisis abated.

From a global standpoint, early in the reporting period we believe there was evidence of some markets decoupling from their country’s economic developments, particularly in Japan where the economy was contracting while equity markets performed strongly. Also notable globally throughout the reporting period was the contrast between the U.S., as the Fed continues to discuss the possibility of rate hikes and other developed countries, where many central banks have pursued zero- and even negative-interest-rate-policies.

Regarding the global impact of Brexit, results have been rather differentiated in our view. Perhaps somewhat surprisingly, the U.K. equity market appeared to hold up better in the post-Brexit period than some countries in “peripheral” Europe like Greece and Ireland. Additionally, we find that the initial damage from Brexit was confined primarily to Europe; countries like Canada ended the reporting period relatively unscathed.

How did the Funds perform during the twelve-month reporting period ended July 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2016 and how did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at NAV underperformed the S&P 500® Index and its Lipper classification average for the twelve-month reporting period ended July 31, 2016.

Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest

6	NUVEEN

exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, and 3) a focus on companies with growing dividends.

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Sector allocation effects were a positive factor overall, but stock selection effects were negative in aggregate. Health care holdings were the greatest contributor to relative portfolio performance over the reporting period. This was due to relatively low exposure to some of the most unfavored sub-industries in the sector, as well as relatively high levels of exposure to companies benefiting from flight-to-safety effects. Consumer discretionary holdings were the leading detractor from relative portfolio performance. This result was driven by both exposure to particularly challenged companies and also a lack of exposure to the leading companies in the sector.

Several holdings positively contributed to the Fund’s absolute performance during the reporting period, including U.S.-based telecom company AT&T Inc. We believe AT&T has improved its margins on a base of business growth, cost reductions and synergies stemming from its DirecTV acquisition. Further, we believe AT&T’s free cash flow is able to support the company’s competitive dividend, which has continued to be raised. Also contributing was diversified utility company WEC Energy Group, Inc. We find the company is financially strong and we believe it has an excellent management team that is focused on profitable growth and strong operational efficiency. WEC also operates, for the most part, in favorable regulatory regimes. Diversified multi-national health care conglomerate Johnson & Johnson also contributed to absolute performance. We believe the company’s pharmaceutical segment should be able to maintain sustainable, healthy growth. We also note that Johnson & Johnson is one of the most financially flexible firms in the health care sector, in our view, with sizeable net cash on its balance sheet.

Several holdings detracted from the Fund’s absolute performance, including retailer Macy’s, Inc. The company announced worse-than-expected comparable store sales results during the reporting period and lowered guidance, partially due to slowing mall traffic and softer tourist business. While these announcements were disappointing, slightly improved gross margins and effective costs savings helped to soften the results. Further, Macy’s continues to explore real estate opportunities and has indicated interest from other parties. Also detracting was energy company Kinder Morgan, Inc. Favorable access to debt capital markets is important for the company, so a negative watch initiated by Moody’s due to the company’s debt levels drove Kinder Morgan to significantly cut its dividend in an effort to shore up its balance sheet. Consumer electronics and computer company Apple, Inc. also detracted from absolute performance. The company has produced lower than expected revenues and gross margins and issued lowered guidance for both. We believe further downside may be limited and multiple positive catalysts should improve perceptions for the company, including momentum from the company’s developer conference, as well as the pending announcement of the iPhone 7.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed the MSCI World Index, but underperformed its Lipper classification average for the twelve-month reporting period ended July 31, 2016.

Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

NUVEEN	7

Portfolio Manager’s Comments (continued)

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Sector allocation effects were the key driver of outperformance, but stock selection effects were also relatively positive. The telecommunication services sector was the largest contributor to relative performance, due to several strongly appreciating companies varied in geography, as well as a favorable overweight position. Negative stock selections in the consumer staples sector partially offset outperformance, with Fund returns in the sector lagging those of the benchmark.

Several holdings positively contributed to the Fund’s absolute performance during the reporting period, including Hong Kong-based telecom company HKT Trust and HKT Limited. We find the company’s fairly stable operations and revenues make it an attractive holding for investors during times of market corrections, and the company appears to have benefited from that factor during the reporting period. U.S.-based telecom company AT&T Inc. was another absolute contributor. We believe AT&T has improved its margins on a base of business growth, cost reductions and synergies stemming from its DirecTV acquisition. Further, we believe AT&T’s free cash flow is able to support the company’s competitive dividend, which has continued to be raised. Electricity producer NextEra Energy Inc. also contributed to absolute performance. Warmer-than-usual weather has led to strong demand for the company’s services, but even with adjustments to more normal demand patterns we believe the company has opportunities for improved earnings growth.

Several holdings detracted from the Fund’s absolute performance, including bank holding company BOC Hong Kong Holdings Limited. The company has significant exposure to China’s economy, so the economic slowing in that country weighed on BOC Hong Kong during the reporting period. Japanese financial services holding company Mitsubishi UFJ Financial Group Inc. was an additional top detractor from the Fund’s performance. The company has been beset by the Bank of Japan’s negative interest rate policy, despite its sizeable overseas operations and businesses based on fee income. We believe these countervailing factors have been underappreciated by investors. Also detracting was energy company Kinder Morgan Inc. Favorable access to debt capital markets is important for the company, so a negative watch initiated by Moody’s due to the company’s debt levels drove Kinder Morgan to significantly cut its dividend in an effort to shore up its balance sheet.

Nuveen Santa Barbara International Dividend Growth Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI EAFE Index and its Lipper classification average during the twelve-month reporting period ended July 31, 2016.

Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends.

Stock selection effects were the key driver of outperformance, as sector allocation effects were negative in aggregate. The financials sector was the largest contributor to relative performance, led by several strongly appreciating companies varied in geography.

8	NUVEEN

Negative stock selections in the materials sector partially offset outperformance, with Fund returns in the sector lagging those of the benchmark.

Several holdings positively contributed to the Fund’s absolute performance during the reporting period, including Hong Kong-based telecom company HKT Trust and HKT Limited. We find the company’s fairly stable operations and revenues make it an attractive holding for investors during times of market corrections, and the company appears to have benefited from that factor during the reporting period. Foodservices company Compass Group PLC was another absolute contributor. The company surpassed analyst expectations for revenue and earnings on strong North American business and improvements in European business, along with restructuring programs that have led to cost savings and efficiency improvements. Japanese telecommunication company KDDI Corporation also contributed to absolute performance. We find the company’s domestic telecom business to be steadily growing and we believe KDDI’s value services business also has positive prospects for growth, as does its global business.

Holdings that detracted from the Fund’s absolute performance, included Japanese financial services holding company Mitsubishi UFJ Financial Group Inc. The company has been beset by the Bank of Japan’s negative interest rate policy, despite its sizeable overseas operations and businesses based on fee income. We believe these countervailing factors have been underappreciated by investors. Fertilizer company Potash Corporation of Saskatchewan Inc. was another absolute detractor. We believed the company’s preference to maintain an investment grade rating above their dividend sustainability put their dividend in jeopardy, so we decided to sell Potash shares ahead of the dividend cut that eventually did come to pass. Global resources company BHP Billiton Ltd. was another top detractor from the Fund’s performance. Falling commodity prices and negative earnings had created headwinds for resource stocks such as BHP, and although the company’s balance sheet compares favorably to industry peers, we decided to exit our position in the company during the reporting period on concerns regarding the sustainability of BHP’s dividend.

NUVEEN	9

Risk Considerations

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.47%	11.44%	8.09%
Class A Shares at maximum Offering Price	(2.48)%	10.12%	7.45%
S&P 500® Index	5.61%	13.38%	7.75%
Lipper Equity Income Funds Classification Average	5.21%	10.45%	6.52%

Class C Shares	2.69%	10.60%	7.28%
Class I Shares	3.73%	11.72%	8.36%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	3.22%	11.17%	15.95%
Class R6 Shares	3.80%	—	10.81%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.81%	10.27%	8.06%
Class A Shares at maximum Offering Price	(3.10)%	8.97%	7.43%
Class C Shares	2.02%	9.44%	7.25%
Class I Shares	3.04%	10.54%	8.33%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	2.52%	9.99%	15.69%
Class R6 Shares	3.12%	—	10.13%

Since inception returns for Class R3 Shares and Class R6 Shares are from 3/3/09 and 3/25/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.00%	1.75%	1.25%	0.67%	0.75%

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	0.51%	10.15%
Class A Shares at maximum Offering Price	(5.27)%	8.58%
MSCI World Index	(0.46)%	11.68%
Lipper Global Equity Income Funds Classification Average	1.93%	9.33%

Class C Shares	(0.25)%	9.32%
Class R3 Shares	0.24%	9.87%
Class I Shares	0.73%	10.42%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(0.21)%	9.49%
Class A Shares at maximum Offering Price	(5.94)%	7.91%
Class C Shares	(0.97)%	8.67%
Class R3 Shares	(0.48)%	9.20%
Class I Shares	0.04%	9.75%

Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.95%	3.70%	3.17%	2.65%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(3.87)%	8.07%
Class A Shares at maximum Offering Price	(9.39)%	6.53%
MSCI EAFE Index	(7.53)%	8.33%
Lipper International Equity Income Funds Classification Average	(4.82)%	5.95%

Class C Shares	(4.60)%	7.26%
Class R3 Shares	(4.10)%	7.80%
Class I Shares	(3.64)%	8.33%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(4.81)%	7.45%
Class A Shares at maximum Offering Price	(10.29)%	5.89%
Class C Shares	(5.51)%	6.65%
Class R3 Shares	(5.00)%	7.19%
Class I Shares	(4.55)%	7.72%

Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	5.87%	6.59%	6.14%	5.64%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Holding

Summaries as of July 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Santa Barbara Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.9%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	10.6%
Technology Hardware, Storage & Peripherals	5.6%
Banks	5.4%
IT Services	5.1%
Aerospace & Defense	4.9%
Oil, Gas & Consumable Fuels	4.7%
Insurance	4.0%
Chemicals	3.5%
Health Care Providers & Services	3.4%
Software	3.3%
Health Care Equipment & Supplies	3.0%
Diversified Telecommunication Services	3.0%
Electric Utilities	2.9%
Beverages	2.8%
Automobiles	2.7%
Specialty Retail	2.6%
Food & Staples Retailing	2.6%
Household Durables	2.5%
Textiles, Apparel & Luxury Goods	2.3%
Road & Rail	2.3%
Consumer Finance	2.1%
Other	18.6%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	3.6%
Pfizer Inc.	3.4%
UnitedHealth Group Incorporated	3.4%
Microsoft Corporation	3.3%
Medtronic, PLC	3.0%

18	NUVEEN

Nuveen Santa Barbara Global Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

NextEra Energy Inc.	2.6%
Microsoft Corporation	2.6%
AT&T Inc.	2.3%
BOC Hong Kong Holdings Limited	2.3%
HKT Trust and HKT Limited	2.3%

Portfolio Composition

(% of net assets)

Banks	12.0%
Pharmaceuticals	8.3%
Aerospace & Defense	5.8%
Oil, Gas & Consumable Fuels	5.1%
Electric Utilities	4.8%
Software	4.7%
Diversified Telecommunication Services	4.6%
Wireless Telecommunication Services	4.2%
Household Products	4.0%
Technology Hardware, Storage & Peripherals	3.9%
Containers & Packaging	3.9%
Automobiles	3.5%
Beverages	3.1%
Professional Services	3.0%
IT Services	2.3%
Hotels, Restaurants & Leisure	2.2%
Health Care Providers & Services	2.2%
Health Care Equipment & Supplies	2.1%
Other	18.4%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Country Allocation

(% of net assets)

United States	54.2%
United Kingdom	11.5%
France	7.5%
Japan	7.4%
Hong Kong	4.6%
Australia	4.0%
Germany	3.9%
Denmark	2.1%
Canada	1.5%
Spain	1.5%
Netherlands	1.0%
Other Assets Less Liabilities	0.8%
Net Assets	100%

NUVEEN	19

Holding Summaries (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.2%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

HKT Trust and HKT Limited	3.6%
BOC Hong Kong Holdings Limited	3.5%
Total SA	3.4%
Novartis AG, Sponsored ADR	3.3%
Danske Bank A/S	3.3%

Portfolio Composition

(% of net assets)

Banks	21.5%
Pharmaceuticals	8.5%
Electric Utilities	6.3%
Wireless Telecommunication Services	6.2%
Professional Services	4.8%
Personal Products	4.1%
Diversified Telecommunication Services	3.6%
Oil, Gas & Consumable Fuels	3.3%
Containers & Packaging	3.3%
Biotechnology	3.1%
Media	3.1%
Trading Companies & Distributors	2.9%
Automobiles	2.9%
Energy Equipment & Services	2.7%
Food Products	2.7%
Other	19.2%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Country Allocation

(% of net assets)

United Kingdom	20.7%
Japan	13.5%
France	13.5%
Hong Kong	7.1%
Germany	7.0%
Australia	6.6%
Spain	6.2%
Denmark	5.9%
Switzerland	3.3%
Canada	3.2%
Other	11.2%
Other Assets Less Liabilities	1.8%
Net Assets	100%

20	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2016.

The beginning of the period is February 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,137.60	$1,133.40	$1,136.20	$1,139.60	$1,138.90
Expenses Incurred During the Period	$5.21	$9.18	$6.53	$3.51	$3.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.99	$1,016.26	$1,018.75	$1,021.58	$1,021.23
Expenses Incurred During the Period	$4.92	$8.67	$6.17	$3.32	$3.67
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.66% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	21

Expense Examples (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,110.00	$1,105.80	$1,108.80	$1,111.30
Expenses Incurred During the Period	$6.61	$10.52	$7.92	$5.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.87	$1,017.35	$1,019.84
Expenses Incurred During the Period	$6.32	$10.07	$7.57	$5.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%,1.51 and 1.01% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,079.70	$1,075.30	$1,078.50	$1,080.90
Expenses Incurred During the Period	$6.52	$10.37	$7.80	$5.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.87	$1,017.35	$1,019.84
Expenses Incurred During the Period	$6.32	$10.07	$7.57	$5.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01%,1.51 and 1.01% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund (each a series of Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 27, 2016

NUVEEN	23

Nuveen Santa Barbara Dividend Growth Fund

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.9%

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 4.9%

580,786	Honeywell International Inc.	$67,562,835

268,146	Lockheed Martin Corporation	67,768,539
	Total Aerospace & Defense	135,331,374

	Automobiles – 2.7%

2,342,227	General Motors Company	73,873,840

	Banks – 5.4%

1,251,361	JPMorgan Chase & Co.	80,049,563

1,425,871	Wells Fargo & Company	68,399,032
	Total Banks	148,448,595

	Beverages – 2.8%

699,102	PepsiCo, Inc.	76,146,190

	Capital Markets – 1.8%

137,266	BlackRock Inc.	50,273,673

	Chemicals – 3.5%

459,683	Monsanto Company	49,080,354

413,928	Praxair, Inc.	48,239,169
	Total Chemicals	97,319,523

	Consumer Finance – 2.1%

1,000,980	Discover Financial Services	56,895,703

	Containers & Packaging – 2.1%

768,967	Packaging Corp. of America	57,434,145

	Diversified Telecommunication Services – 3.0%

1,941,956	AT&T Inc.	84,067,275

	Electric Utilities – 2.9%

625,680	NextEra Energy Inc.	80,268,487

	Electronic Equipment, Instruments & Components – 1.9%

865,223	TE Connectivity Limited	52,155,642

	Energy Equipment & Services – 1.9%

669,308	Schlumberger Limited	53,892,680

	Food & Staples Retailing – 2.6%

761,883	CVS Health Corporation	70,641,792

24	NUVEEN

Shares	Description (1)	Value

	Food Products – 1.8%

1,108,774	Mondelez International Inc., Class A	$48,763,881

	Health Care Equipment & Supplies – 3.0%

959,802	Medtronic, PLC	84,107,449

	Health Care Providers & Services – 3.4%

646,962	UnitedHealth Group Incorporated	92,644,958

	Household Durables – 2.5%

357,531	Whirlpool Corporation	68,774,663

	Household Products – 2.0%

757,627	Colgate-Palmolive Company	56,390,178

	Insurance – 4.0%

418,184	Ace Limited	52,381,728

897,021	Marsh & McLennan Companies, Inc.	58,979,131
	Total Insurance	111,360,859

	IT Services – 5.1%

611,847	Accenture Limited, Class A	69,022,460

921,495	Fidelity National Information Services	73,286,497
	Total IT Services	142,308,957

	Media – 1.9%

542,885	Walt Disney Company	52,089,816

	Multi-Utilities – 1.9%

827,339	WEC Energy Group, Inc	53,702,575

	Oil, Gas & Consumable Fuels – 4.7%

713,999	Chevron Corporation	73,170,618

761,654	Phillips 66	57,931,403
	Total Oil, Gas & Consumable Fuels	131,102,021

	Pharmaceuticals – 10.6%

1,146,017	AbbVie Inc.	75,900,706

554,870	Johnson & Johnson	69,486,370

956,610	Novo-Nordisk A/S, Sponsored ADR	54,498,072

2,561,247	Pfizer Inc.	94,484,402
	Total Pharmaceuticals	294,369,550

	Professional Services – 1.9%

985,340	Nielsen Holdings PLC	53,070,412

	Real Estate Investment Trust – 1.4%

433,874	Extra Space Storage Inc.	37,321,841

	Road & Rail – 2.3%

677,820	Union Pacific Corporation	63,071,151

NUVEEN	25

Nuveen Santa Barbara Dividend Growth Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)			Value

	Software – 3.3%

1,600,223	Microsoft Corporation			$90,700,640

	Specialty Retail – 2.6%

885,317	Lowe’s Companies, Inc.			72,843,883

	Technology Hardware, Storage & Peripherals – 5.6%

954,482	Apple, Inc.			99,466,569

1,960,040	EMC Corporation			55,429,931
	Total Technology Hardware, Storage & Peripherals			154,896,500

	Textiles, Apparel & Luxury Goods – 2.3%

1,019,391	VF Corporation			63,640,580
	Total Long-Term Investments (cost $1,990,789,936)			2,707,908,833

Principal Amount (000)	Description	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.9%

	REPURCHASE AGREEMENTS – 1.9%

$52,412	Repurchase Agreement with Fixed Income Clearing Corporation, date 7/29/16, repurchase price $52,411,736, collateralized by $40,580,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $53,464,150	0.030%	8/01/16	$52,411,605
	Total Short-Term Investments (cost $52,411,605)			52,411,605
	Total Investments (cost $2,043,201,541) – 99.8%			2,760,320,438
	Other Assets Less Liabilities – 0.2%			4,267,696
	Net Assets – 100%			$2,764,588,134

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

26	NUVEEN

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 5.8%

11,986	Honeywell International Inc.	$1,394,331

3,868	Lockheed Martin Corporation	977,560

18,817	Safran SA	1,279,075
	Total Aerospace & Defense	3,650,966

	Automobiles – 3.5%

16,225	Daimler AG	1,103,248

35,343	General Motors Company	1,114,718
	Total Automobiles	2,217,966

	Banks – 12.0%

445,700	BOC Hong Kong Holdings Limited	1,462,037

14,522	JPMorgan Chase & Co.	928,972

1,203,252	Lloyds TSB Group PLC	846,384

177,900	Mitsubishi UFJ Financial Group Inc.	910,117

21,100	Toronto-Dominion Bank	919,373

23,756	Wells Fargo & Company	1,139,575

55,529	Westpac Banking Corporation	1,311,975
	Total Banks	7,518,433

	Beverages – 3.1%

6,357	Heineken NV	600,126

12,605	PepsiCo, Inc.	1,372,937
	Total Beverages	1,973,063

	Biotechnology – 1.4%

54,099	Grifols SA., Class B	909,357

	Consumer Finance – 1.7%

18,392	Discover Financial Services	1,045,401

	Containers & Packaging – 3.9%

104,138	Amcor Limited	1,188,678

16,585	Packaging Corp. of America	1,238,734
	Total Containers & Packaging	2,427,412

	Diversified Telecommunication Services – 4.6%

34,080	AT&T Inc.	1,475,323

910,487	HKT Trust and HKT Limited	1,443,467
	Total Diversified Telecommunication Services	2,918,790

NUVEEN	27

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Electric Utilities – 4.8%

12,803	NextEra Energy Inc.	$1,642,497

68,892	Scottish and Southern Energy PLC	1,382,214
	Total Electric Utilities	3,024,711

	Energy Equipment & Services – 1.5%

11,594	Schlumberger Limited	933,549

	Food & Staples Retailing – 1.8%

11,923	CVS Health Corporation	1,105,501

	Health Care Equipment & Supplies – 2.1%

14,887	Medtronic, PLC	1,304,548

	Health Care Providers & Services – 2.2%

9,574	UnitedHealth Group Incorporated	1,370,997

	Hotels, Restaurants & Leisure – 2.2%

72,566	Compass Group PLC	1,379,098

	Household Durables – 2.1%

7,038	Whirlpool Corporation	1,353,830

	Household Products – 4.0%

16,609	Colgate-Palmolive Company	1,236,208

12,985	Reckitt and Benckiser	1,258,285
	Total Household Products	2,494,493

	IT Services – 2.3%

12,680	Accenture Limited, Class A	1,430,431

	Machinery – 2.0%

84,700	Kubota Corporation	1,259,688

	Oil, Gas & Consumable Fuels – 5.1%

10,198	Chevron Corporation	1,045,091

11,772	Phillips 66	895,378

26,455	Total SA	1,264,700
	Total Oil, Gas & Consumable Fuels	3,205,169

	Personal Products – 1.5%

4,835	L’Oreal	920,292

	Pharmaceuticals – 8.3%

19,434	AbbVie Inc.	1,287,114

22,922	Novo Nordisk AS, Class B	1,306,029

37,030	Pfizer Inc.	1,366,037

14,781	Sanofi-Synthelabo, SA	1,258,391
	Total Pharmaceuticals	5,217,571

28	NUVEEN

Shares	Description (1)			Value

	Professional Services – 3.0%

51,262	Experian PLC			$1,002,036

16,972	Nielsen Holdings PLC			914,112
	Total Professional Services			1,916,148

	Real Estate Investment Trust – 0.9%

6,456	Extra Space Storage Inc.			555,345

	Road & Rail – 1.6%

10,945	Union Pacific Corporation			1,018,432

	Software – 4.7%

28,369	Microsoft Corporation			1,607,955

15,672	SAP SE			1,373,845
	Total Software			2,981,800

	Technology Hardware, Storage & Peripherals – 3.9%

13,057	Apple, Inc.			1,360,670

38,362	EMC Corporation			1,084,877
	Total Technology Hardware, Storage & Peripherals			2,445,547

	Textiles, Apparel & Luxury Goods – 1.9%

18,670	VF Corporation			1,165,568

	Trading Companies & Distributors – 2.0%

107,725	Itochu Corporation			1,237,885

	Wireless Telecommunication Services – 4.2%

40,900	KDDI Corporation			1,260,651

455,718	Vodafone Group PLC			1,384,461
	Total Wireless Telecommunication Services			2,645,112
	Total Long-Term Investments (cost $57,505,160)			61,627,103

Principal Amount (000)	Description	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1%

	REPURCHASE AGREEMENTS – 1.1%

$705	Repurchase Agreement with Fixed Income Clearing Corporation, date 7/29/16, repurchase price $705,473, collateralized by $540,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $722,925	0.030%	8/01/16	$705,471
	Total Short-Term Investments (cost $705,471)			705,471
	Total Investments (cost $58,210,631) – 99.2%			62,332,574
	Other Assets Less Liabilities – 0.8%			520,598
	Net Assets – 100%			$62,853,172

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

NUVEEN	29

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 2.7%

1,563	Safran SA	$106,244

	Automobiles – 2.9%

1,627	Daimler AG	110,631

	Banks – 21.5%

41,500	BOC Hong Kong Holdings Limited	136,133

4,723	Danske Bank A/S	128,340

5,776	ForeningsSparbanken AB, Class A	121,366

114,273	Lloyds TSB Group PLC	80,381

21,800	Mitsubishi UFJ Financial Group Inc.	111,526

2,878	Toronto-Dominion Bank	125,401

5,357	Westpac Banking Corporation	126,569
	Total Banks	829,716

	Beverages – 2.6%

1,046	Heineken NV	98,747

	Biotechnology – 3.1%

7,139	Grifols SA., Class B	120,000

	Chemicals – 2.0%

549	Linde AG	78,994

	Containers & Packaging – 3.3%

11,151	Amcor Limited	127,283

	Diversified Financial Services – 2.4%

6,400	Orix Corporation	91,827

	Diversified Telecommunication Services – 3.6%

88,000	HKT Trust and HKT Limited	139,513

	Electric Utilities – 6.3%

5,152	Red Electrica Corporacion SA	118,021

6,191	Scottish and Southern Energy PLC	124,213
	Total Electric Utilities	242,234

	Energy Equipment & Services – 2.7%

7,797	Tenaris SA	104,256

	Food Products – 2.7%

1,339	Groupe Danone	103,114

30	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.6%

5,385	Compass Group PLC	$102,341

	Household Products – 2.4%

972	Reckitt and Benckiser	94,190

	Machinery – 2.4%

6,200	Kubota Corporation	92,209

	Media – 3.1%

5,280	WPP Group PLC	118,653

	Oil, Gas & Consumable Fuels – 3.3%

2,705	Total SA	129,314

	Personal Products – 4.1%

428	L’Oreal	81,465

1,624	Unilever NV	75,945
	Personal Products	157,410

	Pharmaceuticals – 8.5%

1,555	Novartis AG, Sponsored ADR	128,835

1,728	Novo Nordisk AS, Class B	98,456

1,189	Sanofi-Synthelabo, SA	101,226
	Total Pharmaceuticals	328,517

	Professional Services – 4.8%

3,934	Experian PLC	76,899

2,042	Nielsen Holdings PLC	109,982
	Total Professional Services	186,881

	Software – 2.1%

942	SAP SE	82,578

	Trading Companies & Distributors – 2.9%

9,800	Itochu Corporation	112,613

	Wireless Telecommunication Services – 6.2%

3,700	KDDI Corporation	114,044

42,018	Vodafone Group PLC	127,650
	Total Wireless Telecommunication Services	241,694
	Total Long-Term Investments (cost $3,384,018)	3,798,959
	Other Assets Less Liabilities – 1.8%	69,511
	Net Assets – 100%	$3,868,470

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

NUVEEN	31

Statement of

Assets and Liabilities	July 31, 2016

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,990,789,936, $57,505,160 and $3,384,018, respectively)	$2,707,908,833	$61,627,103	$3,798,959
Short-term investments, at value (cost approximates value)	52,411,605	705,471	—
Cash	—	—	94,994
Receivable for:
Dividends	3,420,276	162,272	11,089
Reimbursement from Adviser	—	—	14,822
Reclaims	119,493	11,119	5,173
Shares sold	8,310,260	400,610	2,000
Other assets	142,197	35,266	11,742
Total assets	2,772,312,664	62,941,841	3,938,779
Liabilities
Payable for shares redeemed	4,831,649	—	—
Accrued expenses:
Custodian fees	80,420	28,341	36,059
Management fees	1,416,926	31,045	—
Professional fees	69,059	17,756	17,320
Shareholder reporting expenses	131,178	1,420	15,272
Shareholder servicing agent fees	427,853	1,926	709
Trustees fees	144,966	104	7
12b-1 distribution and service fees	613,843	3,106	905
Other	8,636	4,971	37
Total liabilities	7,724,530	88,669	70,309
Net assets	$2,764,588,134	$62,853,172	$3,868,470
Class A Shares
Net assets	$667,298,862	$6,861,423	$1,885,131
Shares outstanding	18,785,701	257,499	75,847
Net asset value (“NAV”) per share	$35.52	$26.65	$24.85
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$37.69	$28.28	$26.37
Class C Shares
Net assets	$556,888,953	$2,115,576	$579,672
Shares outstanding	15,703,656	79,614	23,522
NAV and offering price per share	$35.46	$26.57	$24.64
Class R3 Shares
Net assets	$21,661,906	$80,375	$93,197
Shares outstanding	605,248	3,020	3,758
NAV and offering price per share	$35.79	$26.62	$24.80
Class R6 Shares
Net assets	$35,218,609	$—	$—
Shares outstanding	983,416	—	—
NAV and offering price per share	$35.81	$—	$—
Class I Shares
Net assets	$1,483,519,804	$53,795,798	$1,310,470
Shares outstanding	41,737,503	2,018,800	52,663
NAV and offering price per share	$35.54	$26.65	$24.88
Net assets consist of:
Capital paid-in	$2,065,877,687	$59,006,054	$3,758,679
Undistributed (Over-distribution of) net investment income	2,512,642	54,476	2,365
Accumulated net realized gain (loss)	(20,921,092)	(325,631)	(307,062)
Net unrealized appreciation (depreciation)	717,118,897	4,118,273	414,488
Net assets	$2,764,588,134	$62,853,172	$3,868,470
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

32	NUVEEN

Statement of

Operations	Year Ended July 31, 2016

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income (net of foreign tax withheld of $145,136, $42,920 and $11,178, respectively)	$66,596,147	$1,183,513	$120,812
Expenses
Management fees	16,096,899	301,648	30,886
12b-1 service fees – Class A Shares	1,620,160	13,764	3,549
12b-1 distribution and service fees – Class C Shares	5,155,782	17,178	5,070
12b-1 distribution and service fees – Class R3 Shares	89,871	374	308
Shareholder servicing agent fees	2,158,137	9,079	3,259
Custodian fees	237,469	56,816	87,241
Trustees fees	70,580	1,058	113
Professional fees	150,424	24,099	22,889
Shareholder reporting expenses	250,126	5,015	4,186
Federal and state registration fees	144,357	54,575	51,773
Other	76,342	7,092	6,514
Total expenses before fee waiver/expense reimbursement	26,050,147	490,698	215,788
Fee waiver/expense reimbursement	—	(76,145)	(167,625)
Net expenses	26,050,147	414,553	48,163
Net investment income (loss)	40,546,000	768,960	72,649
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	39,911,915	(270,773)	(235,597)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,833,201	2,972,209	15,930
Net realized and unrealized gain (loss)	46,745,116	2,701,436	(219,667)
Net increase (decrease) in net assets from operations	$87,291,116	$3,470,396	$(147,018)

See accompanying notes to financial statements.

NUVEEN	33

Statement of

Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$40,546,000	$36,218,650	$768,960	$143,674
Net realized gain (loss) from investments and foreign currency	39,911,915	54,267,000	(270,773)	(30,589)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,833,201	181,450,714	2,972,209	488,292
Net increase (decrease) in net assets from operations	87,291,116	271,936,364	3,470,396	601,377
Distributions to Shareholders
From net investment income:
Class A Shares	(10,143,966)	(9,906,729)	(83,155)	(86,830)
Class C Shares	(4,228,777)	(3,247,075)	(16,007)	(15,191)
Class R3 Shares	(237,900)	(202,989)	(940)	(1,108)
Class R6 Shares	(625,178)	(550,793)	—	—
Class I Shares	(25,356,100)	(23,177,395)	(590,746)	(60,538)
From accumulated net realized gains:
Class A Shares	(27,408,875)	(19,891,939)	—	(41,874)
Class C Shares	(21,270,448)	(14,136,223)	—	(11,939)
Class R3 Shares	(728,903)	(397,730)	—	(752)
Class R6 Shares	(1,486,866)	(983,701)	—	—
Class I Shares	(57,167,048)	(40,743,229)	—	(37,677)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(148,654,061)	(113,237,803)	(690,848)	(255,909)
Fund Share Transactions
Proceeds from sale of shares	793,127,675	878,358,526	53,360,757	3,433,404
Proceeds from shares issued to shareholders due to reinvestment of distributions	88,139,430	67,902,170	135,305	213,463
	881,267,105	946,260,696	53,496,062	3,646,867
Cost of shares redeemed	(821,998,123)	(773,439,621)	(2,914,696)	(2,011,688)
Net increase (decrease) in net assets from Fund share transactions	59,268,982	172,821,075	50,581,366	1,635,179
Net increase (decrease) in net assets	(2,093,963)	331,519,636	53,360,914	1,980,647
Net assets at the beginning of period	2,766,682,097	2,435,162,461	9,492,258	7,511,611
Net assets at the end of period	$2,764,588,134	$2,766,682,097	$62,853,172	$9,492,258
Undistributed (Over-distribution of) net investment income at the end of period	$2,512,642	$2,564,435	$54,476	$(1,544)

See accompanying notes to financial statements.

34	NUVEEN

	Santa Barbara International Dividend Growth
	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$72,649	$57,475
Net realized gain (loss) from investments and foreign currency	(235,597)	(61,333)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	15,930	69,431
Net increase (decrease) in net assets from operations	(147,018)	65,573
Distributions to Shareholders
From net investment income:
Class A Shares	(31,091)	(15,770)
Class C Shares	(7,213)	(5,089)
Class R3 Shares	(1,043)	(1,113)
Class R6 Shares	—	—
Class I Shares	(30,941)	(42,946)
From accumulated net realized gains:
Class A Shares	—	(1,423)
Class C Shares	—	(747)
Class R3 Shares	—	(162)
Class R6 Shares	—	—
Class I Shares	—	(5,005)
Return of capital:
Class A Shares	—	(502)
Class C Shares	—	(248)
Class R3 Shares	—	(49)
Class R6 Shares	—	—
Class I Shares	—	(1,515)
Decrease in net assets from distributions to shareholders	(70,288)	(74,569)
Fund Share Transactions
Proceeds from sale of shares	2,351,879	1,274,892
Proceeds from shares issued to shareholders due to reinvestment of distributions	44,962	43,312
	2,396,841	1,318,204
Cost of shares redeemed	(2,038,137)	(405,588)
Net increase (decrease) in net assets from Fund share transactions	358,704	912,616
Net increase (decrease) in net assets	141,398	903,620
Net assets at the beginning of period	3,727,072	2,823,452
Net assets at the end of period	$3,868,470	$3,727,072
Undistributed (Over-distribution of) net investment income at the end of period	$2,365	$(588)

See accompanying notes to financial statements.

NUVEEN	35

Financial

Highlights

Santa Barbara Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
2016	$36.39	$0.53	$0.55	$1.08	$(0.53)	$(1.42)	$(1.95)	$35.52
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
2013	26.32	0.59	4.19	4.78	(0.56)	—	(0.56)	30.54
2012	24.37	0.53	1.91	2.44	(0.49)	—	(0.49)	26.32
Class C (3/06)
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
2013	26.29	0.37	4.18	4.55	(0.35)	—	(0.35)	30.49
2012	24.33	0.33	1.93	2.26	(0.30)	—	(0.30)	26.29
Class R3 (3/09)
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
2013	26.50	0.45	4.30	4.75	(0.50)	—	(0.50)	30.75
2012	24.53	0.44	1.96	2.40	(0.43)	—	(0.43)	26.50
Class R6 (3/13)
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
2013(d)	29.09	0.19	1.55	1.74	(0.14)	—	(0.14)	30.69
Class I (3/06)
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
2013	26.33	0.66	4.19	4.85	(0.63)	—	(0.63)	30.55
2012	24.38	0.57	1.93	2.50	(0.55)	—	(0.55)	26.33

36	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.47%	$667,299	0.99%		1.57%		28%
11.21	700,058	1.00		1.37		28
14.50	691,389	1.01		1.64		29
18.41	602,575	1.03		2.09		23
10.16	324,040	1.05		2.11		26

2.69	556,889	1.74		0.81		28
10.37	533,430	1.75		0.62		28
13.65	449,211	1.76		0.89		29
17.51	331,702	1.78		1.31		23
9.35	157,389	1.80		1.32		26

3.22	21,662	1.24		1.30		28
10.92	17,046	1.25		1.14		28
14.23	21,565	1.26		1.38		29
18.12	17,312	1.29		1.56		23
9.92	2,638	1.30		1.72		26

3.80	35,219	0.66		1.89		28
11.57	32,186	0.67		1.70		28
14.92	36,352	0.68		1.94		29
6.01	43,893	0.72	*	1.78	*	23

3.73	1,483,520	0.74		1.82		28
11.48	1,483,962	0.75		1.62		28
14.81	1,236,645	0.76		1.89		29
18.69	1,205,829	0.78		2.34		23
10.44	712,297	0.80		2.29		26

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	37

Financial Highlights (continued)

Santa Barbara Global Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/12)
2016	$26.90	$0.43	$(0.31)	$0.12	$(0.37)	$—	$(0.37)	$26.65
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
2013	21.49	0.73	2.61	3.34	(0.63)	—	(0.63)	24.20
2012(d)	20.00	0.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
2013	21.47	0.52	2.64	3.16	(0.45)	—	(0.45)	24.18
2012(d)	20.00	0.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
2013	21.48	0.70	2.58	3.28	(0.57)	—	(0.57)	24.19
2012(d)	20.00	0.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64
2013	21.50	0.82	2.57	3.39	(0.69)	—	(0.69)	24.20
2012(d)	20.00	0.05	1.45	1.50	—	—	—	21.50

38	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.51%	$6,861	1.81%		1.16%		1.27%		1.71%		19%
8.28	5,330	2.94		0.24		1.38		1.81		24
10.21	3,618	2.69		2.64		1.42		3.91		42
15.76	2,163	4.43		0.14		1.42		3.15		25
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

(0.25)	2,116	2.55		0.47		2.02		1.00		19
7.47	1,512	3.69		(0.51)		2.13		1.06		24
9.41	810	3.39		1.86		2.17		3.09		42
14.87	414	5.07		(0.63)		2.17		2.27		25
7.35	54	23.25	*	(20.23	)*	2.17	*	0.85	*	—

0.24	80	2.07		0.91		1.52		1.46		19
8.01	69	3.16		(0.06)		1.63		1.47		24
9.94	64	3.01		2.19		1.67		3.53		42
15.46	60	4.53		0.19		1.67		3.05		25
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

0.73	53,796	1.13		2.04		1.01		2.16		19
8.55	2,581	2.64		0.40		1.14		1.91		24
10.52	3,020	2.50		2.70		1.17		4.03		42
16.01	2,711	4.12		0.61		1.17		3.56		25
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	39

Financial Highlights (continued)

Santa Barbara International Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (6/12)
2016	$26.35	$0.51		$(1.55)	$(1.04)	$(0.46)	$—	$—	$(0.46)	$24.85
2015	26.46	0.49		(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
2014	25.59	1.07		1.11	2.18	(0.81)	(0.50)	—	(1.31)	26.46
2013	21.23	0.39		4.30	4.69	(0.31)	(0.02)	—	(0.33)	25.59
2012(d)	20.00	0.01		1.22	1.23	—	—	—	—	21.23
Class C (6/12)
2016	26.18	0.30		(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
2015	26.33	0.27		— **	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
2014	25.51	0.84		1.13	1.97	(0.65)	(0.50)	—	(1.15)	26.33
2013	21.21	0.18		4.31	4.49	(0.17)	(0.02)	—	(0.19)	25.51
2012(d)	20.00	(0.01)		1.22	1.21	—	—	—	—	21.21
Class R3 (6/12)
2016	26.31	0.42		(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
2015	26.44	0.38		0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
2014	25.58	0.85		1.26	2.11	(0.75)	(0.50)	—	(1.25)	26.44
2013	21.23	0.30		4.32	4.62	(0.25)	(0.02)	—	(0.27)	25.58
2012(d)	20.00	—	**	1.23	1.23	—	—	—	—	21.23
Class I (6/12)
2016	26.37	0.47		(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88
2015	26.47	0.52		— **	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37
2014	25.59	1.04		1.21	2.25	(0.87)	(0.50)	—	(1.37)	26.47
2013	21.24	0.45		4.29	4.74	(0.37)	(0.02)	—	(0.39)	25.59
2012(d)	20.00	0.02		1.22	1.24	—	—	—	—	21.24

40	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.87)%	$1,885	5.61%		(2.26)%	1.27%		2.08%		53%
1.86	1,077	5.58		(2.29)	1.37		1.91		15
8.55	469	6.08		(0.66)	1.42		4.00		23
22.20	123	8.89		(5.83)	1.42		1.64		23
6.15	53	22.69	*	(20.97)*	1.43	*	0.29	*	2

(4.60)	580	6.33		(3.06)	2.02		1.25		53
1.12	419	6.30		(3.12)	2.13		1.05		15
7.77	309	6.61		(1.27)	2.17		3.17		23
21.23	64	8.15		(5.20)	2.17		0.78		23
6.05	53	23.44	*	(21.70)*	2.18	*	(0.45	)*	2

(4.10)	93	5.96		(2.72)	1.52		1.72		53
1.59	66	5.85		(2.75)	1.63		1.47		15
8.29	66	6.51		(1.66)	1.67		3.18		23
21.84	64	7.66		(4.71)	1.67		1.28		23
6.15	53	22.94	*	(21.22)*	1.68	*	0.04	*	2

(3.64)	1,310	5.43		(2.47)	1.03		1.93		53
2.09	2,165	5.35		(2.22)	1.13		2.00		15
8.86	1,979	5.94		(0.90)	1.17		3.88		23
22.46	1,289	7.44		(4.38)	1.17		1.89		23
6.20	903	22.43	*	(20.70)*	1.18	*	0.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	41

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is July 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.

Investment Objectives

Each Fund’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

42	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	43

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“Pricing Service”). As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,707,908,833	$—	$—	$2,707,908,833
Short-Term Investments:
Repurchase Agreements	—	52,411,605	—	52,411,605
Total	$2,707,908,833	$52,411,605	$—	$2,760,320,438

Santa Barbara Global Dividend Growth
Long-Term Investments*:
Common Stocks	$61,627,103	$—	$—	$61,627,103
Short-Term Investments:
Repurchase Agreements	—	705,471	—	705,471
Total	$61,627,103	$705,471	$—	$62,332,574

44	NUVEEN

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,798,959	$—	$—	$3,798,959
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Santa Barbara Global Dividend Growth’s and Santa Barbara International Dividend Growth’s investments in non-U.S. securities were as follows:

Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$7,252,478	11.5%
France	4,722,458	7.5
Japan	4,668,341	7.4
Hong Kong	2,905,504	4.6
Australia	2,500,653	4.0
Germany	2,477,093	3.9
Denmark	1,306,029	2.1
Canada	919,373	1.5
Spain	909,357	1.5
Netherlands	600,126	1.0
Total non-U.S. securities	$28,261,412	45.0%

NUVEEN	45

Notes to Financial Statements (continued)

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$800,272	20.7%
Japan	522,219	13.5
France	521,364	13.5
Hong Kong	275,646	7.1
Germany	272,203	7.0
Australia	253,852	6.6
Spain	238,022	6.2
Denmark	226,796	5.9
Switzerland	128,835	3.3
Canada	125,401	3.2
Other	324,367	8.4
Total non-U.S. securities	$3,688,977	95.4%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$52,411,605	$(52,411,605)	$—
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	705,471	(705,471)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s

46	NUVEEN

exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/16		Year Ended 7/31/15
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,306,271	$179,774,659	7,020,263	$251,172,222
Class C	3,502,117	117,554,617	3,475,161	124,061,159
Class R3	275,815	9,445,813	242,081	8,704,036
Class R6	223,327	7,839,693	59,842	2,154,402
Class I	14,333,750	478,512,893	13,787,328	492,266,707
Shares issued to shareholders due to reinvestment of distributions:
Class A	893,106	29,386,109	670,300	23,349,338
Class C	415,088	13,592,501	259,220	8,965,482
Class R3	22,573	747,748	14,262	499,823
Class R6	58,236	1,932,742	38,538	1,352,404
Class I	1,289,128	42,480,330	966,766	33,735,123
	26,319,411	881,267,105	26,533,761	946,260,696
Shares redeemed:
Class A	(6,652,645)	(223,215,602)	(8,661,798)	(308,613,761)
Class C	(2,897,400)	(96,814,859)	(2,201,701)	(78,604,335)
Class R3	(158,256)	(5,324,081)	(417,212)	(14,639,505)
Class R6	(176,457)	(6,043,359)	(276,284)	(9,830,419)
Class I	(14,642,606)	(490,600,222)	(10,125,309)	(361,751,601)
	(24,527,364)	(821,998,123)	(21,682,304)	(773,439,621)
Net increase (decrease)	1,792,047	$59,268,982	4,851,457	$172,821,075

	Year Ended 7/31/16		Year Ended 7/31/15
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	123,251	$3,151,466	79,479	$2,119,098
Class C	40,032	1,022,939	28,254	745,354
Class R3	462	12,013	80	2,160
Class I	1,953,172	49,174,339	21,569	566,792
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,252	82,241	4,916	126,689
Class C	611	15,456	998	25,587
Class R3	6	151	—	10
Class I	1,474	37,457	2,385	61,177
	2,122,260	53,496,062	137,681	3,646,867
Shares redeemed:
Class A	(67,134)	(1,693,631)	(27,400)	(720,248)
Class C	(17,283)	(437,730)	(4,613)	(123,193)
Class R3	(19)	(483)	(9)	(243)
Class I	(31,784)	(782,852)	(45,803)	(1,168,004)
	(116,220)	(2,914,696)	(77,825)	(2,011,688)
Net increase (decrease)	2,006,040	$50,581,366	59,856	$1,635,179

NUVEEN	47

Notes to Financial Statements (continued)

	Year Ended 7/31/16		Year Ended 7/31/15

Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	49,339	$1,222,308	28,976	$760,773
Class C	8,836	218,240	5,851	156,701
Class R3	1,258	31,002	—	—
Class I	37,368	880,329	13,933	357,418
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,234	29,754	628	16,101
Class C	255	6,100	180	4,573
Class R3	—	—	—	—
Class I	380	9,108	885	22,638
	98,670	2,396,841	50,453	1,318,204
Shares redeemed:
Class A	(15,602)	(382,716)	(6,464)	(167,713)
Class C	(1,586)	(38,169)	(1,758)	(45,592)
Class R3	—	—	—	—
Class I	(67,161)	(1,617,252)	(7,512)	(192,283)
	(84,349)	(2,038,137)	(15,734)	(405,588)
Net increase (decrease)	14,321	$358,704	34,719	$912,616
5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$724,372,451	$56,695,964	$2,343,744
Sales	753,726,924	6,957,726	1,933,445

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$2,051,498,637	$58,346,923	$3,528,168
Gross unrealized:
Appreciation	$732,569,397	$5,279,534	$514,922
Depreciation	(23,747,596)	(1,293,883)	(244,131)
Net unrealized appreciation (depreciation) of investments	$708,821,801	$3,985,651	$270,791

48	NUVEEN

Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2016, the Funds’ tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$—	$(1,042)	$—
Undistributed (Over-distribution of) net investment income	(5,872)	(22,092)	592
Accumulated net realized gain (loss)	5,872	23,134	(592)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$2,512,642	$54,475	$11,552
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2016 and July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$40,597,793	$690,848	$70,288
Distributions from net long-term capital gains[2]	108,056,268	—	—
Return of capital	—	—	—

2015	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$55,136,232	$189,976	$66,619
Distributions from net long-term capital gains	58,101,571	65,933	5,636
Return of capital	—	—	2,314
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividends, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2016.

As of July 31, 2016, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital losses to be carried forward – not subject to expiration	$189,338	$172,099

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Santa Barbara Dividend Growth
Post-October capital losses[3]	$12,623,996
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2015 through July 31, 2016, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2016 through July 31, 2016, and/or specified losses incurred from November 1, 2015 through July 31, 2016.

NUVEEN	49

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

		Santa Barbara Global Dividend Growth		Santa Barbara International Dividend Growth
Average Daily Net Assets	Santa Barbara Dividend Growth	For the period August 1, 2015 through June 29, 2016	Effective June 30, 2016	For the period August 1, 2015 through June 29, 2016	Effective June 30, 2016
For the first $125 million	0.5000%	0.6500%	0.5500%	0.6500%	0.5500%
For the next $125 million	0.4875	0.6375	0.5375	0.6375	0.5375
For the next $250 million	0.4750	0.6250	0.5250	0.6250	0.5250
For the next $500 million	0.4625	0.6125	0.5125	0.6125	0.5125
For the next $1 billion	0.4500	0.6000	0.5000	0.6000	0.5000
For net assets over $2 billion	0.4250	0.5750	0.4750	0.5750	0.4750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2016, the complex-level fee rate for each Fund was 0.1610%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A		N/A	1.25%
Santa Barbara Global Dividend Growth	0.94	%*	November 30, 2017	N/A
Santa Barbara International Dividend Growth	0.94	%*	November 30, 2017	N/A
*	Effective June 30, 2016, the Fund’s Temporary Expense Cap changed from 1.07% to 0.94%.

N/A – Not Applicable.

50	NUVEEN

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$1,581,026	$17,310	$7,840
Paid to financial intermediaries (Unaudited)	1,402,628	16,970	7,100

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$1,121,887	$23,215	$3,002

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$1,006,060	$8,359	$2,899

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$82,593	$1,791	$42

As of the end of reporting period, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment

NUVEEN	51

Notes to Financial Statements (continued)

purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

52	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Santa Barbara Asset Management, LLC 2049 Century Park East 17th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% QDI	100%	100%	100%
% DRD	100%	72%	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	53

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

54	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Santa Barbara Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Growth Fund”) and Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”), each of which reduced its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for the Global Dividend Growth Fund and the International Dividend Growth Fund, which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

56	NUVEEN

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and second quartile in the three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Global Dividend Growth Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and, although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

For the International Dividend Growth Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period and second quartile in the three-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the contractual management fee and temporary expense cap for the Global Dividend Growth Fund and the International Dividend Growth Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis

NUVEEN	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Dividend Growth Fund had a net management fee and net expense ratio below its respective peer average and that the International Dividend Growth Fund had a net management fee below its peer average and a net expense ratio in line with its peer average. The Board noted for the International Dividend Growth Fund that there was not a management fee after fee waivers and expense reimbursements for the last fiscal year. The Board also noted that the Adviser agreed to reduce the contractual management fee and temporary expense cap for this Fund.

The Board noted that the Global Dividend Growth Fund had a net expense ratio slightly higher than its peer average but a net management fee below its peer average. The Board noted that there was no management fee after fee waivers and expense reimbursements for the last fiscal year. The Board further noted that the Adviser agreed to reduce the contractual management fee and temporary expense cap for this Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the

58	NUVEEN

profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its permanent expense cap in the case of the Dividend Growth Fund and its temporary expense cap in the case of the Global Dividend Growth Fund and the International Dividend Growth Fund.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

NUVEEN	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

60	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	180
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	180
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	180
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	180

NUVEEN	61

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	180
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	180
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	180
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	180
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	180

62	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	180

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	180
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	180

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	181
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	181

NUVEEN	63

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	181
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	181
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	181
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	181
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	181
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	181
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	181
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

64	NUVEEN

Notes

NUVEEN	65

Notes

66	NUVEEN

Notes

NUVEEN	67

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-SBGDG-0716P        19246-INV-Y-09/17

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen NWQ International Value Fund (formerly known as Nuveen Tradewinds International Value Fund)	NAIGX	NCIGX	NTITX	NGRRX
Nuveen NWQ Japan Fund (formerly known as Nuveen Tradewinds Japan Fund)	NTJAX	NTJCX	—	NTJIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGCX	NGARX	NWGRX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen NWQ International Value Fund (formerly known as Nuveen Tradewinds International Value Fund)

Nuveen NWQ Japan Fund (formerly known as Nuveen Tradewinds Japan Fund)

Nuveen Tradewinds Global All-Cap Fund

During the fiscal year ended July 31, 2016, all of these Funds were sub-advised by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments, Inc. Emily Alejos, CFA, and Andrew Thelen, CFA, served as Co-Chief Investment Officers for Tradewinds and co-managed the Nuveen Tradewinds Global All-Cap Fund. Peter Boardman managed the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund. As explained below, after the close of the reporting period, sub-advisory services were transitioned from Tradewinds to NWQ, resulting in portfolio management changes for the Nuveen Tradewinds Global All-Cap Fund, as well as name changes for the other two Funds.

On August 1, 2016, NWQ replaced Tradewinds as the sub-adviser to the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund, and the Funds’ names were changed to the Nuveen NWQ International Value Fund and the Nuveen NWQ Japan Fund, respectively. Peter Boardman became an employee of NWQ and continues to manage both Funds.

On May 27, 2016, the Board of Directors of Nuveen Investment Trust II approved the reorganization of Nuveen Tradewinds Global All-Cap Fund into the Nuveen NWQ Global Equity Income Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Tradewinds Global All-Cap Fund. On August 1, 2016, NWQ was appointed the sub-adviser to the Nuveen Tradewinds Global All-Cap Fund under an interim sub-advisory agreement, and Jim Stephenson and Tom Ray were appointed joint portfolio managers of the Fund.

Below, Emily, Andrew and Peter review economic and equity market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July, as concerns of a Brexit-induced financial crisis abated.

U.S. equity markets appreciated for the reporting period as the brief post “Brexit” tumble did not undo prior gains and actually staged a sharp rally in the final days of the reporting period. Value stocks significantly outperformed growth across all cap ranges during the reporting period, particularly among the large cap and broad market indexes. Defensive sectors less reliant on economic growth, including utilities and consumer staples, were the best performing. In the foreign markets, the European Union (EU) countries and most of the Asian markets posted declines for the reporting period. Early in the reporting period, global equity markets had experienced elevated volatility due to investor concerns regarding prospective Fed tightening, continued weakness in oil prices, uncertainty regarding global growth (particularly in China) and the unexpected announcement of a negative interest rate policy from the Bank of Japan. Flight-to-safety effects could be seen in multiple areas, with defensive equity sectors and gold rising in value. In February 2016, investors began finding solace in select countervailing factors, such as oil prices seeming to hit at least a short-term bottom and a rally took place that lasted until the U.K.’s Brexit vote results.

Market performance was volatile during the reporting period, with this volatility exacerbated by large swings in two major international currencies, the British pound and the Japanese yen. Much of the instability at the start of the reporting period was triggered by China. The country devalued its currency, possibly aiming to position the yuan as a candidate for inclusion among the International Monetary Fund’s Special Drawing Rights (SDRs) currency selections, among other factors. This motivation would make sense in light of China’s continued efforts to build its international credibility and prestige, but we believe the policy change was ultimately misguided and the market appears to have embraced such an interpretation as well, judging by the intense sell-off of Chinese equities following the announcement.

The prevailing concerns regarding prospective Fed tightening, weakness in oil prices, uncertainty regarding global growth (particularly in China), fears that Britain may exit the EU and the unexpected announcement of a negative interest rate policy from the Bank of Japan frustrated attempts to establish any broad themes. Financials were particularly hard hit at the beginning of the year, upon fears that the net interest margins of many banks would suffer under the weight of low or negative interest rates, along with continued stresses to economic growth.

During the reporting period, the Japanese stock market was modestly lower overall, but returns masked the volatility of the overall reporting period. At the start of the reporting period, the Japanese stock market came under heavy selling amid slowing global growth and weaker than expected Japanese economic data. The Tokyo Stock Exchange Tokyo Price Index (TOPIX) fell as China-driven

6	NUVEEN

volatility and the U.S. Fed’s decision not to raise interest rates ultimately led to a slight strengthening in the Japanese yen as the currency was perceived as a safe-haven. Global markets were significantly lower at this time also and foreign investors were net-sellers of Japanese stocks. Contrasting, Japanese corporate earnings continue to meet and/or beat expectations and Japanese companies are increasingly boosting their shareholder returns. The Japanese equity market came back strongly at the end of 2015. Japan benefitted from a stable bond market and rising corporate earnings. Overall, we believe that Abenomics has been a positive force for Japanese equities. Japanese companies are increasing dividends in far higher numbers than in the relatively recent past and Japan has proven to be the only major market to produce significant earnings growth during 2015.

How did the Funds perform during the twelve-month reporting period ended July 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2016 and how did these strategies influence performance?

Nuveen NWQ International Value Fund (formerly known as Nuveen Tradewinds International Value Fund)

The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index, but outperformed the Lipper classification average for the twelve-month reporting period ended July 31, 2016.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The information technology sector was the leading contributor to performance on a relative basis, led by both a favorable significant overweight position and stock selection. The consumer staples sector was the primary detractor from relative performance, mostly driven by underperforming selections within the sector. On a regional basis, Japanese equities were one of the better performing equity markets and the Fund’s positive stock selection within the region also buoyed performance on a relative basis.

Scottish financial holding company Royal Bank of Scotland Group PLC was the primary detractor of the Fund’s performance. While we still believe the company is effectively transitioning away from high-capital-intensity, higher risk investment banking toward higher return, lower risk retail/commercial banking, the transition is taking longer than we initially expected. Other investors have proven less patient with this transition, especially in an environment of extreme weakness for European banks and “Brexit.” Royal Bank of Scotland’s financial results announced at the beginning of 2016 appear to have been poorly received by such investors, as these results highlighted relatively weak revenues and cost controls and a further delay in prospective share repurchases. We continue to believe the company represents an attractively valued long-term opportunity. In fact, these recent developments have made Royal Bank of Scotland even more attractive, in our view.

Swiss bank UBS AG also detracted from portfolio performance. The financials sector was notably weak at the beginning of 2016, a generalized sell-off that certainly affected UBS. Additionally, the company announced poor financial results that set investors on edge. We believe UBS represents a great long-term value currently, however, and we maintain strong conviction in our exposure to the bank.

Commodity trading and mining company Glencore plc also detracted from performance. The company has been negatively impacted by volatility in commodity prices, as well as operational missteps. Glencore has also been affected by perceptions of balance sheet weakness, though the company has no immediate covenants on its debt and has affirmed a commitment to maintaining an investment grade debt rating which is important for its trading operations. Though we believe the company can continue to

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Portfolio Managers’ Comments (continued)

deliver free cash flow, we find Glencore’s management team has damaged its credibility with investors due to unfavorable operations recently and poor communication regarding the company’s balance sheet. Further, continued commodity price challenges would certainly pressure Glencore. Accordingly, we eliminated the position from the Fund during the reporting period.

Nippon Telegraph and Telephone Corporation, ADR (NTT) was the top individual contributor to performance during the reporting period, despite some periods of price volatility. The Japanese government released recommendations on mobile rate pricing during the reporting period, but the impact of them was perceived to be benign. NTT’s stock price held through the end of the reporting period and was further buoyed by strength in the yen.

Danish facilities services company ISS AS also contributed to portfolio performance. The company has surpassed its earlier guidance regarding organic growth as it has achieved a larger market share in a growing industry. This has resulted in margin expansion that has been well received by investors. We continue to believe the company is well positioned to benefit from an increasing number of companies outsourcing their facilities’ needs.

French aerospace and defense contractor Thales SA was another contributor to portfolio performance. The company won several contracts during the reporting period, including a substantial contract for upgrading parts of the London subway system. Thales has also recently received military orders from Saudi Arabia and Australia. We believe the company continues to benefit from its previous multi-year restructuring efforts.

Nuveen NWQ Japan Fund (formerly known as Nuveen Tradewinds Japan Fund)

The Fund’s Class A Shares at NAV outperformed the MSCI Japan Index and the Lipper classification average for the twelve-month reporting period ended July 31, 2016.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Japanese equities experienced a notable decline over the first few months of 2016 related to the over 6% rise in the yen compared with the U.S. dollar and the surprise move by the Bank of Japan (BOJ) to introduce a negative interest rate policy (NIRP). The BOJ’s NIRP applies to a certain portion of excess reserves and consequently is seen as negative for bank earnings and shares. Demand for loans in Japan is weak and savings rates are high, so we believe the government policy has had little positive impact to justify increasing the volume of money and hurting bank profitability. The NIRP underscores the sustained battle the government is waging in an attempt to thwart deflation, increase economic activity and ultimately boost Japanese equities, however, the stronger yen has neutralized many of the expected benefits.

While the Japanese equity market moved lower towards the end of the reporting period in yen-terms, conversely, in dollar-terms, the market actually rose in absolute levels and was one of the better performing developed markets. The strong yen has had a noticeable impact on Japanese earnings, especially those of companies which derive a significant part of their earnings from overseas.

At the end of the reporting period, a landslide election victory by Prime Minister Shinzo Abe’s Liberal Democratic Party provided fuel for investor confidence that further Japanese stimulus packages could help heal equity markets. Following his victory, Abe stated he would pursue “bold” action to buoy the Japanese economy. Additionally, we believe the earthquake on April 14th in Kyushu provided a tragic reminder that further stimulus can find immediate use in improving regional infrastructure.

NTT DoCoMo, Inc. and Nippon Telegraph and Telephone Corporation, ADR (NTT), a couple of the Fund’s larger positions, were top individual contributors to performance during the reporting period, despite some price volatility. The Japanese government released recommendations on mobile rate pricing during the reporting period, but the impact was perceived to be benign. Both NTT DoCoMo’s and NTT’s stock price held through the end of the reporting period and were further buoyed by strength in the yen.

Another contributor to performance during the reporting period was Otsuka Holdings Company, which engages in the manufacturing and sale of pharmaceuticals and nutritional supplements. The company had stronger than expected quarterly results, in the later part of this reporting period and indicated that it will revise up its full year estimates, which drove the stock price higher at the end of the reporting period.

8	NUVEEN

Relative performance was limited to a degree by declining holdings in the financials sector, particularly financial services company Sumitomo Mitsui Trust Holdings Inc. and Daiwa Securities Group Inc. For the benchmark, financials is one of the largest sector allocations and was one of the worst performing sectors. The Fund outperformed the benchmark in the sector with a lesser allocation and better stock selection.

Also detracting from performance was Japan Display Inc., which engages in the development, design, manufacture and sale of small and medium sized display devices. It offers liquid crystal display modules for smartphones, tablets, automotive, digital cameras and medical equipment. Due to structural changes in the industry as cell phone companies move away from LCD screens towards OLED, Japan Display faces some headwinds. The position was eliminated from the Fund during the reporting period.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at NAV underperformed the MSCI All Country World Index, but outperformed the Lipper classification average during the twelve-month reporting period ended July 31, 2016.

During this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

Much of the Fund’s underperformance relative to the MSCI All Country World Index was due to negative stock selection effects in the financials sector, as well as an unfavorable overweight position in that sector. Unfavorable stock selections in the energy sector and a relatively detracting underweight position in the industrials sector also drove underperformance. The Fund’s relative performance was aided by stock selections in the information technology and consumer staples sectors. Stock selections in the materials sector also benefited the Fund on a relative basis.

Several holdings positively contributed to the Fund’s absolute performance during the reporting period, including global IT solutions provider Ingram Micro, Inc. In February 2016, plans were announced for Ingram Micro to be acquired by Chinese shipping company Tianjin Tianhai. Also contributing to performance was Tyson Foods, Inc. We believe the company benefited from cyclical improvements for beef and pork supplies during the reporting period and we find the company has performed well in its poultry business and has made progress in the prepared foods category. Brazilian water and waste utility Companhia de Saneamento Basico do Estado de Sao Paulo (Sabesp) also contributed to absolute performance. The company continues to benefit from reduced water rationing incentives and increased water consumption as higher rainfall during the year has helped to alleviate drought strain. Additionally, we believe Sabesp is poised to increase revenue through the resumption of local water payments and the reactivation of unpursued claims that had been suspended due to legal issues around rationing, the Brazilian elections, rising inflation and drought.

Several individual holdings detracted from the Fund’s absolute performance, including Swiss bank UBS AG. UBS suffered from Brexit concerns and continued to receive pressure to make further cost structure improvements. We believe UBS has made reasonable headway in its restructuring, especially in light of the departure of three senior executives near the end of the reporting period, in an effort to streamline global operations. Also detracting was Scottish financial holding company Royal Bank of Scotland Group PLC. The company was also hard hit by Brexit and the timing of the exit vote was particularly unfavorable as the company continues to struggle through a restructuring process. However, we believe that the company has suffered from an undue amount of investor pessimism and we find Royal Bank of Scotland to be an increasingly attractive investment as it focuses on higher return operations. Financial services company Citigroup Inc. also detracted from the Fund’s performance. The company has faced headwinds from various factors, including lower investment banking activity, provisioning costs related to low oil prices and lower income related to market declines.

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Risk Considerations

Nuveen NWQ International Value Fund (formerly known as Nuveen Tradewinds International Value Fund)

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Japan Fund (formerly known as Nuveen Tradewinds Japan Fund)

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund focuses its investments in one country which could increase its risk of exposure to a single currency compared with a more geographically diversified fund. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency risk, are described in detail in the Fund’s prospectus.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen NWQ International Value Fund

(formerly known as Nuveen Tradewinds International Value Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(8.38)%	(0.18)%	1.36%
Class A Shares at maximum Offering Price	(13.64)%	(1.35)%	0.76%
MSCI EAFE Index	(7.53)%	3.02%	1.98%
Lipper International Multi-Cap Value Funds Classification Average	(8.65)%	1.32%	0.68%

Class C Shares	(9.11)%	(0.93)%	0.59%
Class I Shares	(8.17)%	0.07%	1.61%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(8.63)%	(0.44)%	(0.02)%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(9.95)%	(0.96)%	1.12%
Class A Shares at maximum Offering Price	(15.14)%	(2.13)%	0.53%
Class C Shares	(10.65)%	(1.71)%	0.36%
Class I Shares	(9.70)%	(0.72)%	1.38%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(10.19)%	(1.22)%	(0.42)%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchases. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.21%	1.97%	1.47%	0.97%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Japan Fund

(formerly known as Nuveen Tradewinds Japan Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(0.19)%	4.96%	5.81%
Class A Shares at maximum Offering Price	(5.94)%	3.73%	4.98%
MSCI Japan Index	(3.49)%	4.79%	5.75%
Lipper Japanese Funds Classification Average	(3.39)%	6.63%	8.15%

Class C Shares	(0.94)%	4.16%	5.01%
Class I Shares	0.02%	5.22%	6.06%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A at NAV	(3.11)%	4.49%	5.18%
Class A at maximum Offering Price	(8.70)%	3.26%	4.35%
Class C Shares	(3.84)%	3.70%	4.38%
Class I Shares	(2.83)%	4.76%	5.44%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchases. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.44%	4.82%	3.27%
Net Expense Ratios	1.46%	2.21%	1.21%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.20)%	0.11%	5.90%
Class A Shares at maximum Offering Price	(6.89)%	(1.06)%	5.28%
MSCI All Country World Index (ACWI)	(0.44)%	6.62%	4.63%
Lipper Global Multi-Cap Value Funds Classification Average	(2.27)%	5.54%	4.16%

Class C Shares	(1.93)%	(0.64)%	5.12%
Class I Shares	(0.94)%	0.37%	6.16%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(1.43)%	(0.13)%	11.35%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.07)%	(0.58)%	5.51%
Class A Shares at maximum Offering Price	(11.48)%	(1.75)%	4.88%
Class C Shares	(6.78)%	(1.32)%	4.72%
Class I Shares	(5.86)%	(0.33)%	5.75%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(6.30)%	(0.82)%	10.81%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchases. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.33%	2.08%	1.58%	1.08%
Net Expense Ratios	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.55% after November 30, 2017) of the average daily net assets of any class of Fund shares. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Holding

Summaries as of July 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ International Value Fund

(formerly known as Nuveen Tradewinds International Value Fund)

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Royal DSM NV	2.9%
MS&AD Insurance Group Holdings, Inc.	2.9%
Sanofi	2.8%
SK Telecom Company Limited, Sponsored ADR	2.7%
Nippon Telegraph and Telephone Corporation, ADR	2.7%

Portfolio Composition

(% of net assets)

Banks	10.2%
Insurance	9.1%
Pharmaceuticals	8.3%
Commercial Services & Supplies	5.6%
Oil, Gas & Consumable Fuels	5.4%
Food & Staples Retailing	5.4%
Chemicals	4.6%
Diversified Telecommunication Services	4.5%
Automobiles	3.9%
Professional Services	3.2%
Energy Equipment & Services	3.1%
Tobacco	3.0%
Real Estate Management & Development	2.8%
Aerospace & Defense	2.8%
Wireless Telecommunication Services	2.8%
Technology Hardware, Storage & Peripherals	2.7%
Household Durables	2.5%
Other	19.5%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	24.9%
Netherlands	10.7%
United Kingdom	8.7%
France	8.4%
United States	6.0%
Germany	5.5%
South Korea	5.3%
Canada	4.5%
Belgium	4.1%
Switzerland	3.7%
Other	18.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

1	Includes 6.3% (as a percentage of net assets) in emerging market countries.

18	NUVEEN

Nuveen NWQ Japan Fund

(formerly known as Nuveen Tradewinds Japan Fund)

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	7.9%
Insurance	5.4%
Commercial Services & Supplies	5.4%
Banks	5.0%
Household Durables	4.2%
Electronic Equipment, Instruments & Components	3.7%
Food Products	3.6%
Personal Products	3.5%
IT Services	3.3%
Media	3.2%
Specialty Retail	3.1%
Oil, Gas & Consumable Fuels	3.0%
Wireless Telecommunication Services	2.9%
Food & Staples Retailing	2.8%
Electrical Equipment	2.7%
Diversified Telecommunication Services	2.7%
Tobacco	2.6%
Automobiles	2.5%
Capital Markets	2.5%
Building Products	2.5%
Road & Rail	2.5%
Trading Companies & Distributors	2.4%
Beverages	2.2%
Other	19.6%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

MS&AD Insurance Group Holdings, Inc.	3.3%
Sumitomo Mitsui Trust Holdings Inc.	3.0%
NTT DoCoMo Inc., Sponsored ADR	2.9%
Seven & I Holdings Co. Ltd	2.8%
Mabuchi Motor Company Limited	2.7%

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Holding Summaries as of July 31, 2016 (continued)

Nuveen Tradewinds Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	97.1%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	2.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

UBS AG	3.3%
BRF – Brasil Foods SA, Sponsored ADR	3.3%
Citigroup Inc.	3.1%
Oracle Corporation	3.0%
American International Group, Inc.	2.9%

Portfolio Composition

(% of net assets)

Food Products	13.6%
Pharmaceuticals	11.4%
Insurance	8.8%
Banks	8.6%
Oil, Gas & Consumable Fuels	6.2%
Diversified Telecommunication Services	4.8%
Metals & Mining	4.3%
Capital Markets	3.3%
Media	3.0%
Software	3.0%
Technology Hardware, Storage & Peripherals	2.6%
Wireless Telecommunication Services	2.4%
Commercial Services & Supplies	2.3%
Communications Equipment	1.9%
Auto Components	1.9%
Other	19.0%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	2.4%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	38.1%
Japan	7.1%
Switzerland	6.6%
France	5.2%
United Kingdom	4.5%
Netherlands	4.3%
Brazil	4.1%
South Korea	3.6%
Israel	2.5%
Hong Kong	2.3%
Australia	2.3%
Other	17.0%
Other Assets Less Liabilities	2.4%
Net Assets	100%

1	Includes 15.4% (as a percentage of net assets) in emerging market countries.

20	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2016.

The beginning of the period is February 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ International Value Fund

(formerly known as Nuveen Tradewinds International Value Fund)

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,049.60	$1,045.50	$1,048.30	$1,050.80
Expenses Incurred During the Period	$6.68	$10.48	$7.89	$5.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.35	$1,014.62	$1,017.16	$1,019.59
Expenses Incurred During the Period	$6.57	$10.32	$7.77	$5.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.55% and 1.06% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	21

Expense Examples (continued)

Nuveen NWQ Japan Fund

(formerly known as Nuveen Tradewinds Japan Fund)

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,069.00	$1,065.30	$1,070.10
Expenses Incurred During the Period	$7.61	$11.45	$6.33
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.50	$1,013.77	$1,018.75
Expenses Incurred During the Period	$7.42	$11.17	$6.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23%, and 1.23% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,145.80	$1,141.60	$1,144.70	$1,147.70
Expenses Incurred During the Period	$7.52	$11.50	$8.85	$6.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.85	$1,014.12	$1,016.61	$1,019.05
Expenses Incurred During the Period	$7.07	$10.82	$8.32	$5.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ International Value Fund (formerly known as Nuveen Tradewinds International Value Fund), Nuveen NWQ Japan Fund (formerly known as Nuveen Tradewinds Japan Fund) and Nuveen Tradewinds Global All-Cap Fund (each a series of Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 27, 2016

NUVEEN	23

Nuveen NWQ International Value Fund

(formerly known as Nuveen Tradewinds International Value Fund)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 2.8%

530,200	Embraer Aircraft Corporation	$2,425,014

43,187	Thales SA	3,934,589
	Total Aerospace & Defense	6,359,603

	Automobiles – 3.9%

34,093	Hyundai Motor Co. Ltd, PFD	2,967,520

53,135	Toyota Motor Corporation, Sponsored ADR	5,929,866
	Total Automobiles	8,897,386

	Banks – 10.2%

615,913	HSBC Holdings PLC	4,035,708

506,217	ING Groep N.V., Ordinary Shares	5,659,508

464,400	Oversea-Chinese Banking Corporation Limited	2,978,921

2,259,302	Royal Bank of Scotland Group PLC, (2)	5,752,900

1,445,000	Sumitomo Mitsui Trust Holdings Inc.	4,914,147
	Total Banks	23,341,184

	Beverages – 1.1%

156,134	Refresco Gerber N.V.	2,437,701

	Capital Markets – 2.2%

357,472	UBS AG	4,925,964

	Chemicals – 4.6%

44,529	Agrium Inc.	4,041,452

102,281	Royal DSM NV	6,547,692
	Total Chemicals	10,589,144

	Commercial Services & Supplies – 5.6%

375,000	Dai Nippon Printing Co., Ltd.	4,241,192

149,982	ISS AS	5,784,188

843,980	Mitie Group PLC	2,777,892
	Total Commercial Services & Supplies	12,803,272

	Communications Equipment – 2.0%

606,810	Ericsson LM Telefonaktiebolaget, Sponsored ADR	4,532,871

	Diversified Financial Services – 1.6%

44,197	Groupe Bruxelles Lambert SA	3,728,156

	Diversified Telecommunication Services – 4.5%

129,177	Nippon Telegraph and Telephone Corporation, ADR	6,126,865

24	NUVEEN

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

246,079	Telenor ASA	$4,109,507
	Total Diversified Telecommunication Services	10,236,372

	Electrical Equipment – 2.2%

110,600	Mabuchi Motor Company Limited	5,116,205

	Electronic Equipment, Instruments & Components – 1.5%

273,304	Flextronics International Limited, (2)	3,462,762

	Energy Equipment & Services – 3.1%

468,369	Aker Solutions ASA	1,954,602

376,243	Tenaris SA	5,030,853
	Total Energy Equipment & Services	6,985,455

	Food & Staples Retailing – 5.4%

199,390	Carrefour SA	4,994,480

84,200	Seven & I Holdings Co. Ltd	3,550,866

1,800,070	Tesco PLC, (2)	3,716,392
	Total Food & Staples Retailing	12,261,738

	Household Durables – 2.5%

237,000	Panasonic Corporation	2,348,282

198,900	Sekisui House, Ltd.	3,369,419
	Total Household Durables	5,717,701

	Industrial Conglomerates – 2.2%

45,537	Siemens AG	4,944,417

	Insurance – 9.1%

170,717	Ageas	5,743,983

21,834	Allianz AG ORD Shares	3,131,857

97,229	Axis Capital Holdings Limited	5,403,988

221,600	MS&AD Insurance Group Holdings, Inc.	6,528,442
	Total Insurance	20,808,270

	Media – 1.7%

51,937	Publicis Groupe	3,867,168

	Oil, Gas & Consumable Fuels – 5.4%

277,285	Cameco Corporation	2,650,845

117,818	Canadian Natural Resources Limited	3,561,638

2,578	PrairieSky Royalty Limited	50,172

112,029	Royal Dutch Shell PLC, Class B Shares, Sponsored ADR	6,073,092
	Total Oil, Gas & Consumable Fuels	12,335,747

	Pharmaceuticals – 8.3%

157,153	GlaxoSmithKline PLC	3,510,772

13,620	Roche Holdings AG	3,478,075

NUVEEN	25

Nuveen NWQ International Value Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)			Value

	Pharmaceuticals (continued)

74,369	Sanofi			$6,331,460

104,192	Teva Pharmaceutical Industries Limited, Sponsored ADR			5,574,272
	Total Pharmaceuticals			18,894,579

	Professional Services – 3.2%

52,372	Manpower Inc.			3,634,617

87,463	Wolters Kluwer NV			3,679,111
	Total Professional Services			7,313,728

	Real Estate Management & Development – 2.8%

653,600	City Developments Limited			4,148,681

382,360	Henderson Land Development Company Limited			2,276,891
	Total Real Estate Management & Development			6,425,572

	Semiconductors & Semiconductor Equipment – 1.4%

75,700	Rohm Company Limited			3,286,627

	Software – 1.9%

50,693	SAP SE			4,443,871

	Technology Hardware, Storage & Peripherals – 2.7%

94,200	Fujifilm Holdings Corporation			3,442,660

2,454	Samsung Electronics Company Limited			2,771,334
	Total Technology Hardware, Storage & Peripherals			6,213,994

	Textiles, Apparel & Luxury Goods – 1.7%

343,000	Wacoal Holdings Corporation			3,798,599

	Tobacco – 3.0%

108,300	Japan Tobacco Inc.			4,272,137

146,864	Scandinavian Tobacco Group A/S			2,593,581
	Total Tobacco			6,865,718

	Wireless Telecommunication Services – 2.8%

273,852	SK Telecom Company Limited, Sponsored ADR			6,273,949
	Total Long-Term Investments (cost $199,638,845)			226,867,753

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$1,203	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $1,202,639, collateralized by $920,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $1,231,650	0.030%	8/01/16	$1,202,636
	Total Short-Term Investments (cost $1,202,636)			1,202,636
	Total Investments (cost $200,841,481) – 99.9%			228,070,389
	Other Assets Less Liabilities – 0.1%			215,749
	Net Assets – 100%			$228,286,138

26	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

NUVEEN	27

Nuveen NWQ Japan Fund

(formerly known as Nuveen Tradewinds Japan Fund)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Automobiles – 2.5%

1,911	Toyota Motor Corporation, Sponsored ADR	$213,268

	Banks – 5.0%

34,000	Chiba Bank Limited	165,610

75,000	Sumitomo Mitsui Trust Holdings Inc.	255,060
	Total Banks	420,670

	Beverages – 2.2%

10,900	Kirin Holdings Company, Limited	188,762

	Building Products – 2.5%

11,200	LIXIL Group Corp	211,300

	Capital Markets – 2.5%

37,000	Daiwa Securities Group Inc.	212,242

	Chemicals – 1.9%

24,000	Chugoku Marine Paints Limited	163,944

	Commercial Services & Supplies – 5.4%

10,000	Dai Nippon Printing Co., Ltd.	113,098

10,000	Duskin Company Limited	183,466

2,100	Secom Company Limited	159,689
	Total Commercial Services & Supplies	456,253

	Construction & Engineering – 1.5%

11,800	Obayashi Corporation	130,565

	Consumer Finance – 1.4%

7,200	Credit Saison Company, Limited	121,511

	Containers & Packaging – 1.8%

7,600	Toyo Seikan Group Holdings Ltd.	150,011

	Diversified Telecommunication Services – 2.7%

4,847	Nippon Telegraph and Telephone Corporation, ADR	229,893

	Electrical Equipment – 2.7%

5,000	Mabuchi Motor Company Limited	231,293

	Electronic Equipment, Instruments & Components – 3.7%

2,900	Kyocera Corporation	139,010

19,300	Sanshin Electronics Company Limited	171,749
	Total Electronic Equipment, Instruments & Components	310,759

28	NUVEEN

Shares	Description (1)	Value

	Food & Staples Retailing – 2.8%

5,700	Seven & I Holdings Co. Ltd	$240,379

	Food Products – 3.6%

7,000	NH Foods Limited	171,716

3,000	Toyo Suisan Kaisha Limited	134,660
	Total Food Products	306,376

	Health Care Providers & Services – 2.2%

5,300	Tokai Corporation	181,541

	Household Durables – 4.2%

21,700	Panasonic Corporation	215,012

8,400	Sekisui House, Ltd.	142,298
	Total Household Durables	357,310

	Insurance – 5.4%

9,400	MS&AD Insurance Group Holdings, Inc.	276,929

5,500	Sompo Japan Nipponkoa Holdings Inc.	181,330
	Total Insurance	458,259

	IT Services – 3.3%

3,600	TKC Corporation	103,129

17,800	Zuken Inc.	176,543
	Total IT Services	279,672

	Leisure Products – 1.4%

3,200	Sankyo Company Ltd	117,764

	Media – 3.2%

10,800	Hakuhodo DY Holdings Inc.	128,074

8,600	TV Asahi Corporation	142,863
	Total Media	270,937

	Oil, Gas & Consumable Fuels – 3.0%

10,500	INPEX Corporation	84,033

44,100	JX Holdings Inc.	167,652
	Total Oil, Gas & Consumable Fuels	251,685

	Personal Products – 3.5%

2,800	KAO Corporation	152,383

5,100	Shiseido Company, Limited	145,000
	Total Personal Products	297,383

	Pharmaceuticals – 7.9%

9,200	Astellas Pharma Inc.	155,219

5,400	Kissei Pharmaceuticals Company Limited	124,740

9,200	Mitsubishi Tanabe Pharma Corporation	173,478

NUVEEN	29

Nuveen NWQ Japan Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Pharmaceuticals (continued)

4,400	Otsuka Holdings Company	$211,041
	Total Pharmaceuticals	664,478

	Real Estate Management & Development – 1.5%

4,300	Daiwa House Industry Company Limited	122,171

	Road & Rail – 2.5%

900	East Japan Railway Company	83,662

12,300	Seino Holdings Co., Limited	126,694
	Total Road & Rail	210,356

	Semiconductors & Semiconductor Equipment – 1.5%

3,000	Rohm Company Limited	130,249

	Software – 1.1%

3,700	Fuji Soft Inc.	93,048

	Specialty Retail – 3.1%

6,200	Chiyoda Company Limited	147,716

7,900	Xebio Company Limited	115,208
	Total Specialty Retail	262,924

	Technology Hardware, Storage & Peripherals – 1.9%

4,300	Fujifilm Holdings Corporation	157,149

	Textiles, Apparel & Luxury Goods – 2.0%

15,000	Wacoal Holdings Corporation	166,119

	Tobacco – 2.6%

5,500	Japan Tobacco Inc.	216,960

	Trading Companies & Distributors – 2.4%

17,400	Mitsui & Company Limited	206,085

	Transportation Infrastructure – 1.4%

13,000	Kamigumi Company Limited	118,489

	Wireless Telecommunication Services – 2.9%

9,090	NTT DoCoMo Inc., Sponsored ADR	248,248
	Total Long-Term Investments (cost $7,061,045)	8,398,053
	Other Assets Less Liabilities – 0.8%	68,116
	Net Assets – 100%	$8,466,169

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

30	NUVEEN

Nuveen Tradewinds Global All-Cap Fund

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.1%

	COMMON STOCKS – 97.1%

	Airlines – 0.9%

927,400	AirAsia Berhad	$667,555

	Auto Components – 1.9%

51,080	Goodyear Tire & Rubber Company	1,464,464

	Automobiles – 1.5%

36,515	General Motors Company	1,151,683

	Banks – 8.6%

50,898	ABN AMRO Group NV	945,744

123,567	Banco Bilbao Vizcaya Argentaria S.A	721,823

53,967	Citigroup Inc.	2,364,294

457,870	Royal Bank of Scotland Group PLC, (2)	1,165,882

426,300	Sumitomo Mitsui Trust Holdings Inc.	1,449,758
	Total Banks	6,647,501

	Biotechnology – 1.1%

10,317	Gilead Sciences, Inc.	819,892

	Capital Markets – 3.3%

186,447	UBS AG	2,569,238

	Chemicals – 1.7%

15,674	Arkema S.A.	1,338,273

	Commercial Services & Supplies – 2.3%

20,643	ISS AS	796,115

304,200	Mitie Group PLC	1,001,250
	Total Commercial Services & Supplies	1,797,365

	Communications Equipment – 1.9%

48,478	Cisco Systems, Inc.	1,480,033

	Consumer Finance – 1.5%

63,809	Ally Financial Inc.	1,151,114

	Diversified Telecommunication Services – 4.8%

28,493	CenturyLink Inc.	895,820

77,523	KT Corporation, Sponsored ADR	1,183,001

16,200	Nippon Telegraph and Telephone Corporation	774,952

51,651	Telenor ASA	862,569
	Total Diversified Telecommunication Services	3,716,342

NUVEEN	31

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Energy Equipment & Services – 0.6%

105,096	Aker Solutions ASA	$438,588

	Food Products – 13.6%

144,736	Adecoagro SA, (2)	1,586,307

150,755	BRF – Brasil Foods S.A, Sponsored ADR	2,514,593

28,093	Bunge Limited	1,849,643

347,265	Greencore Group PLC	1,505,610

63,585	Scandi Standard AB	479,284

10,754	Tyson Foods, Inc., Class A	791,494

2,297,000	WH Group Limited	1,808,964
	Total Food Products	10,535,895

	Health Care Providers & Services – 1.8%

12,159	Aetna Inc.	1,400,838

	Household Durables – 1.3%

99,200	Panasonic Corporation	982,910

	Independent Power & Renewable Electricity Producers – 1.7%

108,830	AES Corporation	1,344,051

	Industrial Conglomerates – 1.1%

33,106	Royal Philips NV	883,489

	Insurance – 8.8%

19,521	Ageas	656,808

41,230	American International Group, Inc.	2,244,561

29,448	Axis Capital Holdings Limited	1,636,720

75,900	MS&AD Insurance Group Holdings, Inc.	2,236,050
	Total Insurance	6,774,139

	Media – 3.0%

28,929	Interpublic Group of Companies, Inc.	667,103

11,706	Publicis Groupe	871,615

47,845	Time Inc.	781,309
	Total Media	2,320,027

	Metals & Mining – 4.3%

61,544	BHP Billiton Limited	912,958

46,543	Newcrest Mining Limited	884,259

4,025	POSCO	813,875

50,312	Silver Standard Resources, Inc., (2)	701,349
	Total Metals & Mining	3,312,441

	Oil, Gas & Consumable Fuels – 6.2%

11,422	Apache Corporation	599,655

22,276	BP PLC, Sponsored ADR	766,294

32	NUVEEN

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

193,827	Gazprom OAO, Sponsored ADR	$788,876

55,961	Royal Dutch Shell PLC, Class B Shares	1,482,713

60,142	YPF Sociedad Anonima, Sponsored ADR, Class D	1,110,823
	Total Oil, Gas & Consumable Fuels	4,748,361

	Pharmaceuticals – 11.4%

24,722	Mylan NV, (2)	1,156,742

12,975	Novartis AG	1,075,003

37,033	Pfizer Inc.	1,366,147

5,814	Roche Holdings AG	1,484,694

20,752	Sanofi	1,766,737

36,243	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,939,001
	Total Pharmaceuticals	8,788,324

	Real Estate Management & Development – 1.3%

157,700	City Developments Limited	1,000,990

	Road & Rail – 1.0%

26,724	CSX Corporation	757,091

	Semiconductors & Semiconductor Equipment – 1.0%

16,910	First Solar Inc., (2)	789,359

	Software – 3.0%

55,938	Oracle Corporation	2,295,696

	Specialty Retail – 1.7%

32,883	DSW Inc., Class A	797,742

123,095	Kingfisher PLC	547,867
	Total Specialty Retail	1,345,609

	Technology Hardware, Storage & Peripherals – 2.6%

11,938	Apple, Inc.	1,244,059

571	Samsung Electronics Company Limited	784,510
	Total Technology Hardware, Storage & Peripherals	2,028,569

	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (3)	24

	Water Utilities – 0.8%

66,283	Companhia de Saneamento Basico do Estado de Sao Paulo, Sponsored ADR, (2)	625,712

	Wireless Telecommunication Services – 2.4%

15,411	China Mobile Limited, Sponsored ADR	956,869

102,500	Turkcell Iletisim Hizmetleri A.S., ADR	884,575
	Total Wireless Telecommunication Services	1,841,444
	Total Long-Term Investments (cost $76,476,745)	75,017,017

NUVEEN	33

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$396	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $395,818, collateralized by $305,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $408,319	0.030%	8/01/16	$395,817
	Total Short-Term Investments (cost $395,817)			395,817
	Total Investments (cost $76,872,562) – 97.6%			75,412,834
	Other Assets Less Liabilities – 2.4%			1,818,905
	Net Assets – 100%			$77,231,739

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

34	NUVEEN

Statement of

Assets and Liabilities	July 31, 2016

	NWQ* International Value	NWQ** Japan	Tradewinds Global All-Cap
Assets
Long-term investments, at value (cost $199,638,845, $7,061,045 and $76,476,745, respectively)	$226,867,753	$8,398,053	$75,017,017
Short-term investments, at value (cost approximates value)	1,202,636	—	395,817
Cash	—	96,909	—
Receivable for:
Dividends	251,052	13,868	139,287
Investments sold	812,947	—	1,985,927
Reclaims	158,709	—	94,748
Reimbursement from Adviser	—	3,209	—
Shares sold	132,634	2,680	13,218
Other assets	96,791	9,600	60,282
Total assets	229,522,522	8,524,319	77,706,296
Liabilities
Payable for:
Investments purchased	12,212	—	11,615
Shares redeemed	819,777	—	252,895
Accrued expenses:
Custodian fees	69,394	21,081	44,477
Management fees	104,756	—	28,036
Professional fees	22,673	18,119	19,169
Shareholder reporting expenses	41,529	15,025	17,456
Shareholder servicing agent fees	62,274	2,694	30,585
Trustees fees	82,876	15	44,234
12b-1 distribution and service fees	20,500	1,202	25,947
Other	393	14	143
Total liabilities	1,236,384	58,150	474,557
Net assets	228,286,138	8,466,169	77,231,739
Class A Shares
Net assets	$30,998,444	$2,596,553	$26,064,696
Shares outstanding	1,395,225	97,508	980,966
Net asset value (“NAV”) per share	$22.22	$26.63	$26.57
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$23.58	$28.25	$28.19
Class C Shares
Net assets	$16,182,413	$752,104	$24,401,529
Shares outstanding	765,735	28,631	928,399
NAV and offering price per share	$21.13	$26.27	$26.28
Class R3 Shares
Net assets	$1,397,972	$—	$382,808
Shares outstanding	62,491	—	14,446
NAV and offering price per share	$22.37	$—	$26.50
Class I Shares
Net assets	$179,707,309	$5,117,512	$26,382,706
Shares outstanding	8,047,090	191,421	992,627
NAV and offering price per share	$22.33	$26.73	$26.58

NUVEEN	35

Statement of Assets and Liabilities (continued)

	NWQ* International Value	NWQ** Japan	Tradewinds Global All-Cap
Net assets consist of:
Capital paid-in	$474,603,749	$7,903,933	$268,056,998
Undistributed (Over-distribution of) net investment income	4,004,801	29,393	482,573
Accumulated net realized gain (loss)	(277,548,399)	(804,329)	(189,841,292)
Net unrealized appreciation (depreciation)	27,225,987	1,337,172	(1,466,540)
Net assets	$228,286,138	$8,466,169	$77,231,739
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

*	On August 1, 2016 (subsequent to the close of this reporting period), NWQ International Value changed its name from Tradewinds International Value.

**	On August 1, 2016 (subsequent to the close of this reporting period), NWQ Japan changed its name from Tradewinds Japan.

See accompanying notes to financial statements.

36	NUVEEN

Statement of

Operations	Year Ended July 31, 2016

	NWQ* International Value	NWQ** Japan	Tradewinds Global All-Cap
Investment Income (net of foreign tax withheld of $843,633, $30,640 and $121,526, respectively)	$8,692,838	$274,959	$2,672,541
Expenses
Management fees	2,102,816	115,456	766,251
12b-1 service fees – Class A Shares	82,232	8,807	70,507
12b-1 distribution and service fees – Class C Shares	182,362	7,173	269,361
12b-1 distribution and service fees – Class R3 Shares	6,380	—	1,928
Shareholder servicing agent fees	287,591	18,648	140,412
Custodian fees	138,117	51,037	72,347
Trustees fees	12,088	574	4,444
Professional fees	60,755	22,943	38,495
Shareholder reporting expenses	82,801	9,371	34,915
Federal and state registration fees	54,517	43,382	51,883
Other	13,582	7,560	9,555
Total expenses before fee waiver/expense reimbursement	3,023,241	284,951	1,460,098
Fee waiver/expense reimbursement	(31,662)	(105,746)	(28,792)
Net expenses	2,991,579	179,205	1,431,306
Net investment income (loss)	5,701,259	95,754	1,241,235
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	6,283,958	(529,665)	594,220
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(35,780,031)	(135,213)	(5,333,492)
Net realized and unrealized gain (loss)	(29,496,073)	(664,878)	(4,739,272)
Net increase (decrease) in net assets from operations	$(23,794,814)	$(569,124)	$(3,498,037)

*	On August 1, 2016 (subsequent to the close of this reporting period), NWQ International Value changed its name from Tradewinds International Value.

**	On August 1, 2016 (subsequent to the close of this reporting period), NWQ Japan changed its name from Tradewinds Japan.

See accompanying notes to financial statements.

NUVEEN	37

Statement of

Changes in Net Assets

	NWQ International Value*		NWQ Japan**
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$5,701,259	$3,082,054	$95,754	$29,547
Net realized gain (loss) from investments and foreign currency	6,283,958	(18,341,070)	(529,665)	192,775
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(35,780,031)	11,458,265	(135,213)	487,852
Net increase (decrease) in net assets from operations	(23,794,814)	(3,800,751)	(569,124)	710,174
Distributions to Shareholders
From net investment income:
Class A Shares	(469,255)	(1,458,326)	(27,549)	(22,358)
Class C Shares	(115,850)	(731,951)	—	(18,861)
Class R3 Shares	(14,657)	(61,417)	—	—
Class I Shares	(3,331,433)	(10,460,378)	(116,840)	(106,539)
Decrease in net assets from distributions to shareholders	(3,931,195)	(12,712,072)	(144,389)	(147,758)
Fund Share Transactions
Proceeds from sale of shares	36,102,158	138,277,339	8,117,298	13,519,803
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,710,458	11,873,879	135,016	85,727
	39,812,616	150,151,218	8,252,314	13,605,530
Cost of shares redeemed	(69,876,235)	(205,912,811)	(14,361,161)	(2,902,966)
Net increase (decrease) in net assets from Fund share transactions	(30,063,619)	(55,761,593)	(6,108,847)	10,702,564
Net increase (decrease) in net assets	(57,789,628)	(72,274,416)	(6,822,360)	11,264,980
Net assets at the beginning of period	286,075,766	358,350,182	15,288,529	4,023,549
Net assets at the end of period	$228,286,138	$286,075,766	$8,466,169	$15,288,529
Undistributed (Over-distribution of) net investment income at the end of period	$4,004,801	$2,268,050	$29,393	$(13,603)

*	On August 1, 2016 (subsequent to the close of this reporting period), NWQ International Value changed its name from Tradewinds International Value.

**	On August 1, 2016 (subsequent to the close of this reporting period), NWQ Japan changed its name from Tradewinds Japan.

See accompanying notes to financial statements.

38	NUVEEN

	Tradewinds Global All-Cap
	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$1,241,235	$715,558
Net realized gain (loss) from investments and foreign currency	594,220	2,559,564
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(5,333,492)	(11,530,326)
Net increase (decrease) in net assets from operations	(3,498,037)	(8,255,204)
Distributions to Shareholders
From net investment income:
Class A Shares	(301,454)	(602,122)
Class C Shares	(73,728)	(231,827)
Class R3 Shares	(3,115)	(4,593)
Class I Shares	(519,287)	(910,309)
Decrease in net assets from distributions to shareholders	(897,584)	(1,748,851)
Fund Share Transactions
Proceeds from sale of shares	5,397,183	21,900,045
Proceeds from shares issued to shareholders due to reinvestment of distributions	804,637	1,484,115
	6,201,820	23,384,160
Cost of shares redeemed	(38,339,489)	(91,504,928)
Net increase (decrease) in net assets from Fund share transactions	(32,137,669)	(68,120,768)
Net increase (decrease) in net assets	(36,533,290)	(78,124,823)
Net assets at the beginning of period	113,765,029	191,889,852
Net assets at the end of period	$77,231,739	$113,765,029
Undistributed (Over-distribution of) net investment income at the end of period	$482,573	$182,215

See accompanying notes to financial statements.

NUVEEN	39

Financial

Highlights

NWQ International Value (formerly known as Tradewinds International Value)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/99)
2016	$24.59	$0.47	$(2.53)	$(2.06)	$(0.31)	$—	$(0.31)	$—		$22.22
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	—		24.59
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	—		25.67
2013	20.27	0.32	2.96	3.28	(0.81)	—	(0.81)	—		22.74
2012	25.63	0.36	(5.30)	(4.94)	(0.42)	—	(0.42)	—	*	20.27
Class C (12/99)
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	—		21.13
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	—		23.39
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	—		24.40
2013	19.27	0.15	2.83	2.98	(0.62)	—	(0.62)	—		21.63
2012	24.35	0.18	(5.04)	(4.86)	(0.22)	—	(0.22)	—	*	19.27
Class R3 (8/08)
2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	—		22.37
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	—		24.76
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	—		25.84
2013	20.41	0.29	2.97	3.26	(0.77)	—	(0.77)	—		22.90
2012	25.81	0.35	(5.39)	(5.04)	(0.36)	—	(0.36)	—	*	20.41
Class I (12/99)
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	—		22.33
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	—		24.72
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	—		25.82
2013	20.38	0.36	3.00	3.36	(0.87)	—	(0.87)	—		22.87
2012	25.78	0.43	(5.34)	(4.91)	(0.49)	—	(0.49)	—	*	20.38

40	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(8.38)%	$30,998	1.34%	2.10%	1.33%	2.11%	20%
(0.20)	37,581	1.35	0.81	N/A	N/A	30
15.35	151,078	1.42	2.01	N/A	N/A	24
16.56	169,858	1.39	1.49	N/A	N/A	31
(19.38)	237,548	1.35	1.60	N/A	N/A	26

(9.11)	16,182	2.09	1.32	2.08	1.33	20
(0.95)	22,173	2.11	0.12	N/A	N/A	30
14.49	27,876	2.16	1.23	N/A	N/A	24
15.75	31,437	2.14	0.72	N/A	N/A	31
(20.03)	45,932	2.10	0.87	N/A	N/A	26

(8.63)	1,398	1.59	1.85	1.58	1.86	20
(0.44)	1,352	1.61	0.59	N/A	N/A	30
15.04	1,888	1.67	1.71	N/A	N/A	24
16.29	3,204	1.64	1.34	N/A	N/A	31
(19.62)	3,319	1.62	1.58	N/A	N/A	26

(8.17)	179,707	1.09	2.37	1.08	2.38	20
0.02	224,970	1.11	1.12	N/A	N/A	30
15.63	177,508	1.16	2.27	N/A	N/A	24
16.89	169,589	1.14	1.67	N/A	N/A	31
(19.18)	356,908	1.10	1.93	N/A	N/A	26

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	41

Financial Highlights (continued)

NWQ Japan (formerly known as Tradewinds Japan)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/08)
2016	$26.86	$0.16	$(0.22)	$(0.06)	$(0.17)	$—	$(0.17)	$—		$26.63
2015	25.75	0.08	2.19	2.27	(1.16)	—	(1.16)	—		26.86
2014	23.06	0.17	3.28	3.45	(0.76)	—	(0.76)	—		25.75
2013	19.66	0.19	3.21	3.40	—	—	—	—		23.06
2012	23.39	0.22	(3.45)	(3.23)	(0.46)	(0.04)	(0.50)	—	*	19.66
Class C (12/08)
2016	26.52	(0.03)	(0.22)	(0.25)	—	—	—	—		26.27
2015	25.41	(0.10)	2.17	2.07	(0.96)	—	(0.96)	—		26.52
2014	22.77	(0.06)	3.28	3.22	(0.58)	—	(0.58)	—		25.41
2013	19.57	0.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	0.05	(3.41)	(3.36)	(0.30)	(0.04)	(0.34)	—	*	19.57
Class I (12/08)
2016	26.97	0.21	(0.21)	—	(0.24)	—	(0.24)	—		26.73
2015	25.85	0.16	2.18	2.34	(1.22)	—	(1.22)	—		26.97
2014	23.16	0.19	3.32	3.51	(0.82)	—	(0.82)	—		25.85
2013	19.70	0.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	0.19	(3.36)	(3.17)	(0.52)	(0.04)	(0.56)	—	*	19.70

42	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(0.19)%	$2,597	2.32%	(0.21)%	1.47%	0.64%	33%
9.67	3,450	3.29	(1.49)	1.46	0.34	39
15.16	930	3.46	(1.29)	1.47	0.69	33
17.29	1,058	4.61	(2.25)	1.47	0.89	85
(13.83)	687	2.47	0.08	1.48	1.08	33

(0.94)	752	3.09	(0.99)	2.22	(0.13)	33
8.86	704	4.67	(2.88)	2.21	(0.42)	39
14.28	499	4.15	(2.19)	2.22	(0.25)	33
16.35	405	5.06	(2.65)	2.22	0.19	85
(14.49)	332	3.09	(0.64)	2.23	0.22	33

0.02	5,118	1.98	0.05	1.22	0.81	33
9.99	11,134	3.12	(1.29)	1.21	0.62	39
15.38	2,594	3.19	(1.19)	1.22	0.78	33
17.56	2,926	4.13	(1.58)	1.22	1.33	85
(13.57)	3,647	2.13	— **	1.23	0.91	33

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	43

Financial Highlights (continued)

Tradewinds Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (03/06)
2016	$27.18	$0.37	$(0.71)	$(0.34)	$(0.27)	$—	$(0.27)	$—		$26.57
2015	28.74	0.16	(1.35)	(1.19)	(0.37)	—	(0.37)	—		27.18
2014	24.63	0.22	4.16	4.38	(0.27)	—	(0.27)	—		28.74
2013	22.22	0.18	2.47	2.65	(0.24)	—	(0.24)	—		24.63
2012	29.84	0.29	(5.96)	(5.67)	(0.28)	(1.67)	(1.95)	—	*	22.22
Class C (03/06)
2016	26.87	0.18	(0.70)	(0.52)	(0.07)	—	(0.07)	—		26.28
2015	28.41	(0.03)	(1.35)	(1.38)	(0.16)	—	(0.16)	—		26.87
2014	24.36	0.01	4.12	4.13	(0.08)	—	(0.08)	—		28.41
2013	21.97	0.02	2.43	2.45	(0.06)	—	(0.06)	—		24.36
2012	29.51	0.14	(5.95)	(5.81)	(0.06)	(1.67)	(1.73)	—	*	21.97
Class R3 (03/09)
2016	27.10	0.32	(0.72)	(0.40)	(0.20)	—	(0.20)	—		26.50
2015	28.65	0.10	(1.35)	(1.25)	(0.30)	—	(0.30)	—		27.10
2014	24.56	0.16	4.14	4.30	(0.21)	—	(0.21)	—		28.65
2013	22.15	0.16	2.43	2.59	(0.18)	—	(0.18)	—		24.56
2012	29.75	0.30	(6.03)	(5.73)	(0.20)	(1.67)	(1.87)	—	*	22.15
Class I (03/06)
2016	27.19	0.43	(0.71)	(0.28)	(0.33)	—	(0.33)	—		26.58
2015	28.75	0.24	(1.36)	(1.12)	(0.44)	—	(0.44)	—		27.19
2014	24.63	0.26	4.20	4.46	(0.34)	—	(0.34)	—		28.75
2013	22.22	0.25	2.46	2.71	(0.30)	—	(0.30)	—		24.63
2012	29.86	0.35	(5.97)	(5.62)	(0.35)	(1.67)	(2.02)	—	*	22.22

44	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Invesment Income (Loss)	Portfolio Turnover Rate(e)

(1.20)%	$26,065	1.47%	1.46%	1.43%	1.49%	36%
(4.12)	34,170	1.47	0.60	1.47	0.60	54
17.86	66,861	1.37	0.80	1.37	0.80	49
11.99	90,684	1.44	0.77	1.44	0.77	52
(19.56)	217,152	1.29	1.10	1.29	1.10	53

(1.93)	24,402	2.22	0.68	2.18	0.72	36
(4.86)	33,407	2.22	(0.12)	2.22	(0.12)	54
16.99	48,018	2.12	0.04	2.12	0.04	49
11.18	64,478	2.18	0.07	2.18	0.07	52
(20.20)	128,311	2.06	0.53	2.06	0.53	53

(1.43)	383	1.72	1.23	1.68	1.26	36
(4.35)	430	1.72	0.37	1.72	0.37	54
17.55	459	1.61	0.61	1.61	0.61	49
11.74	462	1.68	0.66	1.68	0.66	52
(19.79)	603	1.58	1.19	1.58	1.19	53

(0.94)	26,383	1.22	1.68	1.19	1.71	36
(3.87)	45,758	1.22	0.87	1.22	0.87	54
18.17	76,551	1.12	0.97	1.12	0.97	49
12.22	127,188	1.19	1.05	1.19	1.05	52
(19.35)	239,289	1.03	1.32	1.03	1.32	53

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. For the period July 31, 2012 through July 31, 2015, the Adviser did not reimburse the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	45

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), Nuveen NWQ Japan Fund (“NWQ Japan”), and Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is July 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2016 (the “current fiscal period”).

On August 1, 2016 (subsequent to the close of this reporting period), NWQ International Value changed its name from Nuveen Tradewinds International Value Fund and NWQ Japan changed its name from Nuveen Tradewinds Japan Fund.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (“Tradewinds”) an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Funds.

Effective August 1, 2016 (subsequent to the close of this reporting period), the Adviser entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), under which NWQ will manage the investment portfolios of the Funds and the Funds’ sub-advisory agreements with Tradewinds were terminated.

Investment Objectives

Each Fund’s investment objective is to seek long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In May 2016 the Nuveen funds’ Board of Trustees approved the reorganizations of three Funds, two of them open-end funds – Nuveen Tradewinds Value Opportunities Fund and Tradewinds Global All-Cap – and the closed-end Nuveen Global Equity Income Fund (NYSE: JGV) (each an “Acquired Fund” and together the “Acquired Funds”) into Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust which is advised by the Adviser and NWQ. In order for the reorganization to occur for an Acquired Fund, it must be approved by the shareholders of that Fund. There is no requirement for a given reorganization to occur that shareholders of the other Acquired Funds approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one or two of the Acquired Funds.

For each Acquired Fund, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund shareholders will receive shares of the Acquiring Fund of equal value immediately prior to the closing of the reorganization. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund.

A special meeting of the shareholders of Nuveen Global Equity Income Fund (“JGV”) for the purpose of voting on its proposed reorganization was held on September 16, 2016 (subsequent to the close of this reporting period) at which time shareholders approved the proposed reorganization. A joint special meeting of shareholders of the two open-end funds for the purpose of voting on each Fund’s respective reorganization is scheduled to be held on October 6, 2016. It is currently anticipated that the consummation of the closing of the reorganization of JGV into the Acquiring Fund would occur first, prior to the opening of the market on October 17, 2016, and that the reorganization of one or both of the open-end Acquired Funds (if approved by their respective shareholders) would occur thereafter. Further information regarding the proposed reorganizations of the open-end Acquired Funds is contained in proxy materials sent to shareholders of those Funds in early September 2016.

Each open-end Acquired Fund will continue sales and redemptions of its shares as described in the fund’s prospectus until shortly before the consummation of its reorganization. However, holders of shares purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special shareholder meeting.

46	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

NUVEEN	47

Notes to Financial Statements (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

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Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ International Value	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$226,867,753	$—	$—		$226,867,753
Short-Term Investments:
Repurchase Agreements	—	1,202,636	—		1,202,636
Total	$226,867,753	$1,202,636	$—		$228,070,389

NWQ Japan
Long-Term Investments*:
Common Stocks	$8,398,053	$—	$—		$8,398,053

Tradewinds Global All-Cap
Long-Term Investments*:
Common Stocks	$75,016,993	$—	$24	**	$75,017,017
Short-Term Investments:
Repurchase Agreements	—	395,817	—		395,817
Total	$75,016,993	$395,817	$24		$75,412,834
*	Refer to the Fund’s Portfolio of Investments for industry classification.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfer Out)	Transfer In	(Transfer Out)	Transfer In	(Transfer Out)
Tradewinds Global All-Cap
Common Stocks	$1,808,961	$—	$—	$(1,808,961)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

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Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ International Value	Value	% of Net Assets
Country:
Japan	$56,925,307	24.9%
Netherlands	24,397,105	10.7
United Kingdom	19,793,664	8.7
France	19,127,697	8.4
Germany	12,520,145	5.5
South Korea	12,012,804	5.3
Canada	10,304,107	4.5
Belgium	9,472,138	4.1
Switzerland	8,404,039	3.7
Other	41,409,381	18.1
Total non-U.S. securities	$214,366,387	93.9%

Tradewinds Global All-Cap
Country:
Japan	$5,443,670	7.1%
Switzerland	5,128,936	6.6
France	3,976,625	5.2
United Kingdom	3,481,293	4.5
Netherlands	3,311,946	4.3
Brazil	3,140,305	4.1
South Korea	2,781,386	3.6
Israel	1,939,001	2.5
Hong Kong	1,808,964	2.3
Australia	1,797,216	2.3
Other	13,158,165	17.0
Total non-U.S. securities	$45,967,507	59.5%

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The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value	Fixed Income Clearing Corporation	$1,202,636	$(1,202,636)	$—
Tradewinds Global All-Cap	Fixed Income Clearing Corporation	395,817	(395,817)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

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Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/16		Year Ended 7/31/15
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	253,721	$5,665,765	250,044	$6,017,642
Class C	32,205	686,208	40,967	937,806
Class R3	26,617	587,536	20,743	495,632
Class I	1,318,041	29,162,649	5,110,343	130,826,259
Shares issued to shareholders due to reinvestment of distributions:
Class A	17,674	398,190	55,587	1,235,135
Class C	3,997	86,019	25,435	539,723
Class R3	431	9,802	2,042	45,757
Class I	142,257	3,216,447	450,616	10,053,264
	1,794,943	39,812,616	5,955,777	150,151,218
Shares redeemed:
Class A	(404,427)	(8,918,931)	(4,662,949)	(119,938,393)
Class C	(218,621)	(4,619,890)	(260,838)	(5,905,751)
Class R3	(19,146)	(423,100)	(41,262)	(975,342)
Class I	(2,513,986)	(55,914,314)	(3,336,156)	(79,093,325)
	(3,156,180)	(69,876,235)	(8,301,205)	(205,912,811)
Net increase (decrease)	(1,361,237)	$(30,063,619)	(2,345,428)	$(55,761,593)

	Year Ended 7/31/16		Year Ended 7/31/15
NWQ Japan	Shares	Amount	Shares	Amount
Shares sold:
Class A	99,942	$2,576,568	141,838	$3,617,216
Class C	18,515	459,925	8,065	200,341
Class I	198,220	5,080,805	373,515	9,702,246
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,059	27,549	995	22,358
Class C	—	—	748	16,674
Class I	4,121	107,467	2,071	46,695
	321,857	8,252,314	527,232	13,605,530
Shares redeemed:
Class A	(131,910)	(3,330,294)	(50,549)	(1,241,998)
Class C	(16,439)	(405,895)	(1,893)	(44,279)
Class I	(423,829)	(10,624,972)	(63,023)	(1,616,689)
	(572,178)	(14,361,161)	(115,465)	(2,902,966)
Net increase (decrease)	(250,321)	$(6,108,847)	411,767	$10,702,564

	Year Ended 7/31/16		Year Ended 7/31/15
Tradewinds Global All-Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	58,697	$1,443,211	106,973	$2,917,495
Class C	13,045	326,282	51,312	1,406,575
Class R3	2,903	72,918	4,777	130,060
Class I	143,690	3,554,772	610,733	17,445,915
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,705	265,918	19,959	529,510
Class C	2,587	63,849	7,545	198,741
Class R3	123	3,052	173	4,593
Class I	19,018	471,818	28,350	751,271
	250,768	6,201,820	829,822	23,384,160
Shares redeemed:
Class A	(345,730)	(8,696,927)	(1,196,262)	(33,213,231)
Class C	(330,423)	(8,168,366)	(506,059)	(13,575,853)
Class R3	(4,451)	(111,088)	(5,112)	(136,123)
Class I	(853,027)	(21,363,108)	(1,618,407)	(44,579,721)
	(1,533,631)	(38,339,489)	(3,325,840)	(91,504,928)
Net increase (decrease)	(1,282,863)	$(32,137,669)	(2,496,018)	$(68,120,768)

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5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Purchases	$49,254,341	$4,228,965	$32,751,304
Sales	74,411,457	9,946,382	64,762,975

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain Funds have filed for additional reclaims related to foreign taxes withheld in prior years, based on interpretations of European Union tax principles. Generally, to the extent a Fund reasonably determines that such additional tax reclaims are collectible and free from significant contingencies, the amounts are reflected as Dividends in the Statements of Operations. When such reclaims are received, the amounts received will reduce the amount of current year foreign tax credits passed through to shareholders consistent with guidance from the Internal Revenue Service.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Cost of investments	$209,870,557	$7,520,068	$77,094,699
Gross unrealized:
Appreciation	$49,426,883	$1,483,790	$9,937,751
Depreciation	(31,227,051)	(605,805)	(11,619,616)
Net unrealized appreciation (depreciation) of investments	$18,199,832	$877,985	$(1,681,865)

Permanent differences, primarily due to federal taxes paid, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2016, the Funds’ tax year end, as follows:

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Capital paid-in	$—	$—	$(55,932)
Undistributed (Over-distribution of) net investment income	(33,313)	91,631	(43,293)
Accumulated net realized gain (loss)	33,313	(91,631)	99,225

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds’ tax year end, were as follows:

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Undistributed net ordinary income[1]	$4,154,389	$124,266	$482,573
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	53

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended July 31, 2016 and July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Distributions from net ordinary income[1]	$3,931,195	$144,389	$897,584
Distributions from net long-term capital gains	—	—	—

2015	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Distributions from net ordinary income[1]	$12,712,072	$147,758	$1,748,851
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Expiration:
July 31, 2018	$54,060,130	$—	$—
Not subject to expiration	214,608,781	440,179	189,619,155
Total	$268,668,911	$440,179	$189,619,155

During the Funds’ tax year ended July 31, 2016, the following Funds utilized capital loss carryforwards as follows:

	NWQ International Value	Tradewinds Global All-Cap
Utilized capital loss carryforwards	$3,374,417	$755,960

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Tradewinds is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	NWQ International Value			Tradewinds Global All-Cap
Average Daily Net Assets	For the period August 1, 2015 through June 29, 2016	Effective June 30, 2016	NWQ Japan	For the period August 1, 2015 through May 31, 2016	Effective June 1, 2016
For the first $125 million	0.6900%	0.5500%	0.7000%	0.6900%	0.5500%
For the next $125 million	0.6775	0.5375	0.6875	0.6775	0.5375
For the next $250 million	0.6650	0.5250	0.6750	0.6650	0.5250
For the next $500 million	0.6525	0.5125	0.6625	0.6525	0.5125
For the next $1 billion	0.6400	0.5000	0.6500	0.6400	0.5000
For net assets over $2 billion	0.6150	0.4750	0.6250	0.6150	0.4750

54	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determinal amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2016, the complex-level fee for each Fund was 0.1610%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ International Value	0.94	%*	November 30, 2017	N/A
NWQ Japan	1.25		November 30, 2017	1.50%
Tradewinds Global All-Cap	0.99	**	November 30, 2017	1.55
*	Effective June 30, 2016.
**	Effective June 1, 2016.
N/A	- Not applicable.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Sales charges collected (Unaudited)	$26,459	$25,133	$5,300
Paid to financial intermediaries (Unaudited)	24,551	22,116	4,642

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
Commission advances (Unaudited)	$16,438	$4,599	$1,944

NUVEEN	55

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
12b-1 fees retained (Unaudited)	$5,938	$3,749	$3,516

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Tradewinds International Value	NWQ Japan	Tradewinds Global All-Cap
CDSC retained (Unaudited)	$800	$811	$472

As of the end of the reporting period, Nuveen owned shares of the following Fund:

NWQ Japan
Class A Shares	$—
Class C Shares	2,277
Class R3 Shares	—
Class I Shares	43,098

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Trust and Fund Information

As mentioned in Note 1 – General Information and Significant Accounting Policies, Trust and Fund Information, NWQ International Value changed its name from Nuveen Tradewinds International Value Fund and NWQ Japan changed its name from Nuveen Tradewinds Japan Fund, effective August 1, 2016.

Investment Adviser

As previously noted in Note 1 – General Information and Significant Accounting Policies, Investment Adviser, effective August 1, 2016, the Adviser entered into sub-advisory agreements with NWQ, an affiliate of Nuveen, under which NWQ will manage the investment portfolio of the Funds, and the sub-advisory agreements with Tradewinds were terminated.

56	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

NWQ Investment Management Company, LLC (effective August 1, 2016)

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen NWQ International Value Fund and Nuveen Tradewinds Global All-Cap Fund paid qualifying foreign taxes of $366,279 and $83,694, respectively, and earned $7,334,284 and $1,712,361 of foreign source income, respectively, during the fiscal year ended July 31, 2016. Pursuant to Section 853 of the Internal Revenue Code, Nuveen NWQ International Value Fund and Nuveen Tradewinds Global All-Cap Fund hereby designate $0.04 and $0.03 per share as foreign taxes paid, respectively, and $0.71 and $0.59 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2016. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	NWQ International Value	NWQ Japan	Tradewinds Global All-Cap
% QDI	100%	100%	100%
% DRD	2%	0%	87%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	57

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tokyo Stock Exchange Tokyo Price Index (TOPIX): The TOPIX is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

58	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (each an “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreements. Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the applicable sub-advisory agreement on behalf of the respective Fund and votes to determine whether the respective Investment Management Agreement and sub-advisory agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Investment Management Agreement for the Funds.

In addition, during the course of the year, the Adviser discussed several proposals with the Board in connection with an internal reorganization, including the wind down of Tradewinds Global Investors, LLC (“Tradewinds”), the sub-adviser to the Funds prior to August 1, 2016, and the transfer of a number of Tradewinds’ existing equity mandates to NWQ Investment Management Company, LLC (“NWQ” or the “Sub-Adviser”). With respect to the Nuveen NWQ Japan Fund (the “Japan Fund”) and Nuveen NWQ International Value Fund (the “International Value Fund”), the Adviser proposed the transfer of the sub-advisory agreements with Tradewinds to NWQ on behalf of such Funds. Tradewinds and NWQ are affiliates of the Adviser and are subsidiaries of Nuveen Investments, Inc. Certain personnel, including such Funds’ portfolio manager, would also transfer to NWQ and continue to manage such Funds. Accordingly, at the May Meeting, the Board approved the transfer of the sub-advisory agreements between the Adviser and Tradewinds on behalf of each of the foregoing Funds to NWQ (each a “Sub-Advisory Agreement”) and the continuation of such Sub-Advisory Agreements with NWQ for an additional one-year period.

With respect to Nuveen Tradewinds Global All-Cap Fund (the “All-Cap Fund”), the Board approved a reorganization (the “Reorganization”) of the All-Cap Fund into Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”). As explained in further detail below, the Board also approved the appointment of NWQ as sub-adviser to the All-Cap Fund replacing Tradewinds on an interim basis pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) and in the event the Reorganization is not approved by the shareholders of the All-Cap Fund or is not consummated prior to the termination of the Interim Sub-Advisory Agreement, the Board also approved the longer term appointment of NWQ as sub-adviser to the All-Cap Fund pursuant to a new sub-advisory agreement between the Adviser and NWQ on behalf of the All-Cap Fund (the “New Sub-Advisory Agreement”).

The discussion of the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement with NWQ on behalf of each Fund other than the All-Cap Fund is set forth in Part I below. The discussion of the approval by the Board of the All-Cap Fund of the Investment Management Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement on behalf of such Fund is set forth in Part II below.

I.

Nuveen NWQ International Value Fund

Nuveen NWQ Japan Fund

I. The Approval Process for the International Value Fund and Japan Fund

As noted above, the Board of the Funds, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and sub-adviser to the Funds and determining whether to continue the Funds’ advisory and sub-advisory agreements. In connection with an internal reorganization which included the wind down of Tradewinds, the Adviser recommended the transfer of the sub-advisory agreements with Tradewinds on behalf of the International Value Fund and Japan Fund to NWQ effective August 1, 2016.

At the May Meeting, the Board, including a majority of the Independent Board Members, approved the renewal of the Investment Management Agreement with the Adviser for an additional one-year period, the assignment and assumption of the Sub-Advisory Agreements with Tradewinds to NWQ and the continuation of such Sub-Advisory Agreements with NWQ for an additional one-year period on behalf of the International Value Fund and Japan Fund. Each Sub-Advisory Agreement on behalf of a Fund together with the respective Investment Management Agreement are the “Advisory Agreements,” and the Adviser and NWQ are each a “Fund Adviser” for purposes of this Part I. The Board’s considerations with respect to the renewal of the Advisory Agreements on behalf of the Funds are set forth below.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Nuveen funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk

NUVEEN	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee, which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with each sub-adviser to the Nuveen funds and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of such agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the advisory agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the sub-adviser; a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the sub-advisers to the Nuveen funds, including Tradewinds and NWQ, examining, among other things, the respective team’s assets under management, investment performance, investment approach, and the stability and structure of its organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Funds’ Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Investment Management Agreements and assign to and renew the Sub-Advisory Agreements with NWQ, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

1. Approval of Advisory Agreements with the Fund Advisers

A.    Nature, Extent and Quality of Services

In evaluating the renewal of the Investment Management Agreements and approval of the Sub-Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the Adviser’s services provided to the Funds and the initiatives undertaken during the past year by the Adviser and the services expected to be provided by the Sub-Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the

60	NUVEEN

breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including a reduction in the contractual management fee and a new temporary expense cap for the International Value Fund.

As noted, the Adviser also oversees the sub-adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the sub-adviser and managing the sub-advisory relationship. With respect to the transfer of the Sub-Advisory Agreements with Tradewinds to NWQ on behalf of the Funds, the Board recognized that the portfolio manager of the Funds and certain research analysts and other support staff also would transfer from Tradewinds to NWQ, and therefore the portfolio manager would continue to manage each Fund’s portfolio following the transition. Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

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In considering the performance of the Funds, although NWQ would become the Sub-Adviser to the Funds, the Board recognized that NWQ and Tradewinds were both affiliates of the Adviser and that the Funds’ portfolio manager would become an employee of NWQ and would continue to act as the Funds’ portfolio manager.

With respect to the International Value Fund, the Board noted that although the Fund ranked in fourth quartile of its Performance Peer Group in the five-year period, the Fund ranked in the first quartile in the one-year period and second quartile in the three-year period. The Board noted that the Fund also underperformed its benchmark in the three- and five-year periods but outperformed its benchmark with respect to the one-year period. The Board determined that the Fund’s performance had been satisfactory.

With respect to the Japan Fund, the Board noted the Fund’s performance ranked in its Performance Peer Group in the first quartile for the one- and three-year periods and second quartile in the five-year period. The Board further noted that although the Fund slightly underperformed its benchmark in the five-year period, such Fund outperformed its benchmark in the one- and three-year periods. The Board determined the Fund’s performance had been generally favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board also considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to a reduction in the contractual management fee and a new temporary expense cap for the International Value Fund. The Adviser also agreed to an extension of the temporary expense cap for the Japan Fund which is in addition to a permanent expense cap.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

In its review, the Board noted that the International Value Fund had a net management fee in line with its peer average and net expense ratio below its peer average. The Board further noted that the Japan Fund had a net management fee and net expense ratio below the peer average. The Board also noted that the Japan Fund did not pay a management fee after fee waivers and expense reimbursements for the last fiscal year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

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The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including NWQ, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the sub-adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser and/or affiliates, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that Tradewinds and NWQ are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to NWQ, although NWQ would be a new Sub-Adviser to the Funds, the Independent Board Members considered the profitability of NWQ from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Nuveen funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Nuveen funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

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D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component generally declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members also reviewed the breakpoint and complex-wide schedules and any material savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the Nuveen funds. In this regard, the Independent Board Members noted that additional economies of scale would also be shared with shareholders of each Fund through its respective expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the sub-adviser and that NWQ (the new successor Sub-Adviser to Tradewinds) may benefit from research received through soft-dollar arrangements. Although the Board recognized NWQ may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Investment Management Agreement be renewed and, for each Fund, that the Sub-Advisory Agreement with Tradewinds be transferred to NWQ and renewed with NWQ.

II. The Approval Process for the All-Cap Fund

As noted above, the Board of the All-Cap Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and sub-adviser to the All-Cap Fund and determining whether to continue the All-Cap Fund’s advisory and sub-advisory agreements. During the course of the year, the Adviser discussed several proposals with the Board in connection with an internal reorganization, including a wind down of Tradewinds and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In connection with the foregoing, the Adviser recommended, among other things, the following proposals with respect to the All-Cap Fund (the “Restructuring Proposals”):

(a) the termination of Tradewinds as sub-adviser to the All-Cap Fund effective August 1, 2016;

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(b) the appointment of NWQ as sub-adviser to the All-Cap Fund as of August 1, 2016 pursuant to an interim agreement; and

(c) the proposed reorganization of the All-Cap Fund into the Nuveen NWQ Global Equity Income Fund (the “Reorganization”).

Accordingly, at the May Meeting, the Board, including a majority of the Independent Board Members, approved the renewal of the Investment Management Agreement with the Adviser on behalf of the All-Cap Fund for an additional one-year period.

The Board also approved the Restructuring Proposals. In connection with the Restructuring Proposals, the Board, as noted above, also approved NWQ as sub-adviser to the All-Cap Fund on an interim basis pursuant to the Interim Sub-Advisory Agreement. The Board further approved a longer term appointment of NWQ as sub-adviser for the All-Cap Fund in case the Reorganization is not approved by the shareholders or does not occur prior to the expiration of the Interim Sub-Advisory Agreement with the approval of the New Sub-Advisory Agreement.

The Board’s considerations with respect to the renewal of the Investment Management Agreement with the Adviser on behalf of the All-Cap Fund are set forth below followed by the approval of the New Sub-Advisory Agreement with NWQ and the Interim Sub-Advisory Agreement on behalf of the All-Cap Fund. The Investment Management Agreement, New Sub-Advisory Agreement and Interim Sub-Advisory Agreement on behalf of the All-Cap Fund are collectively, the “Advisory Agreements” for purposes of this Part II.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Nuveen funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee, which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the All-Cap Fund. The Board also seeks to meet with each sub-adviser to the Nuveen funds and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of such agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the advisory agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser; a review of fund performance with a detailed focus on performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the All-Cap Fund, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Adviser, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the All-Cap Fund’s investment performance and consider an analysis by the Adviser of the sub-advisers to the Nuveen funds, including Tradewinds and NWQ, examining, among other things, the teams’ assets under management, investment performance, investment approach, and the stability and structure of the respective sub-adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the All-Cap Fund’s Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the investment advisory agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Investment Management Agreement and approve the New Sub-Advisory Agreement, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements.

1. Approval of Investment Management Agreement with the Adviser

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Investment Management Agreement, the Independent Board Members received and considered information regarding the nature, extent and quality of the Adviser’s services provided to the All-Cap Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the All-Cap Fund, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and

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helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain a fund’s compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the sub-adviser who primarily provides the portfolio advisory services to the All-Cap Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the sub-adviser and managing the sub-advisory relationship, including the development of the Restructuring Proposals of the All-Cap Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the All-Cap Fund under the Investment Management Agreement were satisfactory.

B. The Investment Performance of the All-Cap Fund and Adviser

The Board considered the long-term and short-term performance history of the All-Cap Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the All-Cap Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized benchmark for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board leading to different performance results.

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•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

With respect to the All-Cap Fund, the Board noted that the Fund’s performance ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods and the third quartile for the one-year period. The Board further noted that the Fund underperformed its benchmark in the one-, three- and five-year periods. The Board recognized that the Fund had experienced challenged performance over various periods; however, the Board was satisfied with the steps being taken to address performance issues, including the approval of the Restructuring Proposals for the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the All-Cap Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the All-Cap Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. As noted above, the Board also considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds, including a reduction in the contractual management fee and a new temporary expense cap for the All-Cap Fund. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such Nuveen funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of its peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

In its review, the Board noted that the All-Cap Fund had a net management fee and net expense ratio slightly higher than that of the peer average. The Board, however, noted that the Adviser agreed to reduce the contractual management fee and adopted a new temporary expense cap for the Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the All-Cap Fund’s management fees to the Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the Adviser and/or affiliated sub-advisers. For the Adviser and/or affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board reviewed information regarding the different types of services provided to the All-Cap Fund compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that since the All-Cap Fund had a sub-adviser, the Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the sub-adviser. The Board noted that many of the administrative services provided to support the All-Cap Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Adviser and/or affiliates, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the All-Cap Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the All-Cap Fund are paid by the Adviser, however, the Board recognized that Tradewinds and NWQ are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser or its affiliates by the Nuveen funds as well as indirect benefits (such as soft dollar arrangements), if any, the Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a fund. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Nuveen funds.

68	NUVEEN

Based on their review, the Independent Board Members determined that the Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from expense caps, fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the All-Cap Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the All-Cap Fund’s portfolio transactions are allocated by the sub-adviser and that Tradewinds and NWQ (the proposed successor sub-adviser to Tradewinds), each an affiliate of the Adviser, may benefit from research received through soft-dollar arrangements when serving as sub-adviser to the All-Cap Fund. Although the Board recognized NWQ and Tradewinds may benefit from a soft dollar arrangement as they do not have to pay for this research out of their own assets, the Board also recognized that the research may benefit the All-Cap Fund to the extent it enhances the ability of a sub-adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser or its affiliates as a result of the Adviser’s relationship with the All-Cap Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of the Investment Management Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the All-Cap Fund and that the Investment Management Agreement be renewed.

2. Approval of the New Sub-Advisory Agreement with NWQ

The Board of the All-Cap Fund is responsible for overseeing the performance of the investment advisers to the Fund and determining whether to approve the fund’s advisory arrangements, including sub-advisory arrangements. Tradewinds has served as the sub-adviser to the All-Cap Fund. During the course of the year, the Adviser discussed several proposals with the Board in connection with an internal reorganization, including the wind down of the operations of Tradewinds and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In light of the foregoing, the Adviser considered various options relating to the All-Cap Fund. In this regard, the Adviser recommended, and the Board approved,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Reorganization of the All-Cap Fund (the “Target Fund”) into the Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”). The Adviser also recommended, and the Board approved, the Interim Sub-Advisory Agreement for the Target Fund pursuant to which NWQ serves as the new sub-adviser for the Target Fund replacing Tradewinds, effective August 1, 2016 for a maximum of 150 days after its effective date. In the event the Reorganization with respect to the Target Fund is not approved by the shareholders of the Target Fund, or is not consummated prior to the termination of the Target Fund’s Interim Sub-Advisory Agreement, the Adviser also recommended, and the Board approved, the longer term appointment of NWQ as the sub-adviser to the Target Fund pursuant to the New Sub-Advisory Agreement for the Target Fund.

During the course of various meetings, the Adviser made various presentations, and the Board received a variety of materials, relating to the proposed Reorganization of the Target Fund, including, among other things: a comparison of the investment mandates of the Acquiring Fund and the Target Fund; a comparison of the historic performance of the Acquiring Fund (Class A) and the Target Fund (Class A); a comparison of fees and expenses of the Acquiring Fund and the Target Fund; and potential alternatives to the proposed Reorganization. In addition to the foregoing materials, the Board completed its annual review of advisory agreements on behalf of the Target Fund at the May Meeting of the Board and received extensive information regarding NWQ and the Target Fund prepared for such review. The Board considered, among other things:

•	the nature, extent and quality of services expected to be provided by NWQ;

•	the organization of NWQ, including the responsibilities of key investment personnel;

•	the expertise, background and investment approach of NWQ;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments and its affiliates (including NWQ) for their advisory activities;

•	the proposed sub-advisory fee of NWQ;

•	the expenses of the Target Fund, including comparisons of the Target Fund’s expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of NWQ.

At the May Meeting and prior meetings, the Adviser made presentations to and responded to questions from the Board. During these meetings, the Independent Board Members met privately with their legal counsel to, among other things, review the duties of the Board under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Sub-Advisory Agreement. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Target Fund, including among other things: (1) the nature, extent and quality of the services to be provided by NWQ; (2) investment performance, as described below; (3) the sub-advisory fees and the profitability of NWQ; (4) the extent of any anticipated economies of scale; (5) any benefits expected to be derived by NWQ from its relationship with the Target Fund; and (6) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the New Sub-Advisory Agreement, the Independent Board Members considered the nature, extent and quality of services expected to be provided to the Target Fund by NWQ, including the portfolio management services. As NWQ already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NWQ’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently sub-advised by NWQ, the Independent Board Members also have relied upon their knowledge from their meetings and any other interactions throughout the year with respect to NWQ in evaluating the New Sub-Advisory Agreement.

At the May Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, NWQ’s organization and business, the types of services that NWQ provides to the Nuveen funds and is expected to provide to the Target Fund; the experience of NWQ with equity strategies; the historic performance of the funds sub-advised by NWQ; and NWQ’s investment team and its investment approach. In evaluating the services of NWQ, the Independent Board Members noted that, as sub-adviser, NWQ would essentially be providing portfolio management services only, and NWQ was not expected to supply significant administrative services to the Target Fund. The types of sub-advisory services to be provided by NWQ to the Target Fund under the New Sub-Advisory Agreement will be identical to those sub-advisory services provided by Tradewinds to the Target Fund under its sub-advisory agreement (the “Tradewinds Sub-Advisory Agreement”).

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Target Fund under the New Sub-Advisory Agreement were satisfactory and supported approval of the New Sub-Advisory Agreement.

70	NUVEEN

B. Investment Performance

The Board noted that there is no performance record for the Target Fund with NWQ as the sub-adviser. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NWQ, including the Acquiring Fund, which, like the Target Fund, employs an equity strategy encompassing all market capitalizations (although, unlike the Target Fund, the Acquiring Fund also focuses on income producing securities).

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Target Fund was expected to bear, the Independent Board Members considered, among other things, the Target Fund’s management fees and net total expense ratio (based on average net assets for the latest fiscal year), as well as the management fees and expense levels of a comparable group of peers selected by an independent third-party fund data provider. The Board further considered the proposed sub-advisory fee for NWQ. The Board recognized that the terms of the New Sub-Advisory Agreement with NWQ, subject to limited exceptions, were substantially identical to those of the Tradewinds Sub-Advisory Agreement. Accordingly, the Board recognized that NWQ’s portfolio management fee for sub-advising the Target Fund would be the same as Tradewinds’ portfolio management fee. The Board observed that the appointment of NWQ does not change the management fee of the Target Fund as the Adviser pays the sub-adviser out of the management fee it receives from the Target Fund. In addition, as NWQ already serves as sub-adviser to other Nuveen funds, the Independent Board Members were familiar with the sub-advisory fee NWQ assesses for such other funds.

2. Comparisons with the Fees of Other Clients

As noted, due to their experience with other Nuveen funds, the Independent Board Members were familiar with NWQ’s fee rate for portfolio management services provided to other Nuveen funds (including the Acquiring Fund) and other clients (including retail wrap accounts, registered investment adviser accounts and institutional managed accounts). The Board reviewed the average fee and fee range that NWQ assessed these other clients.

Based on their review of the fee and expense information provided, the Independent Board Members determined that NWQ’s sub-advisory fee was reasonable in light of the nature, extent and quality of services to be provided to the Target Fund.

3. Profitability of NWQ

In conjunction with their annual review, the Independent Board Members considered the profitability of Nuveen and its affiliates (including NWQ) for their advisory activities and financial condition. At the May Meeting, the Independent Board Members reviewed, among other things, NWQ’s revenues, expenses, and net revenue margins (pre- and post-tax) for its advisory activities to other Nuveen funds and the methodology for allocating expenses among the internal sub-advisers of Nuveen. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have two Independent Board Members to serve as point persons to review and keep the full Board apprised of changes to the profitability analysis and/or methodologies during the year. In evaluating profitability, the Independent Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses, and that various allocation methodologies may each be reasonable but yield different results. Based on their review, the Independent Board Members have determined that NWQ’s level of profitability is reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NWQ as well as any indirect benefits (such as soft dollar arrangements), if any, NWQ and its affiliates are expected to receive that are directly attributable to the management of the Target Fund. See Section E below for additional information on indirect benefits NWQ and its affiliates may receive as a result of their relationship with the Target Fund. Based on their review of the overall arrangements of the Target Fund, the Independent Board Members determined that the sub-advisory fee of the Target Fund was reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Target Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex to the Adviser are comprised of a fund-level component and a complex-level component. The complex-level component provides for additional breakpoints as assets in the fund complex increase. As the Target Fund pays the management fee to the Adviser and the Adviser in turn pays NWQ, however, the Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NWQ does not change the management fees paid by the Target Fund or the sharing of economies of scale reflected in such advisory fee schedule.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Considering the factors above, the Independent Board Members concluded that the proposed sub-advisory fee for the Target Fund was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that NWQ or its affiliates may receive as a result of their relationship with the Target Fund. In this regard, the Independent Board Members recognized that an affiliate of NWQ served as the Target Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by such affiliate during the last calendar year.

In addition to the above, the Independent Board Members considered that NWQ may benefit from soft dollar arrangements pursuant to which NWQ may receive research from brokers that execute the Target Fund’s portfolio transactions. The Board, however, has recognized that the research received pursuant to soft dollar arrangements by NWQ may also benefit the Target Fund and shareholders to the extent the research enhances the ability of NWQ to manage the Target Fund. The Independent Board Members further noted that NWQ’s profitability may be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NWQ and its affiliates as a result of their relationship with the Target Fund were reasonable and within acceptable parameters.

F. Approval of the New Sub-Advisory Agreement

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NWQ’s fees are reasonable in light of the services to be provided to the Target Fund and that the New Sub-Advisory Agreement should be and was approved. The Board unanimously recommended that shareholders approve the New Sub-Advisory Agreement for the Target Fund.

G. Approval of Interim Sub-Advisory Agreement

At the May Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Sub-Advisory Agreement for the Target Fund. The terms of the Interim Sub-Advisory Agreement with NWQ for the Target Fund are substantially identical to those of the Tradewinds Sub-Advisory Agreement and New Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement will have a term expiring on the earlier of 150 days after its effective date or the date the Reorganization is consummated. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Target Fund under the Interim Sub-Advisory Agreement with NWQ are at least equivalent to the scope and quality of services provided under the Tradewinds Sub-Advisory Agreement.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	180
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	180
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	180
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	180

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	180
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	180
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	180
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	180
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	180

74	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	180

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	180
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	180

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	181
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	181

NUVEEN	75

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	181
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	181
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	181
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	181
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	181
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	181
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	181
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

76	NUVEEN

Notes

NUVEEN	77

Notes

78	NUVEEN

Notes

NUVEEN	79

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-GRW-0716P        19247-INV-Y-09/17

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Winslow Large-Cap Growth Fund

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen Investments, Inc. The Fund’s portfolio is managed by a team led by Justin H. Kelly, CFA, who has served as portfolio manager at Winslow Capital since 1999. Other portfolio managers include Clark J. Winslow and Patrick M. Burton, CFA.

Effective December 31, 2015, Justin H. Kelly, CFA, assumed the role of Chief Executive Officer (CEO) and remains Chief Investment Officer (CIO); while Clark J. Winslow assumed the role of Founder and remains part of the portfolio management team.

Here they discuss U.S. economic and financial market conditions, their management strategies and the performance of the Fund during the twelve-month reporting period ended July 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July, as concerns of a Brexit-induced financial crisis abated.

The first half of the reporting period saw slower economic growth and the S&P 500® Index declined nearly 7%. As economic data improved, oil prices rebounded and the stock market followed. However, stock performance in aggregate was tied to yield and value factors. Developed markets’ interest rates reached remarkable lows in the second half of the reporting period. Fears of a collapse in China, oil price volatility and worries about Brexit led to a consensus expectation that there would be no fed funds rate increases in 2016. The sovereign debt in Germany and in Japan yielded negative interest rates. If viewed in isolation, developed markets’ interest rates would likely point to weakening economies in the U.S. and Europe. However, prior to the Brexit vote, developed markets’ economic data was stable to positive in aggregate.

Many higher yielding stocks trade at a substantial premium to their history. However, strong secular growth companies, compounding strong economic value creation despite low global growth, screen very attractively in our view. Sentiment shifts of the magnitude experienced in the beginning of 2016, and again surrounding the Brexit vote, invariably resulted in high differentials between price and fundamentals.

How did the Fund perform during the twelve-month reporting period ended July 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and since inception periods ended July 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2016 and how did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential

6	NUVEEN

provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is performed internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

The energy sector was the top performing sector during the reporting period. The Fund was generally underweight versus the benchmark early in the reporting period when energy underperformed and moved to a slight overweight later in the reporting period when energy outperformed. The bottom performing sectors included health care, information technology and consumer staples. In the health care sector, stock selection drove underperformance, with an overweight also contributing. In the information technology sector, stock selection drove underperformance. An underweight in consumer staples drove that sector’s underperformance, with stock selection also detracting.

Several individual holdings contributed to the Fund’s performance, including online retailer, Amazon. A second quarter reversal in Amazon’s performance balanced a first quarter decline. Robust revenue growth helped propel positive relative return during the reporting period. Medical device manufacturer Boston Scientific Corporation also contributed. The stock’s performance was driven by robust earnings reports. Lastly, relative performance was aided by the underweighting of personal computing company Apple, Inc. We had modeled only modest earnings growth, yet it still warrants a position in the Fund’s portfolio due to its balance sheet, share repurchases and popular line-ups.

Several individual holdings contributed to the Fund’s underperformance. Alexion Pharmaceuticals Inc. provides biopharmaceuticals for rare diseases. It detracted during the reporting period as concerns about drug pricing weighed on the stock in the election year.

We eliminated our holding in Alexion Pharmaceuticals. Also detracting from performance was online professional networking firm LinkedIn Corporation. The company reported a strong first quarter in-line with our expectations. However, LinkedIn’s guidance of slowing growth in its Talent Solutions business and the discontinuation of the once promising off-network advertising business resulted in a material degradation of forward growth rates for the company. We therefore eliminated the holding. Lastly, Specialty pharmaceutical firm Valeant Pharmaceuticals underperformed. Originally Valeant declined largely as a result of poor sentiment around drug pricing, which impacted many holdings in the sector. However, in October 2015, more company-specific issues emerged with the disclosure that a portion of Valeant’s products were sold through a network of small, private and essentially unknown pharmacies with non-typical billing and inventory practices. We exited the stock.

NUVEEN	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(2.08)%	10.87%	14.88%
Class A Shares at maximum Offering Price	(7.71)%	9.56%	13.94%
Russell 1000® Growth Index	4.35%	13.62%	16.74%
Lipper Large-Cap Growth Funds Classification Average	0.05%	11.70%	14.88%

Class C Shares	(2.82)%	10.04%	14.01%
Class R3 Shares	(2.31)%	10.60%	14.59%
Class R6 Shares	(1.69)%	—	13.13%
Class I Shares	(1.83)%	11.14%	15.16%

Average Annual Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(2.30)%	9.65%	14.28%
Class A Shares at maximum Offering Price	(7.92)%	8.36%	13.34%
Class C Shares	(3.01)%	8.84%	13.43%
Class R3 Shares	(2.54)%	9.38%	14.00%
Class R6 Shares	(1.91)%	—	11.81%
Class I Shares	(2.06)%	9.93%	14.57%

Since inception returns for Class A, C, R3 and I Shares, and for the comparative index and Lipper classification average, are from 5/15/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans.
Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

10	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.16%	1.90%	1.40%	0.74%	0.91%
Net Expense Ratios	0.98%	1.73%	1.23%	0.56%	0.73%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 for savings resulting from the sub-transfer agent and similar fees that are not charged to R6 Shares. The expense limitation expiring November 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	11

Holding

Summaries as of July 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.9%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

IT Services	10.6%
Software	10.5%
Internet Software & Services	9.2%
Internet & Catalog Retail	6.4%
Health Care Equipment & Supplies	5.6%
Pharmaceuticals	5.4%
Textiles Apparel & Luxury Goods	4.6%
Biotechnology	4.4%
Media	4.4%
Health Care Providers & Services	3.9%
Aerospace & Defense	3.5%
Semiconductors & Semiconductor Equipment	3.5%
Chemicals	3.1%
Specialty Retail	3.1%
Real Estate Investment Trust	2.9%
Other	17.8%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Amazon.com, Inc.	4.6%
Visa Inc.	4.0%
Facebook Inc., Class A	3.3%
Microsoft Corporation	2.8%
UnitedHealth Group	2.7%

12	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2016.

The beginning of the period is February 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,092.10	$1,087.80	$1,091.00	$1,094.20	$1,093.30
Expenses Incurred During the Period	$5.10	$8.98	$6.39	$3.07	$3.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.99	$1,016.26	$1,018.75	$1,021.93	$1,021.23
Expenses Incurred During the Period	$4.92	$8.67	$6.17	$2.97	$3.67
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.59% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	13

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 27, 2016

14	NUVEEN

Nuveen Winslow Large-Cap Growth Fund

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 3.5%

104,200	Honeywell International Inc.	$12,121,586

30,500	Lockheed Martin Corporation	7,708,265

54,200	Raytheon Company	7,562,526
	Total Aerospace & Defense	27,392,377

	Banks – 0.9%

107,000	JPMorgan Chase & Co.	6,844,790

	Beverages – 1.4%

100,850	PepsiCo, Inc.	10,984,582

	Biotechnology – 4.4%

42,000	Amgen Inc.	7,225,260

151,710	Celgene Corporation, (2)	17,020,345

24,620	Regeneron Pharmaceuticals, Inc., (2)	10,466,454
	Total Biotechnology	34,712,059

	Chemicals – 3.1%

15,600	Air Products & Chemicals Inc.	2,330,952

61,000	Ecolab Inc.	7,221,180

69,700	PPG Industries, Inc.	7,298,287

26,100	Sherwin-Williams Company	7,822,953
	Total Chemicals	24,673,372

	Diversified Financial Services – 1.0%

75,450	Moody’s Corporation	7,998,455

	Food & Staples Retailing – 2.3%

63,650	Costco Wholesale Corporation	10,643,553

78,100	CVS Health Corporation	7,241,432
	Total Food & Staples Retailing	17,884,985

	Health Care Equipment & Supplies – 5.6%

329,600	Boston Scientific Corporation, (2)	8,002,688

183,000	Danaher Corporation	14,903,520

10,800	Intuitive Surgical, Inc., (2)	7,514,208

28,600	Stryker Corporation	3,325,608

76,200	Zimmer Holdings, Inc.	9,992,868
	Total Health Care Equipment & Supplies	43,738,892

NUVEEN	15

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Health Care Providers & Services – 3.9%

138,100	Centene Corporation, (2)	$9,742,955

146,750	UnitedHealth Group Incorporated	21,014,600
	Total Health Care Providers & Services	30,757,555

	Hotels, Restaurants & Leisure – 2.4%

320,480	Starbucks Corporation	18,603,864

	Internet & Catalog Retail – 6.4%

47,325	Amazon.com, Inc., (2)	35,910,680

68,700	NetFlix.com Inc., (2)	6,268,875

5,855	Priceline Group Inc., (2)	7,908,993
	Total Internet & Catalog Retail	50,088,548

	Internet Software & Services – 9.2%

40,700	Alibaba Group Holding Limited, ADR, (2)	3,356,936

24,070	Alphabet Inc., Class A, (2)	19,047,554

21,475	Alphabet Inc., Class C Shares, (2)	16,509,765

34,845	CoStar Group, Inc., (2)	7,244,276

210,650	Facebook Inc., Class A Shares, (2)	26,107,961
	Total Internet Software & Services	72,266,492

	IT Services – 10.6%

152,750	Fidelity National Information Services	12,148,208

76,300	FleetCor Technologies Inc., (2)	11,573,184

157,300	MasterCard, Inc.	14,981,252

340,600	PayPal Holdings, Inc., (2)	12,683,944

405,000	Visa Inc.	31,610,250
	Total IT Services	82,996,838

	Life Sciences Tools & Services – 1.7%

102,100	Quintiles Transnational Corporation, (2)	7,927,044

34,500	Thermo Fisher Scientific, Inc.	5,479,980
	Total Life Sciences Tools & Services	13,407,024

	Machinery – 0.6%

91,550	Fortive Corporation, (2)	4,413,626

	Media – 4.4%

66,645	Charter Communications, Inc., Class A, (2)	15,652,911

147,100	Comcast Corporation, Class A	9,892,475

113,600	Time Warner Inc.	8,707,440
	Total Media	34,252,826

	Multiline Retail – 1.4%

112,600	Dollar Tree Stores Inc., (2)	10,842,254

16	NUVEEN

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 2.1%

84,000	Diamondback Energy, (2)	$7,374,360

55,200	Pioneer Natural Resources Company	8,973,864
	Total Oil, Gas & Consumable Fuels	16,348,224

	Pharmaceuticals – 5.4%

43,430	Allergan PLC, (2)	10,985,619

209,100	Bristol-Myers Squibb Company	15,642,771

314,900	Zoetis Incorporated	15,893,003
	Total Pharmaceuticals	42,521,393

	Professional Services – 0.8%

112,400	Nielsen Holdings PLC	6,053,864

	Real Estate Investment Trust – 2.9%

115,700	American Tower Corporation, REIT	13,394,589

93,200	Crown Castle International Corporation	9,043,196
	Total Real Estate Investment Trust	22,437,785

	Road & Rail – 1.1%

87,100	Kansas City Southern Industries	8,371,181

	Semiconductors & Semiconductor Equipment – 3.5%

216,700	Applied Materials, Inc.	5,697,043

83,500	Broadcom Limited	13,525,330

94,500	NXP Semiconductors NV, (2)	7,946,505
	Total Semiconductors & Semiconductor Equipment	27,168,878

	Software – 10.5%

195,700	Activision Blizzard Inc.	7,859,312

110,200	Adobe Systems Incorporated, (2)	10,784,172

40,930	Intuit, Inc.	4,542,821

384,600	Microsoft Corporation	21,799,128

190,200	Mobileye NV, (2)	9,112,482

157,100	Salesforce.com, Inc., (2)	12,850,780

98,000	ServiceNow Inc., (2)	7,342,160

121,800	Splunk Inc., (2)	7,617,372
	Total Software	81,908,227

	Specialty Retail – 3.1%

109,650	Home Depot, Inc.	15,158,016

30,370	O’Reilly Automotive Inc., (2)	8,826,433
	Total Specialty Retail	23,984,449

	Technology Hardware, Storage & Peripherals – 2.1%

153,975	Apple, Inc.	16,045,735

NUVEEN	17

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)			Value

	Textiles Apparel & Luxury Goods – 4.6%

99,850	Lululemon Athletica Inc., (2)			$7,753,353

352,400	Nike, Inc., Class B			19,558,200

104,891	Under Armour Inc, Class C Shares, (2)			3,744,609

121,100	Under Armour, Inc., (2)			4,778,606
	Total Textiles Apparel & Luxury Goods			35,834,768
	Total Long-Term Investments (cost $545,562,633)			772,533,043

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.2%

	REPURCHASE AGREEMENTS – 1.2%

9,682	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/16, repurchase price $9,681,921, collateralized by $7,500,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $9,881,250	0.030%	8/01/16	9,681,897
	Total Short-Term Investments (cost $9,681,897)			9,681,897
	Total Investments (cost $555,244,530) – 100.1%			782,214,940
	Other Assets Less Liabilities – (0.1)%			(960,521)
	Net Assets – 100%			$781,254,419

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

18	NUVEEN

Statement of

Assets and Liabilities	July 31, 2016

Assets
Long-term investments, at value (cost $545,562,633)	$772,533,043
Short-term investments, at value (cost approximates value)	9,681,897
Receivable for:
Dividends	283,489
Interest	24
Investments sold	3,531,103
Shares sold	1,010,562
Other assets	69,805
Total assets	787,109,923
Liabilities
Payable for:
Investments purchased	4,859,483
Shares redeemed	122,707
Accrued expenses:
Management fees	357,210
Shareholder servicing agent fees	317,405
Trustees fees	55,796
12b-1 distribution and service fees	6,966
Other	135,937
Total liabilities	5,855,504
Net assets	$781,254,419
Class A Shares
Net assets	$21,065,201
Shares outstanding	525,599
Net asset value (“NAV”) per share	$40.08
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$42.53
Class C Shares
Net assets	$1,852,221
Shares outstanding	49,492
NAV and offering price per share	$37.42
Class R3 Shares
Net assets	$2,276,441
Shares outstanding	58,043
NAV and offering price per share	$39.22
Class R6 Shares
Net assets	$48,756,580
Shares outstanding	1,185,907
NAV and offering price per share	$41.11
Class I Shares
Net assets	$707,303,976
Shares outstanding	17,301,080
NAV and offering price per share	$40.88
Net assets consist of:
Capital paid-in	$465,604,618
Undistributed (Over-distribution of) net investment income	447,418
Accumulated net realized gain (loss)	88,231,973
Net unrealized appreciation (depreciation)	226,970,410
Net assets	$781,254,419
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	19

Statement of

Operations	Year Ended July 31, 2016

Investment Income	$7,014,284
Expenses
Management fees	6,171,196
12b-1 service fees – Class A Shares	63,141
12b-1 distribution and service fees – Class C Shares	20,398
12b-1 distribution and service fees – Class R3 Shares	11,702
Shareholder servicing agent fees	1,330,321
Custodian fees	136,934
Trustees fees	22,725
Professional fees	68,538
Shareholder reporting expenses	71,502
Federal and state registration fees	79,242
Other	53,466
Total expenses before fee waiver/expense reimbursement	8,029,165
Fee waiver/expense reimbursement	(1,439,220)
Net expenses	6,589,945
Net Investment Income (loss)	424,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	133,893,261
Change in net unrealized appreciation (depreciation) of investments	(172,855,253)
Net realized and unrealized gain (loss)	(38,961,992)
Net increase (decrease) in net assets from operations	$(38,537,653)

See accompanying notes to financial statements.

20	NUVEEN

Statement of

Changes in Net Assets

	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	424,339	$104,666
Net realized gain (loss) from:
Investments	133,893,261	121,973,267
In-kind redemptions	—	33,182,395
Change in net unrealized appreciation (depreciation) of investments	(172,855,253)	39,250,151
Net increase (decrease) in net assets from operations	(38,537,653)	194,510,479
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	(6,089)	—
Class I Shares	(103,328)	—
From accumulated net realized gains:
Class A Shares	(4,130,048)	(3,065,830)
Class C Shares	(317,684)	(214,381)
Class R3 Shares	(356,339)	(235,541)
Class R6 Shares	(6,833,327)	(4,472,100)
Class I Shares	(116,911,328)	(104,115,566)
Decrease in net assets from distributions to shareholders	(128,658,143)	(112,103,418)
Fund Share Transactions
Proceeds from sale of shares	118,773,544	157,231,582
Proceeds from shares issued to shareholders due to reinvestment of distributions	125,967,973	106,726,378
	244,741,517	263,957,960
Cost of shares redeemed	(476,638,782)	(320,317,129)
Cost of in-kind redemptions	—	(87,491,603)
Net increase (decrease) in net assets from Fund share transactions	(231,897,265)	(143,850,772)
Net increase (decrease) in net assets	(399,093,061)	(61,443,711)
Net assets at the beginning of period	1,180,347,480	1,241,791,191
Net assets at the end of period	$781,254,419	$1,180,347,480
Undistributed (Over-distribution of) net investment income at the end of period	$447,418	$104,666

See accompanying notes to financial statements.

NUVEEN	21

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2016	$47.26	$(0.08)	$(0.93)	$(1.01)	$—	$(6.17)	$(6.17)	$40.08
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	(2.20)	44.39
2013	32.40	0.02	6.96	6.98	—	—	—	39.38
2012	32.26	(0.08)	0.22	0.14	—	—	—	32.40
Class C (05/09)
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	(2.15)	42.66
2013	31.62	(0.24)	6.77	6.53	—	—	—	38.15
2012	31.71	(0.33)	0.24	(0.09)	—	—	—	31.62
Class R3 (05/09)
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	(2.15)	43.84
2013	32.14	(0.09)	6.92	6.83	—	—	—	38.97
2012	32.07	(0.20)	0.27	0.07	—	—	—	32.14
Class R6 (03/13)
2016	48.15	0.09	(0.96)	(0.87)	— **	(6.17)	(6.17)	41.11
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	(2.30)	44.96
2013(d)	36.55	0.01	3.25	3.26	—	—	—	39.81
Class I (05/09)
2016	47.98	0.02	(0.95)	(0.93)	— **	(6.17)	(6.17)	40.88
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	(2.30)	44.89
2013	32.66	0.12	7.01	7.13	—	—	—	39.79
2012	32.43	— **	0.23	0.23	—	—	—	32.66

22	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.08)%	$21,065	1.15%		(0.37)%	0.98%		(0.21)%	88%
18.11	30,763	1.16		(0.38)	1.01		(0.24)	64
18.64	30,506	1.15		(0.41)	1.03		(0.29)	69
21.54	11,117	1.12		0.04	1.10		0.06	84
0.43	9,243	1.16		(0.37)	1.05		(0.26)	57

(2.82)	1,852	1.89		(1.11)	1.73		(0.95)	88
17.22	2,222	1.90		(1.13)	1.76		(0.99)	64
17.74	2,052	1.90		(1.14)	1.78		(1.02)	69
20.65	1,413	1.87		(0.72)	1.85		(0.69)	84
(0.28)	1,046	1.95		(1.20)	1.80		(1.05)	57

(2.31)	2,276	1.40		(0.61)	1.23		(0.45)	88
17.79	2,626	1.40		(0.64)	1.26		(0.49)	64
18.33	2,216	1.39		(0.61)	1.28		(0.51)	69
21.25	3,413	1.38		(0.29)	1.35		(0.27)	84
0.22	947	1.50		(0.84)	1.30		(0.64)	57

(1.69)	48,757	0.74		0.05	0.58		0.21	88
18.59	53,851	0.74		0.02	0.59		0.17	64
19.07	31,940	0.74		0.02	0.66		0.10	69
8.92	24,151	0.76	*	0.05 *	0.76	*	0.05 *	84

(1.83)	707,304	0.89		(0.11)	0.73		0.05	88
18.39	1,090,885	0.91		(0.14)	0.76		0.01	64
18.94	1,175,078	0.90		(0.13)	0.78		(0.01)	69
21.83	1,135,304	0.87		0.30	0.85		0.32	84
0.71	1,093,460	0.92		(0.12)	0.80		— ***	57
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	23

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is July 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

24	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	25

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$772,533,043	$—	$—	$772,533,043
Short-Term Investments:
Repurchase Agreements	—	9,681,897	—	9,681,897
Total	$772,533,043	$9,681,897	$—	$782,214,940
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

26	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$9,681,897	$(9,681,897)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	27

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 7/31/16		Year Ended 7/31/15
	Shares	Amount	Shares	Amount
Shares sold:
Class A	176,901	$7,444,831	115,299	$5,149,311
Class C	7,053	268,476	3,015	128,317
Class R3	11,078	443,737	6,824	306,815
Class R6	509,615	19,779,121	493,185	22,741,042
Class I	2,175,024	90,837,379	2,822,577	128,906,097
Shares issued to shareholders due to reinvestment of distributions:
Class A	69,365	2,763,491	48,894	2,069,702
Class C	8,441	315,537	5,291	213,534
Class R3	9,125	356,339	5,618	234,290
Class R6	167,754	6,839,416	103,979	4,472,100
Class I	2,850,963	115,693,190	2,324,866	99,736,752
	5,985,319	244,741,517	5,929,548	263,957,960
Shares redeemed:
Class A	(371,553)	(14,812,536)	(200,470)	(9,034,851)
Class C	(15,539)	(556,071)	(6,874)	(293,972)
Class R3	(18,650)	(707,307)	(6,504)	(296,539)
Class R6	(609,931)	(24,350,615)	(189,032)	(8,775,330)
Class I	(10,461,768)	(436,212,253)	(6,627,056)	(301,916,437)
Class I – In-Kind	—	—	(1,958,183)	(87,491,603)
	(11,477,441)	(476,638,782)	(8,988,119)	(407,808,732)
Net increase (decrease)	(5,492,122)	(231,897,265)	(3,058,571)	$(143,850,772)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period aggregated $784,347,997 and $1,142,788,459, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$559,563,213
Gross unrealized:
Appreciation	$230,296,167
Depreciation	(7,644,440)
Net unrealized appreciation (depreciation) of investments	$222,651,727

28	NUVEEN

Permanent differences, primarily due to tax equalization and distribution reallocations, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2016, the Fund’s tax year end, as follows:

Capital paid-in	$12,721,643
Undistributed (Over-distribution of) net investment income	27,830
Accumulated net realized gain (loss)	(12,749,473)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$447,418
Undistributed net long-term capital gains	92,550,656
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2016 and July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[1]	$5,550,950
Distributions from net long-term capital gains	123,107,193

2015
Distributions from net ordinary income[1]	$11,259,136
Distributions from net long-term capital gains	100,844,282
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2016, the Fund’s tax year end, the Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

NUVEEN	29

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2016, the complex-level fee rate for the Fund was 0.1610%.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2016) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 for savings resulting from the sub-transfer agent and similar fees are not charged to Class R6 Shares.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$8,757
Paid to financial intermediaries (Unaudited)	7,689

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$1,109

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$914

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$121

30	NUVEEN

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilized this facility.

NUVEEN	31

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Winslow Capital Management, LLC 4720 IDS Tower 80 South Eighth Street Minneapolis, MN 55402	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% QDI	100%
% DRD	100%

Long Term Capital Gain Distributions: The Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2016:

Long-Term Capital Gain Distributions	135,828,836

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

32	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	33

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Winslow Capital Management, LLC (the “Sub-Adviser”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; and a review of initiatives instituted or continued during the past year; as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

34	NUVEEN

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized benchmark for the quarter-, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

NUVEEN	35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that, although the Fund underperformed its benchmark in the five-year period, the Fund outperformed or provided comparable performance to its benchmark in the one- and three-year periods. The Fund also ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods. The Board considered the Fund’s performance to be generally favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to the funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Fund had a net management fee and net expense ratio below the respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to other clients which typically did not require

36	NUVEEN

the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, the Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

NUVEEN	37

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Fund, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Fund through its permanent and temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

38	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	180
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	180
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	180
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	180

NUVEEN	39

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	180
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	180
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	180
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	180
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	180

40	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	180

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	180
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	180

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	181
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	181

NUVEEN	41

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	181
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	181
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	181
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	181
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	181
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	181
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	181
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

42	NUVEEN

Notes

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-WINSL-0716P        19248-INV-Y-09/17

Mutual Funds

Nuveen Equity Funds

Annual Report July 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Winslow Managed Volatility Equity Fund	NMWAX	NMWCX	NMWFX	NMWIX

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NOT FDIC INSURED MAY LOSE VALUE
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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Winslow Managed Volatility Equity Fund

The Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), has appointed two sub-advisers to manage the Fund’s assets: Winslow Capital Management, LLC (Winslow Capital) and Nuveen Asset Management, LLC (NAM) each an affiliate of Nuveen Investments, Inc. Winslow Capital, is primarily responsible for managing the equity portion of the Fund’s portfolio and NAM is primarily responsible for managing the Fund’s volatility through the use of futures contracts and/or total return swaps. The Fund’s equity portion of the portfolio is managed by a team led by Justin H. Kelly, CFA, who serves as CEO, CIO and a portfolio manager at Winslow Capital. Other Winslow Capital portfolio managers include Patrick M. Burton, CFA, and Stephen E. Clear, CFA. The Fund’s volatility is managed by a NAM team and includes James A. Colon, CFA and David R. Wilson, CFA.

Here the portfolio management team reviews U.S. economic and financial market conditions, their management strategies and the performance of the Fund during the abbreviated annual reporting since the Fund’s commencement of operation on September 28, 2015, through July 31, 2016.

What factors affected the U.S. economy and financial markets during the abbreviated annual reporting period ended July 31, 2016?

Over the abbreviated annual reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July, as concerns of a Brexit-induced financial crisis abated.

The first half of the reporting period saw slower economic growth and the S&P 500® Index declined nearly 7%. As economic data improved, oil prices rebounded and the stock market followed. However, stock performance in aggregate was tied to yield and value factors. Developed markets’ interest rates reached remarkable lows in the second half of the reporting period. Fears of a collapse in China, oil price volatility and worries about Brexit led to a consensus expectation that there would be no fed funds rate increases in 2016. The sovereign debt in Germany and in Japan yielded negative interest rates. If viewed in isolation, developed markets’ interest rates would likely point to weakening economies in the U.S. and Europe. However, prior to the Brexit vote, developed markets’ economic data was stable to positive in aggregate.

Many higher yielding stocks trade at a substantial premium to their history. However, strong secular growth companies, compounding strong economic value creation despite low global growth, screen very attractively in our view. Sentiment shifts of the magnitude experienced in the beginning of 2016 and again surrounding the Brexit vote, invariably resulted in high differentials between price and fundamentals.

How did the Fund perform during the abbreviated reporting period from September 28, 2015 through July 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the since inception period ended July 31, 2016. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper classification average. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What key strategies were used to manage the Fund during this abbreviated reporting period ended July 31, 2016?

The Fund pursues its investment objective by investing principally in equity securities and overlaying a strategy that seeks to manage volatility through the use of futures contracts and/or total return swaps. The Fund’s volatility management strategy seeks to stabilize the volatility of the Fund’s returns and to reduce the downside risk to the Fund during periods of negative equity market performance. During periods of strong positive market performance, the strategy can be expected to limit the Fund’s gains when compared to similar funds that do not attempt to manage volatility.

Winslow Capital manages the Fund’s investments in equity securities using an investment process that focuses on analyzing individual companies in an attempt to identify those with above-average growth potential. In order to identify investment candidates for the Fund, Winslow Capital begins by using a quantitative screen of a group of companies consisting primarily of companies in the Russell 1000® Index with market capitalizations exceeding $4 billion. The companies that pass this screen are then qualitatively assessed in the context of their respective industries to identify companies with the potential for above-average future earnings growth. Winslow Capital selects investments from this group of companies after determining which companies it believes have the highest probability of exceeding earnings estimates, and taking into consideration the companies’ valuations. Winslow Capital employs a sell discipline which utilizes the same fundamental research process in order to control risk and protect capital.

6	NUVEEN

NAM manages the Fund’s volatility by increasing or decreasing the Fund’s effective exposure to the equity market through the use of broad based equity index futures contracts and/or total return swaps. The value of a long position in a futures contract or total return swap will move in the same direction as the price of the underlying index, thereby increasing exposure to the equity market and Fund volatility, whereas the value of a short position will move in the opposite direction from the price of the underlying index, thereby decreasing equity market exposure and Fund volatility. NAM produces daily volatility forecasts and adjusts the Fund’s positions in futures contracts and swaps in an attempt to keep the Fund’s daily volatility within a range of approximately 10% to 16% on an annualized basis. There can be no assurance, however, that the realized volatility of the Fund will fall within this range and it may be significantly higher or lower than the target range during any particular period of time. The Fund will not enter into any long futures contracts or total return swaps if it would cause the Fund’s total exposure to the equity market, including the notional value of any long futures contracts and total return swaps in the Fund’s portfolio, to exceed 100% of the Fund’s NAV. As a result, in periods of very low market volatility it is expected that the Fund’s volatility will be similar to that of the broad equity market, which may be below the Fund’s targeted volatility range.

The underperformance was driven primarily by the actively managed equity portion of the Fund’s portfolio as well as a drag on performance from the volatility overlay. When we launched the strategy at the end of September 2015, volatility was elevated and we hedged over 40% of the Fund’s market exposure. However, the market normalized, and October 2015, turned into a positive month. Consequently, the volatility hedge we had in place during the month proved to be a drag on performance (i.e., we were hedged during a positive return market). January 2016, however, was a decidedly negative month and our hedge ranged from 25% to 47% throughout the month, which provided an element of protection for investors. Unfortunately, this drawdown was not sufficient to recover the loss in the overlay that occurred in October 2015. Volatility moderated after January 2016 until the end of June with the Brexit vote, after which we increased our hedge to over 40%. While we were able to hedge a portion of the decline that followed the Brexit vote, our short futures position resulted in a modest drag as global markets recovered.

The energy sector was the top performing sector during the reporting period. The Fund was generally underweight versus the benchmark early in the reporting period when energy underperformed and moved to a slight overweight later in the reporting period when energy outperformed. The bottom performing sectors were health care, information technology and consumer staples. In the health care sector, stock selection drove underperformance, with an overweight also contributing. In the information technology sector, stock selection drove underperformance. An underweight in consumer staples drove that sector’s underperformance, with stock selection also detracting.

U.S. equity markets were up during the reporting period through the end of 2015. As expected during rising markets, the volatility overlay provided some drag on performance during this time. However, the overlay did provide a measure of protection during the month of January 2016 when U.S. markets sold off on concerns of a global slowdown.

Several individual holdings contributed to performance including online retailer, Amazon.com, Inc. A second quarter reversal in Amazon’s performance balanced a first quarter decline. Robust revenue growth helped propel positive relative return during the reporting period. Medical device manufacturer Boston Scientific Corporation also contributed. The stock’s performance was driven by robust earnings reports. Lastly, relative performance was aided by the underweighting of personal computing company Apple, Inc. We had modeled only modest earnings growth, yet it still warrants a position in the Fund’s portfolio due to its balance sheet, share repurchases and popular line-ups.

Several individual holdings contributed to the Fund’s underperformance. Alexion Pharmaceuticals Inc. provides biopharmaceuticals for rare diseases. It detracted during the reporting period as concerns about drug pricing weighed on the stock in the election year. We eliminated our holding in Alexion Pharmaceuticals. Also detracting from performance was online professional networking firm LinkedIn Corporation. The company reported a strong first quarter in-line with our expectations. However, LinkedIn’s guidance of slowing growth in its Talent Solutions business and the discontinuation of the once promising off-network advertising business resulted in a material degradation of forward growth rates for the company. We therefore eliminated the holding. Lastly, specialty pharmaceutical firm Valeant Pharmaceuticals International underperformed. Originally Valeant declined largely as a result of poor sentiment around drug pricing, which impacted many holdings in the sector. However, in October 2015, more company specific issues emerged with the disclosure that a portion of Valeant’s products were sold through a network of small, private and essentially unknown pharmacies with non-typical billing and inventory practices. We exited the stock.

The Fund used S&P 500 E-Mini index futures to manage the volatility of the Fund. During the reporting period, these futures detracted from performance due to muted volatility and positive U.S. equity markets over the period. The Fund did not hold any such contracts at the end of the reporting period.

NUVEEN	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. The Fund’s managed volatility strategy may not achieve volatility within the desired range and can potentially limit the Fund’s gains in periods of strong positive equity market performance. The use of futures contracts and swaps to manage volatility may result in losses, in addition there is risk that the counterparty could default on its obligations. These and other risk considerations, such as non-U.S. investment and currency risks, are described in detail in the Fund’s prospectus.

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment advisor during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Managed Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of July 31, 2016

Cumulative
Since Inception
Class A Shares at NAV	3.60%
Class A Shares at maximum Offering Price	(2.36)%
Russell 1000® Growth Index	12.64%
Lipper Large-Cap Growth Funds Classification Average	12.76%

Class C Shares	2.95%
Class R6 Shares	3.80%
Class I Shares	3.80%

Total Returns as of June 30, 2016 (Most Recent Calendar Quarter)

Cumulative
Since Inception
Class A Shares at NAV	(0.50)%
Class A Shares at maximum Offering Price	(6.22)%
Class C Shares	(1.05)%
Class R6 Shares	(0.30)%
Class I Shares	(0.30)%

Since inception returns are from 9/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.31%	2.06%	0.99%	1.06%
Net Expense Ratios	1.02%	1.77%	0.70%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Trustees.

10	NUVEEN

Growth of an Assumed $10,000 Investment as of July 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	11

Holding

Summaries as of July 31, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Managed Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	97.5%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

IT Services	10.3%
Software	10.2%
Internet Software & Services	9.2%
Internet & Catalog Retail	6.4%
Health Care Equipment & Supplies	5.6%
Pharmaceuticals	5.4%
Textiles, Apparel & Luxury Goods	4.5%
Biotechnology	4.4%
Media	4.3%
Health Care Providers & Services	3.9%
Aerospace & Defense	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Chemicals	3.1%
Specialty Retail	3.0%
Real Estate Investment Trust	2.8%
Other	17.5%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Amazon.com, Inc.	4.5%
Visa Inc.	3.9%
Facebook Inc., Class A Shares	3.3%
Microsoft Corporation	2.7%
UnitedHealth Group Incorporated	2.6%

12	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2016.

The beginning of the period is February 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Managed Volatility Equity Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.20	$1,046.20	$1,051.10	$1,051.10
Expenses Incurred During Period	$5.00	$8.80	$3.72	$3.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.99	$1,016.26	$1,021.23	$1,021.18
Expenses Incurred During Period	$4.92	$8.67	$3.67	$3.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 0.73% and 0.74% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366.

NUVEEN	13

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Managed Volatility Equity Fund (a series of Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period September 28, 2015 (commencement of operations) through July 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 27, 2016

14	NUVEEN

Nuveen Winslow Managed Volatility Equity Fund

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.5%

	COMMON STOCKS – 97.5%

	Aerospace & Defense – 3.5%

695	Honeywell International Inc.	$80,849

205	Lockheed Martin Corporation	51,810

370	Raytheon Company	51,626
	Total Aerospace & Defense	184,285

	Banks – 0.9%

730	JPMorgan Chase & Co.	46,698

	Beverages – 1.4%

665	PepsiCo, Inc.	72,432

	Biotechnology – 4.4%

280	Amgen Inc.	48,168

1,020	Celgene Corporation, (2)	114,434

165	Regeneron Pharmaceuticals, Inc., (2)	70,145
	Total Biotechnology	232,747

	Chemicals – 3.1%

100	Air Products & Chemicals Inc.	14,942

410	Ecolab Inc.	48,536

465	PPG Industries, Inc.	48,690

175	Sherwin-Williams Company	52,453
	Total Chemicals	164,621

	Diversified Financial Services – 1.0%

505	Moody’s Corporation	53,535

	Food & Staples Retailing – 2.3%

430	Costco Wholesale Corporation	71,905

525	CVS Health Corporation	48,678
	Total Food & Staples Retailing	120,583

	Health Care Equipment & Supplies – 5.6%

2,205	Boston Scientific Corporation, (2)	53,537

1,240	Danaher Corporation	100,986

75	Intuitive Surgical, Inc., (2)	52,182

195	Stryker Corporation	22,675

515	Zimmer Holdings, Inc.	67,537
	Total Health Care Equipment & Supplies	296,917

	Health Care Providers & Services – 3.9%

925	Centene Corporation, (2)	65,259

NUVEEN	15

Nuveen Winslow Managed Volatility Equity Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

980	UnitedHealth Group Incorporated	$140,336
	Total Health Care Providers & Services	205,595

	Hotels, Restaurants & Leisure – 2.3%

2,145	Starbucks Corporation	124,517

	Internet & Catalog Retail – 6.4%

318	Amazon.com, Inc., (2)	241,300

450	NetFlix.com Inc., (2)	41,063

42	Priceline Group Inc., (2)	56,734
	Total Internet & Catalog Retail	339,097

	Internet Software & Services – 9.2%

280	Alibaba Group Holding Limited, Sponsored ADR, (2)	23,094

162	Alphabet Inc., Class A, (2)	128,197

147	Alphabet Inc., Class C Shares, (2)	113,012

235	CoStar Group, Inc., (2)	48,857

1,425	Facebook Inc., Class A Shares, (2)	176,615
	Total Internet Software & Services	489,775

	IT Services – 10.3%

1,025	Fidelity National Information Services	81,518

525	FleetCor Technologies Inc., (2)	79,632

1,065	MasterCard, Inc.	101,431

2,210	PayPal Holdings, Inc., (2)	82,300

2,630	Visa Inc.	205,272
	Total IT Services	550,153

	Life Sciences Tools & Services – 1.7%

685	Quintiles Transnational Corporation, (2)	53,183

230	Thermo Fisher Scientific, Inc.	36,533
	Total Life Sciences Tools & Services	89,716

	Machinery – 0.6%

620	Fortive Corporation, (2)	29,890

	Media – 4.3%

448	Charter Communications, Inc., Class A, (2)	105,222

1,000	Comcast Corporation, Class A	67,250

770	Time Warner Inc.	59,021
	Total Media	231,493

	Multiline Retail – 1.4%

760	Dollar Tree Stores Inc., (2)	73,180

	Oil, Gas & Consumable Fuels – 2.1%

570	Diamondback Energy, (2)	50,040

16	NUVEEN

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

370	Pioneer Natural Resources Company	$60,151
	Total Oil, Gas & Consumable Fuels	110,191

	Pharmaceuticals – 5.4%

295	Allergan PLC, (2)	74,620

1,400	Bristol-Myers Squibb Company	104,734

2,125	Zoetis Incorporated	107,249
	Total Pharmaceuticals	286,603

	Professional Services – 0.7%

730	Nielsen Holdings PLC	39,318

	Real Estate Investment Trust – 2.8%

775	American Tower Corporation, REIT	89,722

630	Crown Castle International Corporation	61,129
	Total Real Estate Investment Trust	150,851

	Road & Rail – 1.1%

595	Kansas City Southern Industries	57,185

	Semiconductors & Semiconductor Equipment – 3.4%

1,500	Applied Materials, Inc.	39,435

565	Broadcom Limited	91,519

600	NXP Semiconductors NV, (2)	50,454
	Total Semiconductors & Semiconductor Equipment	181,408

	Software – 10.2%

1,300	Activision Blizzard Inc.	52,208

745	Adobe Systems Incorporated, (2)	72,906

275	Intuit, Inc.	30,522

2,490	Microsoft Corporation	141,133

1,250	Mobileye NV, (2)	59,888

1,045	Salesforce.com, Inc., (2)	85,481

660	ServiceNow Inc., (2)	49,447

815	Splunk Inc., (2)	50,970
	Total Software	542,555

	Specialty Retail – 3.0%

745	Home Depot, Inc.	102,989

205	O’Reilly Automotive Inc., (2)	59,579
	Total Specialty Retail	162,568

	Technology Hardware, Storage & Peripherals – 2.0%

1,030	Apple, Inc.	107,336

	Textiles, Apparel & Luxury Goods – 4.5%

675	Lululemon Athletica Inc., (2)	52,414

NUVEEN	17

Nuveen Winslow Managed Volatility Equity Fund (continued)

Portfolio of Investments	July 31, 2016

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods (continued)

2,370	Nike, Inc., Class B			$131,535

694	Under Armour Inc., Class C Shares, (2)			24,776

790	Under Armour, Inc., (2)			31,173
	Total Textiles, Apparel & Luxury Goods			239,898
	Total Long-Term Investments (cost $4,551,069)			5,183,147

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3%

	REPURCHASE AGREEMENTS – 2.3%

$119	Repurchase Agreement with State Street Bank, dated 7/29/16, repurchase price $118,561, collateralized by $90,000 U.S. Treasury Bonds, 8.000%, due 11/15/21, value $123,361	0.010%	8/01/16	$118,560
	Total Short-Term Investments (cost $118,560)			118,560
	Total Investments (cost $4,669,629) – 99.8%			5,301,707
	Other Assets Less Liabilities – 0.2%			12,841
	Net Assets – 100%			$5,314,548

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

18	NUVEEN

Statement of

Assets and Liabilities	July 31, 2016

Assets
Long-term investments, at value (cost $4,551,069)	$5,183,147
Short-term investments, at value (cost approximates value)	118,560
Cash	49,087
Receivable for:
Dividends	1,805
Investments sold	25,648
Reimbursement from Adviser	7,141
Other assets	782
Total assets	5,386,170
Liabilities
Payable for investments purchased	33,197
Accrued expenses:
Custodian fees	16,607
Professional fees	17,302
Shareholder reporting expenses	3,871
Trustees fees	9
12b-1 distribution and service fees	54
Other	582
Total liabilities	71,622
Net assets	$5,314,548
Class A Shares
Net assets	$51,791
Shares outstanding	2,500
Net asset value (“NAV”) per share	$20.72
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.98
Class C Shares
Net assets	$51,465
Shares outstanding	2,500
NAV and offering price per share	$20.59
Class R6 Shares
Net assets	$51,900
Shares outstanding	2,500
NAV and offering price per share	$20.76
Class I Shares
Net assets	$5,159,392
Shares outstanding	248,524
NAV and offering price per share	$20.76
Net assets consist of:
Capital paid-in	$5,124,836
Undistributed (Over-distribution of) net investment income	1,356
Accumulated net realized gain (loss)	(443,722)
Net unrealized appreciation (depreciation)	632,078
Net assets	$5,314,548
Authorized shares — per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	19

Statement of

Operations	For the period September 28, 2015 (commencement of operations) through July 31, 2016

Investment Income	$33,798
Expenses
Management fees	31,122
12b-1 service fees — Class A Shares	107
12b-1 distribution and service fees — Class C Shares	426
Shareholder servicing agent fees	302
Custodian fees	42,427
Trustees fees	109
Professional fees	19,892
Shareholder reporting expenses	8,142
Federal and state registration fees	517
Other	2,950
Total expenses before fee waiver/expense reimbursement	105,994
Fee waiver/expense reimbursement	(73,388)
Net expenses	32,606
Net investment income (loss)	1,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(116,190)
Futures contracts	(327,532)
Change in net unrealized appreciation (depreciation) of investments	632,078
Net realized and unrealized gain (loss)	188,356
Net increase (decrease) in net assets from operations	$189,548

See accompanying notes to financial statements.

20	NUVEEN

Statement of

Changes in Net Assets

For the Period 9/28/15 (commencement of operations) through 7/31/16
Operations
Net investment income (loss)	$1,192
Net realized gain (loss) from:
Investments	(116,190)
Futures contracts	(327,532)
Change in net unrealized appreciation (depreciation) of investments	632,078
Net increase (decrease) in net assets from operations	189,548
Fund Share Transactions
Proceeds from sale of shares	5,125,000
Net increase (decrease) in net assets from Fund share transactions	5,125,000
Net increase (decrease) in net assets	5,314,548
Net assets at the beginning of period	—
Net assets at the end of period	$5,314,548
Undistributed (Over-distribution of) net investment income at the end of period	$1,356

See accompanying notes to financial statements.

NUVEEN	21

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/15)
2016(d)	$20.00	$(0.04)	$0.76	$0.72	$—	$—	$—	$20.72
Class C (9/15)
2016(d)	20.00	(0.16)	0.75	0.59	—	—	—	20.59
Class R6 (9/15)
2016(d)	20.00	0.01	0.75	0.76	—	—	—	20.76
Class I (9/15)
2016(d)	20.00	0.01	0.75	0.76	—	—	—	20.76

22	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.60%	$52	2.67	%*	(1.89	)%*	0.99	%*	(0.21	)%*	81%

2.95	51	3.42	*	(2.64	)*	1.74	*	(0.96	)*	81

3.80	52	2.41	*	(1.64	)*	0.74	*	0.04	*	81

3.80	5,159	2.42	*	(1.64	)*	0.74	*	0.04	*	81

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 28, 2015 (commencement of operations) through July 31, 2016.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	23

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Managed Volatility Equity Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is July 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal period September 28, 2015 (commencement of operations) through July 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Winslow Capital is primarily responsible for managing the equity portion of the Fund’s portfolio and NAM is primarily responsible for managing the Fund’s volatility.

Investment Objectives

The Fund’s investment objective is to seek long-term capital appreciation while maintaining a consistent level of volatility.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

24	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC, will be equal to 1% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	25

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,183,147	$—	$—	$5,183,147
Short-Term Investments:
Repurchase Agreements	—	118,560	—	118,560
Total	$5,183,147	$118,560	$—	$5,301,707
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

26	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$118,560	$(118,560)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The Fund used S&P 500 eMini Index futures to manage the volatility of the Fund.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$866,841
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts
Equity	Futures contracts	$(327,532)

NUVEEN	27

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current fiscal period were as follows:

	For the period 9/28/15 (commencement of operations) through 7/31/16
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class R6	2,500	50,000
Class I	248,524	4,975,000
Net increase (decrease)	256,024	$5,125,000

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $8,720,965 and $4,053,561, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$4,686,401
Gross unrealized:
Appreciation	$673,184
Depreciation	(57,878)
Net unrealized appreciation (depreciation) of investments	$615,306

Permanent differences, primarily due to nondeductible stock issuance costs, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2016, the Fund’s tax year end, as follows:

Capital paid-in	$(164)
Undistributed (Over-distribution of) net investment income	164
Accumulated net realized gain (loss)	—

28	NUVEEN

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$1,356
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended July 31, 2016, was designated for purposes of the dividends paid deduction as follows:

For the period September 28, 2015 (commencement of operations) through July 31, 2016
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2016, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$426,950

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2016, the complex-level fee for the Fund was 0.1610%.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because

NUVEEN	29

Notes to Financial Statements (continued)

Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$426

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class R6 Shares	2,500
Class I Shares	242,500

30	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Winslow Capital
Management, LLC

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	31

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

32	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-advisers to the Fund and for determining whether to approve its advisory arrangements. At a meeting held on August 4-6, 2015 (the “Meeting”), the Board Members were asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”), between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreements (each, a “Sub-Advisory Agreement”), between (a) the Adviser and Nuveen Asset Management, LLC (“NAM”) and (b) the Adviser and Winslow Capital Management, LLC (“Winslow”). NAM and Winslow are each hereafter a “Sub-Adviser.” The Adviser and the Sub-Advisers are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreements are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. As the Adviser and the Sub-Advisers already serve as adviser and sub-advisers, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the investment expertise of the respective Fund Adviser. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

NUVEEN	33

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services to manage and operate the Fund. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace; setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services; preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management and the developing or interpreting of investment policies and parameters).

The Independent Board Members noted that the Adviser would oversee the Sub-Advisers, who were generally expected to provide the portfolio advisory services to the Fund. In this regard, they noted that the Fund was expected to consist of an equity sleeve that would be managed by Winslow and a volatility overlay that would be managed by NAM, and recognized each Sub-Adviser’s relevant investment expertise and experience.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Advisers.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared to the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated net total expense ratio for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. They also reviewed comparative fee and expense data pertaining to certain other Nuveen open-end funds. Further, the Independent Board Members considered, for each Sub-Adviser, the proposed sub-advisory fee rate for the Fund.

In addition, the Independent Board Members considered the Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

At the Meeting or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund would have two affiliated sub-advisers and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Advisers. In reviewing the nature of the services provided by the Adviser to the Nuveen funds, including through its affiliated sub-advisers, the Board has considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen affiliated sub-advisers. The Board has also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

34	NUVEEN

In reviewing the comparative information at the Meeting or at prior meetings, the Independent Board Members have also reviewed information regarding the differences between the Nuveen funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser was expected to provide the administrative and other support services to the Fund and, although the Sub-Advisers may provide some of these services, the Sub-Advisers would essentially provide the portfolio management services. In general, the Board has noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members have considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members have reviewed, among other things, the adjusted operating margins for Nuveen, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members have also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser. In reviewing the profitability data, the Independent Board Members have noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. At the Meeting or at prior meetings, the Independent Board Members have reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members have also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members have noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, have recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members have noted this information supplemented the profitability information requested and received during the year and have noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members have determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members have noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members have also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers to the Nuveen funds, including the Sub-Advisers, are affiliated with Nuveen. The Independent Board Members have also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the acquisition of Nuveen by TIAA-CREF in 2014.

With respect to the Sub-Advisers, each of which is affiliated with Nuveen, the Independent Board Members have previously reviewed their respective revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities. The Independent Board Members have also previously reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for NAM.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members have determined that the Adviser’s and each Sub-Adviser’s level of profitability is reasonable in light of the respective services provided.

NUVEEN	35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the management fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be allocated by the Sub-Advisers. Accordingly, the Independent Board Members considered that the Sub-Advisers may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Advisers may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Advisers to manage the Fund. The Independent Board Members noted that each Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreements should be and were approved on behalf of the Fund.

36	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	180
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	180
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	180
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	180

NUVEEN	37

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	180
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	180
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	180
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	180
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	180

38	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	180

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	180
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	180

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	181
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	181

NUVEEN	39

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	181
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	181
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	181
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	181
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	181
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	181
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	181
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

40	NUVEEN

Notes

NUVEEN	41

Notes

42	NUVEEN

Notes

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-WINME-0716P        19249-INV-Y-09/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended July 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	28,380	0	5,859	0
Nuveen Tradewinds Global All-Cap Fund	17,625	0	11,986	0
Nuveen NWQ International Value Fund	18,323	0	24,301	0
Nuveen Santa Barbara Global Dividend Growth Fund	17,471	0	2,999	0
Nuveen Santa Barbara International Dividend Growth Fund	17,256	0	2,820	0
Nuveen NWQ Japan Fund	17,297	0	2,205	0
Nuveen International Growth Fund	19,081	0	37,129	0
Nuveen Winslow Large-Cap Growth Fund	20,710	0	4,470	0
Nuveen Winslow Managed Volatility Equity Fund[5]	17,262	0	2,205	0

Total	$173,405	$0	$93,973	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund Commenced operations on 09/28/2015

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen NWQ International Value Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen NWQ Japan Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%
Nuveen Winslow Managed Volatility Equity Fund	0%	0%	0%	0%

July 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	27,588	0	2,891	0
Nuveen Tradewinds Global All-Cap Fund	17,176	0	14,527	0
Nuveen NWQ International Value Fund	17,834	0	33,473	0
Nuveen Santa Barbara Global Dividend Growth Fund	16,709	0	2,681	0
Nuveen Santa Barbara International Dividend Growth Fund	16,687	0	2,640	0
Nuveen NWQ Japan Fund	16,708	0	0	0
Nuveen International Growth Fund	18,029	1,832	56,747	0
Nuveen Winslow Large-Cap Growth Fund	21,166	0	5,263	0
Nuveen Winslow Managed Volatility Equity Fund[5]	0	0	0	0

Total	$151,897	$1,832	$118,223	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund Commenced operations on 09/28/2015

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen NWQ International Value Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen NWQ Japan Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%
Nuveen Winslow Managed Volatility Equity Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	5,859	0	0	5,859
Nuveen Tradewinds Global All-Cap Fund	11,986	0	0	11,986
Nuveen NWQ International Value Fund	24,301	0	0	24,301
Nuveen Santa Barbara Global Dividend Growth Fund	2,999	0	0	2,999
Nuveen Santa Barbara International Dividend Growth Fund	2,820	0	0	2,820
Nuveen NWQ Japan Fund	2,205	0	0	2,205
Nuveen International Growth Fund	37,129	0	0	37,129
Nuveen Winslow Large-Cap Growth Fund	4,470	0	0	4,470
Nuveen Winslow Managed Volatility Equity Fund	2,205	0	0	2,205

Total	$93,973	$0	$0	$93,973

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,891	0	0	2,891
Nuveen Tradewinds Global All-Cap Fund	14,527	0	0	14,527
Nuveen NWQ International Value Fund	33,473	0	0	33,473
Nuveen Santa Barbara Global Dividend Growth Fund	2,681	0	0	2,681
Nuveen Santa Barbara International Dividend Growth Fund	2,640	0	0	2,640
Nuveen NWQ Japan Fund	0	0	0	0
Nuveen International Growth Fund	56,747	0	0	56,747
Nuveen Winslow Large-Cap Growth Fund	5,263	0	0	5,263
Nuveen Winslow Managed Volatility Equity Fund	0	0	0	0

Total	$118,223	$0	$0	$118,223

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: October 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 6, 2016